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                                                                Exhibit 10.02

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                                CREDIT AGREEMENT

                            dated as of May 30, 1996

                                     among

                           FIRST DT HOLDINGS LIMITED,

                        VARIOUS FINANCIAL INSTITUTIONS,

                           THE TORONTO-DOMINION BANK,
                    as Issuing Bank and Administrative Agent





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                                     TABLE OF CONTENTS

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

SECTION 1      DEFINITIONS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    1

SECTION 2      COMMITMENTS OF THE LENDERS; LETTERS OF CREDIT; BORROWING PROCEDURES  . . . . . . . . . . . . . . . . . . . . .   26
   2.1         Commitments  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   26
   2.2         Groups of Loans  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   26
   2.3         Borrowing Procedures   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   26
   2.4         Letter of Credit Procedures  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   27
   2.5         Participations in Letters of Credit  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   27
   2.6         Reimbursement Obligations  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   28
   2.7         Limitation on the Issuing Bank's Obligations   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   28
   2.8         Funding by Lenders to the Issuing Bank   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   28
   2.9         Warranty   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   29
   2.10        Conditions   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   29
   2.11        Commitments Several  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   30

SECTION 3      NOTES EVIDENCING LOANS   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   30
   3.1         Notes  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   30
   3.2         Recordkeeping  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   30

SECTION 4      INTEREST   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   30
   4.1         Interest Rates   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   30
   4.2         Interest Payment Dates   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   31
   4.3         Interest Periods   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   31
   4.4         Setting and Notice of LIBOR  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   31
   4.5         Computation of Interest  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   32

SECTION 5      FEES   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   32
   5.1         Commitment Fees  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   32
   5.2         Letter of Credit Fees  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   32
   5.3         Additional Fees  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   33

SECTION 6      REDUCTION OR TERMINATION OF THE COMMITMENTS; REPAYMENTS  . . . . . . . . . . . . . . . . . . . . . . . . . . .   33
   6.1         Reduction or Termination of the Commitments  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   33
               6.1.1  Voluntary Reduction or Termination  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   33
               6.1.2  Mandatory Commitment Reduction  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   33
   6.2                  Prepayments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   34
               6.2.1  Mandatory Prepayments due to Commitment
                        Reductions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   34
               6.2.2  Voluntary Prepayments   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   34
               6.2.3  All Prepayments   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   34
               6.2.4  Commitment Termination Date   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   34


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
SECTION 7      MAKING AND PRORATION OF PAYMENTS;
                 SETOFF; TAXES   .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   35
   7.1         Making of Payments   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   35
   7.2         Application of Certain Payments  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   35
   7.3         Due Date Extension   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   35
   7.4         Setoff   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   35
   7.5         Proration of Payments  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   35
   7.6         Net Payments; Tax Exemptions   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   36

SECTION 8      INCREASED COSTS; SPECIAL PROVISIONS FOR LOANS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   37
   8.1         Increased Costs  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   37
   8.2         Basis for Determining Interest Rate
                 Inadequate or Unfair   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   39
   8.3         Changes in Law Rendering Loans Unlawful  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   39
   8.4         Funding Losses   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   39
   8.5         Right of Lenders to Fund through Other Offices   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   40
   8.6         Discretion of Lenders as to Manner of Funding  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   40
   8.7         Mitigation of Circumstances; Replacement
                 of Affected Lender   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   40
   8.8         Conclusiveness of Statements; Survival
                 of Provisions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   41

SECTION 9      WARRANTIES   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   41
   9.1         Organization, etc  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   41
   9.2         Authorization; No Conflict   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   42
   9.3         Validity and Binding Nature  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   42
   9.4         Financial Information  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   42
   9.5         No Material Adverse Change   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   43
   9.6         Litigation and Contingent Liabilities  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   43
   9.7         Ownership of Properties; Liens   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   43
   9.8         Subsidiaries   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   43
   9.9         Employee Benefit Plans   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   44
   9.10        Taxes  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   44
   9.11        Solvency, etc  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   44
   9.12        Insurance  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   44
   9.13        Contracts; Labor Matters   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   45
   9.14        Environmental and Safety and Health Matters  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   45
   9.15        Information  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   46
   9.16        Financial Assistance   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   46

SECTION 10     COVENANTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   47
   10.1        Reports, Certificates and Other Information  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   47
               10.1.1  Annual Report  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   47
               10.1.2  Quarterly Reports  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   47
               10.1.3  Certificates   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   48
               10.1.4  Reports to Securities Exchange
                         and to Shareholders  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   48
               10.1.5  Notice of Default, Litigation and
                         Employee Benefit Matters   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   48
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
               10.1.6      Management Reports   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   49
               10.1.7      Insurance Information  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   49
               10.1.8      Annual Budget  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   49
               10.1.9      Other Information  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   49
   10.2        Books, Records and Inspections   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   49
   10.3        Insurance  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   50
   10.4        Compliance with Laws; Maintenance of Property;
                 Payment of Taxes and Liabilities   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   50
   10.5        Maintenance of Existence, etc.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   50
   10.6        Financial Covenants  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   51
               10.6.1      Asset Coverage Ratio   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   51
               10.6.2      Interest Coverage Ratio  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   51
               10.6.3      Computation of Financial Covenants   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   51
   10.7        Limitations on Debt  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   51
   10.8        Liens  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   52
   10.9        Limitation on Restricted Payments.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   53
   10.10       Investments  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   55
   10.11       Mergers, Consolidations, Sales, Acquisitions   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   56
   10.12       Use of Proceeds  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   56
   10.13       Transactions with Affiliates   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   56
   10.14       Employee Benefit Plans   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   57
   10.15       Environmental Covenants  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   57
               10.15.1     Environmental Response Obligation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   57
               10.15.2     Environmental Liabilities  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   57
   10.16       Unconditional Purchase Obligations   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   57
   10.17       Inconsistent Agreements  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   58
   10.18       Further Assurances   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   58
   10.19       Amendments to Certain Documents  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   58
   10.20       Conduct of Business  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   59
   10.21       Limitations on Sale and Leaseback Transactions   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   59
   10.22       Tax Indemnity Agreements   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   59
   10.23       Fiscal Year  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   59
   10.24       Holding Company Status   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   59
   10.25       Limitation on Dividends and Other Payment
                 Restrictions Affecting Subsidiaries  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   59
   10.26       New Subsidiaries, Investments and Acquisitions   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   60
   10.27       Operating Leases   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   60
   10.28       Scheme Matters   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   61
   10.29       Post-Scheme Matters  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   61
   10.30       Post-Closing Guarantees and Security Interests   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   62
   10.31       Capital Expenditures   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   63
   10.32       Scheme Certificate   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   63

SECTION 11     CONDITIONS OF LENDING  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   63
   11.1        Effective Date   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   63
               11.1.1  Resolutions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   63
               11.1.2  Consents, etc  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   63
               11.1.3  Incumbency and Signature Certificates  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   63
               11.1.4  Guaranties   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   64
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               11.1.5  Opinion of Counsel for the Company and the
                         Obligors . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   64
               11.1.6  Pledge Agreement   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   64
               11.1.7  Publishing Letter Agreement  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   64
               11.1.8  No Material Adverse Effect   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   64
               11.1.9  Compliance Certificate   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   64
               11.1.10 Fees   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   64
               11.1.11 Other  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   65
   11.2        Conditions to Closing Date   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   65
               11.2.1  Documentary Conditions.    . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   65
                               (a)  Notes . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   65
                               (b)  Resolutions  .  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   65
                               (c)  Consents, etc . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   65
                               (d)  Incumbency and Signature
                                      Certificates  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   65
                               (e)  Pledge Agreements . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   65
                               (f)  Opinions of Counsel . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   66
               11.2.2  Holdco Facility; Publishing Credit
                         Agreement  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   66
               11.2.3  Amendment of Corporate Articles  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   66
               11.2.4  Debt to be Repaid, etc   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   66
               11.2.5  No Material Adverse Effect   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   66
               11.2.6  Approval of the Scheme   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   67
               11.2.7  Scheme Sanction  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   67
               11.2.8  No Litigation Re: Scheme   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   67
               11.2.9  Consummation of Other Transactions   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   67
               11.2.10 Capital Structure  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   67
               11.2.11 Capital Markets  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   68
               11.2.12 U.K. Procedural Requirements . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   68
               11.2.13 Compliance Certificate   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   68
               11.2.14 Publishing/Telegraph Subscription Agreement  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   68
               11.2.15 Hollinger Subordination Agreement  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   68
               11.2.16 FDTH/Holdco Subordination Agreement  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   69
               11.2.17 Process Agent Letter   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   69
               11.2.18 Fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   69
               11.2.19 Other .  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   69
   11.3        All Loans and Letters of Credit  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   69
               11.3.1  No Default, etc.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   69
               11.3.2  Confirmatory Certificate   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   69

SECTION 12  EVENTS OF DEFAULT AND THEIR EFFECT  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   70
   12.1        Events of Default  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   70
               12.1.1  Non-Payment of the Loans, etc  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   70
               12.1.2  Default under Other Debt   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   70
               12.1.3  Other Material Obligations   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   70
               12.1.4  Bankruptcy, Insolvency, etc  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   71
               12.1.5  Non-Compliance with Provisions of This Agreement   . . . . . . . . . . . . . . . . . . . . . . . . . .   71

                                                                                                                                Page
                                                                                                                                ----
               12.1.6  Warranties   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    71
               12.1.7  Employee Benefit Plans   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    72
               12.1.8  Judgments  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    72
               12.1.9  Invalidity of Guaranty, etc.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    72
               12.1.10 Invalidity of Collateral Documents, etc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    72
               12.1.11 Change in Control  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    72
               12.1.12 Material Adverse Change  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    73
               12.1.13   Ownership and Designation of Subsidiaries  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    73
   12.2   Effect of Event of Default  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    73
   12.3   Effect of Event of Default Paid to Scheme
            Effectiveness  . . . . . .  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    74

SECTION 13     THE AGENTS   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    74
   13.1        Authorization  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    74
   13.2        Indemnification  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    74
   13.3        Exculpation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    74
   13.4        Credit Investigation   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    75
   13.5        Agent and Affiliates   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    75
   13.6        Action on Instructions of the Lenders  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    75
   13.7        Funding Reliance   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    76
   13.8        Collateral Matters   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    76
   13.9        Resignation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    77

SECTION 14     GENERAL  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    77
   14.1        Waiver; Amendments   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    77
   14.2        Confirmations  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    78
   14.3        Notices  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    78
   14.4        Computations   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    78
   14.5        Costs, Expenses and Taxes  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    79
   14.6        Subsidiary References  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    79
   14.7        Captions   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    79
   14.8        Assignments; Participations  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    79
               14.8.1  Assignments  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    79
               14.8.2  Participations   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    81
   14.9        Governing Law  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    82
   14.10       Counterparts   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    82
   14.11       Successors and Assigns   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    82
   14.12       Indemnification by the Company   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    82
   14.13       Survival of Indemnities  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    83
   14.14       Confidentiality  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    83
   14.15       Forum Selection and Consent to Jurisdiction  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    84
   14.16       Waiver of Jury Trial   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    84
   14.17       American Legal Terms   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    85
   14.18       Telegraph Assumption   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    85

EXHIBIT A                    Form of Note
EXHIBIT B                    Form of Compliance Certificate
EXHIBIT C-1                  Form of Subsidiary Guaranty
EXHIBIT C-2                  Form of Hollinger International Guaranty
EXHIBIT D                    Form of Publishing Letter Agreement
EXHIBIT E-1                  Form of Publishing Pledge Agreement
EXHIBIT E-2                  Form of Company Pledge Agreement
EXHIBIT E-3                  Form of DTH Pledge Agreement
EXHIBIT E-4                  Form of Subsidiary Pledge Agreement
EXHIBIT E-5                  Form of Dutch Pledge Agreement
EXHIBIT E-6                  Form of Fairfax Pledge Agreement
EXHIBIT F-1                  Form of Opinion of Kirkpatrick & Lockhart LLP
EXHIBIT F-2                  Form of Opinion of Clifford Chance
EXHIBIT G                    Form of Assignment Agreement
EXHIBIT H                    Form of FDTH/Holdco Subordinated Note
EXHIBIT I                    Form of FDTH/Holdco Subordination Agreement
EXHIBIT J                    Form of Scheme Certificate



SCHEDULE 1.1                 Commitments and Percentages
SCHEDULE 9.5                 Recent Developments
SCHEDULE 9.6                 Litigation and Contingent Liabilities
SCHEDULE 9.8                 Subsidiaries
SCHEDULE 9.9                 Employee Benefit Plans
SCHEDULE 9.12                Insurance
SCHEDULE 9.13                Contracts; Labor Matters
SCHEDULE 9.14                Environmental and Safety and Health Matters
SCHEDULE 10.7                Debt
SCHEDULE 10.8                Liens
SCHEDULE 10.10               Investments
SCHEDULE 14.3                Addresses for Notices

                                CREDIT AGREEMENT


     This CREDIT AGREEMENT, dated as of May 30, 1996 (as amended, supplemented or otherwise modified from time to time, this "Agreement"), is entered into among FIRST DT HOLDINGS LIMITED, a limited liability company incorporated under the laws of England and Wales (the "Company"), the undersigned financial institutions (together with their respective successors and assigns, collectively the "Lenders" and individually each a "Lender") and THE TORONTO-DOMINION BANK (in its individual capacity, "Toronto-Dominion") as issuing bank and as administrative agent for the Lenders.

     WHEREAS, the Company has made a proposal for the acquisition by the Company of the publicly held shares in The Telegraph plc, a public limited liability company incorporated under the laws of England and Wales ("Telegraph") not owned by the Company or any of its Affiliates to be effected by way of a "Scheme of Arrangement" under Section 425 of the Companies Act 1985 (the "Scheme");

     WHEREAS, the Company has requested the Lenders to provide financing for the acquisition of the Telegraph shares pursuant to the Scheme and repayment of certain Telegraph indebtedness and the cancellation of all options over shares in Telegraph as set out in pages 20 to 21 of the Circular dated May 31, 1996, together with any modifications, additions or conditions approved or imposed by the Court and consented to by the Company, Telegraph and the Administrative Agent;

     NOW, THEREFORE, in consideration of the promises and the mutual agreements herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     SECTION 1  DEFINITIONS.

     When used herein the following terms shall have the following meaning (such definitions to be applicable to both the singular and plural forms of such terms);

     Acceleration Right means a right, which at the time is immediately exercisable (without further notice or lapse of time), by the holders or a trustee to cause the acceleration of the maturity of Debt of the Company or a Subsidiary having an aggregate principal amount outstanding of at least L5,000,000.

     Acquisition means (a) any acquisition or merger by the Company or any of its Subsidiaries of or with any other Person or (b) any acquisition by the Company or any of its Subsidiaries of the assets of any Person regardless of whether such assets constitute a substantial portion of such Person's assets.

     Administrative Agent means Toronto-Dominion in its capacity as administrative agent for the Lenders hereunder and any successor thereto in such capacity.

     Affected Lender means any Lender that has given notice to the Company (which has not been rescinded) of (a) any obligation by the Company to pay any amount pursuant to Section 7.6 or 8.1 or (b) the occurrence of any circumstances of the nature described in Section 8.2 or 8.3.

     Affected Loan - see Section 8.3.

     Affiliate means, with respect to any specified Person, (a) any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person or (b) any other Person that owns, directly or indirectly, 10% or more of such Person's equity ownership or Voting Stock or any officer or director of any such Person or other Person or with respect to any natural Person, any Person having a relationship with such Person by blood, marriage or adoption not more remote than first cousin. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person directly or indirectly, whether through ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

     Agents means the Administrative Agent and any co-agents which may be named from time to time by the Administrative Agent and the Company.

     Agreement- see the Preamble.

     Amortization Expense of any Person means, for any period, amounts recognized during such period as (a) amortization of goodwill or (b) amortization of any other intangible assets with an original life of ten years or more, in each case in accordance with GAAP and to the extent reflected in the Consolidated Net Income (Loss) of the Company and its Subsidiaries.

     Applicable Commitment Fee Rate means (a) for the period commencing on April 23, 1996 through but excluding the Closing Date, .10% and (b) from and after the Closing Date, .50%.

     Applicable Margin means 2.5%.

     Asset Coverage Ratio means, as of any date, the ratio of (a) the sum of
(i) 5.5 multiplied by the Operating Cash Flow for the immediately preceding four Fiscal Quarters excluding any dividends received from Fairfax or Southam plus
(ii) 88% of the Dollar Equivalent of the Closing Price of the Fairfax Shares as of the most recent trading date on the Australian Stock Exchange to (b) the aggregate amount of the Commitments, the Capital Leases and the Guarantee Obligations.

     Asset Sale means (a) any sale, lease, transfer or other disposition (including by way of merger or consolidation) by the Company or any Subsidiary of any asset (including the sale of the Capital Stock of any Subsidiary or any Capital Stock of Fairfax or Southam) outside the ordinary course of business to a Person other than the Company or a Subsidiary, or (b) any sale or assignment with or without recourse of accounts receivable of the Company or any Subsidiary. For purposes of this definition, the term "Asset Sale" shall not include any transfer of property and assets (i) having a market value of less than L1,000,000 (it being understood that if the market value of the properties or assets being transferred exceeds L1,000,000, the entire value and not just the portion in excess of L1,000,000 shall be deemed to have been the subject of an Asset Sale), (ii) which are obsolete (in the case of equipment) to the Company's and its Subsidiaries' businesses, (iii) consisting of any transfer of common shares of HTH by the Company to Hollinger Inc. pursuant to the provisions of the HTH/FDTH Share Exchange Agreement and (iv) consisting of any transfer of Telegraph Ordinary Shares pursuant to the FDTH Publishing/Telegraph Subscription Agreement.

     Assignee - see Section 14.8.1.

     Assignment Agreement - see Section 14.8.1.

     Associated Costs means, with respect to any Loan, a rate per annum equal to the percentage rate applicable to the Lending Office of the Administrative Agent according to the following formula:

     Associated Costs   =    BY + L(Y-X) + S(Y-Z)
       per annum             --------------------
                                 100 - (B+S)

where:

     "B"     =     The percentage of the Administrative Agent's eligible
                   liabilities which the Bank of England requires the Administrative Agent to hold in a non-interest-bearing deposit account in accordance with its cash ratio requirements;

     "Y"     =        The interest rate at which Sterling deposits in an
                      amount comparable to the aggregate principal amount of Toronto-Dominion's relevant Loan are offered by the Administrative Agent to leading banks in the London interbank market at or about 11:00 a.m.
                      (London time) on the first day of the Relevant Period for a period comparable to the Relevant Period;

     "L"     =        The percentage of eligible liabilities which (as a
                      result of the requirements of the Bank of England), the Administrative Agent maintains as secured money with members of the London Discount Market
                      Association and/or in certain marketable or callable securities approved by the Bank of England which percentage shall (in the absence of evidence that any other figure is appropriate) be conclusively presumed to be 5%;

     "X"     =        The rate at which secured Sterling deposits in an
                      amount comparable to the aggregate principal amount of Toronto-Dominion's relevant Loan may be placed by the Administrative Agent with members of the London
                      Discount Market Association and/or in certain marketable or callable securities approved by the Bank of England at or about 11:00 a.m. (London time) on the first day of the Relevant Period for a period comparable to the Relevant Period;

     "S"     =        The percentage of the Administrative Agent's eligible
                      liabilities which the Bank of England requires the Administrative Agent to place as a special deposit with the Bank of England; and

     "Z"     =        The interest rate per annum allowed by the Bank of
                      England on special deposits.

     (a)      For the purposes of this definition:

          (i) "eligible liabilities" and "special deposits" shall have the meanings given to them at the time of application of the formula by the Bank of England; and

          (ii)  "Relevant Period" means the duration of such Interest Period.

     (b) In the application of the above formula, B, Y, L, X, S and Z are included in the formula as figures and not as percentages (e.g. if B = 0.5% and Y = 15%, then BY will be calculated as 0.5 x 15 and not as 0.5% x 15%).

     (c)   (i)  The formula is applied on the first day of each Relevant Period.

          (ii) Each rate calculated in accordance with the formula is, if necessary, rounded upward to the nearest 1/16 of 1%.

     (d) If the Administrative Agent determines that a change in circumstances has rendered, or will render, the formula inappropriate, the Administrative Agent (after consultation with the Lenders) shall notify the Company of the matter in which the Associated Costs will subsequently be calculated. The manner of calculation so notified by the Administrative Agent shall, in the absence of manifest error, be binding on the Company and the Lenders.

     Board of Directors means the board of directors of a Person or any duly authorized committee of such board.

     Business Day means any day on which commercial banks are open for commercial banking business in Chicago, New York and London.

     Capital Expenditures means all expenditures which, in accordance with GAAP, would be required to be capitalized and shown on the consolidated balance sheet of the Company, but excluding expenditures made in connection with the replacement, substitution or restoration of assets to the extent financed (a) from insurance proceeds (or other similar recoveries) paid on account of the loss of or damage to the assets being replaced or restored or (b) with awards of compensation arising from the taking by seizure, compulsory purchases, eminent domain or condemnation of the assets being replaced.

     Capital Lease means, with respect to any Person, any lease of (or other agreement conveying the right to use) any real or personal property by such Person which, in conformity with GAAP, is accounted for as a capital lease on the balance sheet of such Person.

     Capital Stock of any Person means any and all shares, interests, participations or other equivalents (however designated) of such Person's capital stock.

     Cash Equivalent Investment means, at any time:

     (a) securities issued or fully guaranteed or insured by the government of a country which is a member of the Organization for Economic Cooperation and Development or any agency thereof having maturities of six months or less from the date of acquisition;

     (b) commercial paper, Euro-commercial paper and any other marketable securities, in each case maturing within twelve months after the relevant date of determination, which is issued by either;

          (i) a corporation (except an Affiliate) rated at least A-1 by S&P or P-1 by Moody's, at the time of investment, or

          (ii)  any Lender (or its holding company);

     (c) any certificate of deposit or bankers' acceptance or eurocurrency time deposit, maturing not more than one year after the date of issue, which is issued by either

          (i) a financial institution authorized to issue such investments under the Banking Act 1987 whose short-term debt securities are rated at least A-1 by S&P or P-1 by Moody's at the time of investment, or

          (ii)  any Lender;

     (d)  any repurchase agreement with a term of one year or less which

          (i)  is entered into with

                    (A) any Lender, or

                    (B) any other commercial banking institution of the stature referred to in clause (c)(i),

          (ii) is secured by a fully perfected Lien on any obligation of the type described in any of clauses (a) through (c), and

          (iii) has a market value at the time such repurchase agreement is entered into of not less than 100% of the repurchase obligation of such Lender (or other commercial banking institution) thereunder; or

     (e) investments in money market funds that invest solely in Cash Equivalent Investments described in clauses (a) through (d).

     Change in Control means the occurrence of any of the following after the Effective Date:

     (a) there is a report filed on Schedule 13D, 14D-1 or 14D-1F (or any successor schedule, form or report) pursuant to the

     Exchange Act, disclosing that any person (for purposes of this definition, as the term "person" is used in Section 13(d)(3) or Section 14(d)(2) of the Exchange Act or any successor provision to either of the foregoing), other than any person consisting solely of Conrad M. Black (or his heirs, executors or legal representatives) and his Affiliates, has become the beneficial owner (as the term "beneficial owner" is defined under Rule 13d-3 or any successor rule or regulation promulgated under the Exchange
     Act) of Voting Stock representing 50% or more of the total voting power attached to all Voting Stock of Hollinger Inc. or Hollinger International then outstanding; provided, however, that a person shall not be deemed to be the beneficial owner of, or to own beneficially, (i) any securities tendered pursuant to a tender or exchange offer made by or on behalf of such person or any of such person's Affiliates until such tendered securities are accepted for purchase or exchange thereunder, or (ii) any securities if such beneficial ownership (A) arises solely as a result of a revocable proxy delivered in response to a proxy or consent solicitation made pursuant to applicable law, and (B) is not also then reportable on
     Schedule 13D (or any successor schedule) under the Exchange Act;

          (b) there is a report filed or required to be filed with any securities commission or securities regulatory authority in Canada, disclosing that any offeror (as the term "offeror" is defined in Section 89(1) of Securities Act (Ontario) for the purpose of Section 101 of such Securities Act or any successor provision of the foregoing) other than any person consisting solely of Conrad M. Black (or his heirs, executors or legal representatives) and his Affiliates, has acquired beneficial ownership (within the meaning of the Securities Act (Ontario)) of, or the power to exercise control or direction over, or securities convertible into, any voting or equity shares of Hollinger Inc. that together with such offeror's securities (as the term "offeror's securities" is defined in Section 89(1) of the Securities Act (Ontario) or any successor provision thereto in relation to the voting or equity shares of Hollinger Inc.) would constitute Voting Stock of Hollinger Inc. representing 50% or more of the total voting power attached to all Voting Stock of Hollinger Inc. then outstanding;

          (c) Hollinger International shall cease to own, directly or indirectly, 100% of the Voting Stock of the Company (other than the DTH Preference Shares and the FDTH Preference Shares owned by third parties as of the Effective Date) or TelHoldco, or, on and after the Closing Date, Telegraph (other than the Telegraph Ordinary Shares issued pursuant to Put/Call Options or any New Preference Shares issued pursuant to the Purchase Option); or

          (d) Conrad M. Black (or his heirs, executors and legal representatives) and his Affiliates cease to beneficially own and control the voting of, directly or indirectly, Voting Stock of Hollinger International representing a greater percentage of the total voting power attached to the Voting Stock of Hollinger International than the percentage beneficially owned and controlled, directly or indirectly, by any other single shareholder of Hollinger International together with its Affiliates.

     CIBC Credit Facility means the Cdn$300,000,000 credit facility described in the Summary of Terms and Conditions dated May 24, 1996 among Hollinger International, certain financial institutions and Canadian Imperial Bank of Commerce, as administrative agent.

     Closing Date means the date the conditions precedent in Section 11.2 have been satisfied or waived and the initial Loans have been funded.

     Closing Price means, with respect to an ordinary share of Fairfax, the closing price per share of Fairfax ordinary shares on such day as reported by the Australian Stock Exchange.

     Collateral means, collectively, all of the property and assets that are from time to time subject to the Collateral Documents.

     Collateral Document means each Pledge Agreement and each Subsidiary Note.

     Commitment means as to any Lender the commitment of such Lender to make Loans to and to issue or participate in Letters of Credit for the account of the Company pursuant to Section 2.1. The initial amount of the Commitment of each Lender is set forth on Schedule 1.1.

     Commitment Termination Date means (i) September 30, 1996 if the Closing Date has not occurred on or prior to such date or (ii) the date which is the earlier of six months from the Closing Date or such other date on which the Commitments shall terminate pursuant to Section 12.

     Company - see the Preamble.

     Company Pledge Agreement - see Section 11.2.1(e).

     Consolidated Net Income (Loss) of the Company and its Subsidiaries means, for any period, the consolidated net income (or loss) of the Company and its Subsidiaries for such period as determined in accordance with GAAP, adjusted, to the extent included in calculating such consolidated net income (or loss), by excluding, without duplication, (a) all extraordinary gains and losses, (b) the portion of consolidated net income (or loss) of the Company and its Subsidiaries allocable to Investments in Fairfax or Southam and unconsolidated Persons to the extent that cash dividends or distributions have not actually been received by such Person or one of its consolidated Subsidiaries, (c) the portion of consolidated net income (or loss) of a Person combined with the Company or any of its Subsidiaries on a "pooling of interests" basis attributable to any period prior to the date of combination,
(d) any gain or loss, net of taxes, realized upon the termination of any employee pension benefit plan, (e) aggregate net gains and losses (less all fees and expenses relating thereto) in respect of dispositions of assets (including sales of shares of unconsolidated Persons) other than in the ordinary course of business, (f) the net income of any Subsidiary to the extent that the declaration of dividends or similar distributions by that Subsidiary of that income is not at the time permitted, directly or indirectly, by operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulations applicable to that Subsidiary or its stockholders; (g) any restoration to income of any contingency reserve, except to the extent that provision for such reserve was made out of income accrued at any time following the date of this Agreement,
(h) any net gain from the collection of proceeds of life insurance policies,
(i) any gain arising from the acquisition of any securities, or the extinguishment, under GAAP, of any Debt of the Company or (j) aggregate net gains or losses relating to foreign currency transactions or translations.

     Debt of any Person means, without duplication, (a) all indebtedness of such Person for borrowed money (including Debt to Affiliates, the FDTH Loan Notes and the Fairfax Loan Notes), whether or not evidenced by bonds, debentures, notes or similar instruments, (b) all obligations of such Person as lessee under Capital Leases which have been recorded as liabilities on a balance sheet of such Person, (c) all obligations of such Person to pay the deferred purchase price of property or services (other than current accounts payable in the ordinary course of business), (d) all indebtedness secured by a Lien on the property of such Person, whether or not such indebtedness shall have been assumed by such Person (it being understood that if such Person has not assumed or otherwise become personally liable for any such indebtedness, the amount of the Debt of such Person in connection therewith shall be limited to the lesser of the face amount of such indebtedness or the fair market value of all property of such Person securing such indebtedness), (e) all obligations, contingent or otherwise, with respect to the face amount of all letters of credit (whether or not drawn) and banker's acceptances issued for the account of such Person (including, without limitation, the Letters of Credit) and in connection with any agreement to purchase, redeem, exchange, convert or otherwise acquire for value any Capital Stock of such Person, or any warrants, rights or options to acquire such Capital Stock now or hereafter outstanding, (f) all liabilities of such Person in respect of Hedging Agreements, (g) all Debt referred to in clauses (a) through (d) above of other Persons and all dividends of other Persons, the payment of which is secured by (or for which the holder of such Debt has an existing right, contingent or otherwise, to be secured by) any Lien (other than the Lien in favor of Montreal Trust Company of Canada on the shares of HTH owned by FDTH), upon or with respect to property (including, without limitation, accounts and contract rights) owned by such Person, even though such Person has not assumed or become liable for the payment of such Debt, (h) all Guarantee Obligations of such Person (excluding the Tax Indemnity Agreements), (i) all Redeemable Capital Stock valued at the greater of its voluntary or involuntary maximum fixed repurchase price plus accrued and unpaid dividends and (k) any amendment, supplement, modification, deferral, renewal, extension, refunding or refinancing or any Debt of the types referred to in clauses (a) through (i) above. For purposes hereof, the "maximum fixed repurchase price" of any Redeemable Capital Stock which does not have a fixed repurchase price shall be calculated in accordance with the terms of such Redeemable Capital Stock as if such Redeemable Capital Stock were purchased on any date on which Debt shall be required to be determined pursuant to this Agreement, and if such price is based upon, or measured by, the fair market value of such Redeemable Capital Stock, such fair market value to be determined in good faith by the Board of Directors of such Person. Debt shall not include the obligations of any Person related to deferred taxes or severance obligations of any nature payable by such Person.

     Debt/Equity Proceeds means the aggregate Net Cash Proceeds from the issuance of any equity or Debt by Hollinger International, Holdco or any Subsidiary of Hollinger International or Holdco formed on or after the Effective Date.

     Dollar Equivalent means, with respect to Australian Dollars or Sterling, at any time for the determination thereof, the equivalent amount of U.S. Dollars obtained by converting Australian Dollars, as the case may be, involved in such computation into U.S. Dollars at the spot rate quoted by the Administrative Agent for the purchase of U.S. Dollars with Australian Dollars or Sterling, as the case may be, at its foreign exchange trading center located in New York, New York, or such other location as the Administrative Agent may designate from time to time.

     DTH means DT Holdings Limited, a limited liability company incorporated under the laws of England and Wales.

     DTH Pledge Agreement - see Section 11.1.6.

     DTH Preference Shares means (a) the 2,540,000 8.086% Cumulative Redeemable Preference Shares, Series 1 and (b) the 1,100,000 7.127% Cumulative Redeemable Preference Shares, Series 2, each issued by DTH.

     Dutch Pledge Agreement means a pledge agreement dated the S.155 Date executed by Telegraph Australian Holdings Limited and Deedtask Holding B.V. substantially in the form attached hereto as Exhibit E-5, as amended, supplemented or otherwise modified from time to time.

     Effective Date - see Section 11.1.

     Employee Benefit Plan means any employee benefit plan, pension plan or welfare plan which is maintained or contributed to for the benefit of the employees of the Company or any of its Subsidiaries which, under applicable law,
(a) is required to be funded through a trust or similar funding vehicle or (b) creates or could result in a Lien on any property of the Company or any of its Subsidiaries.

     Environmental Laws means any applicable federal, state or local statute, law, ordinance, code, rule, regulation, order, decree or other officially-promulgated and legally binding policy regulating, relating to, or imposing liability or standards of conduct (including, but not limited to, permit requirements and emission or effluent restrictions) concerning any Regulated Materials, as now or at any time hereafter in effect and applicable to the Company or any of its Subsidiaries.

     Event of Default means any of the events described in Section 12.1.

     Excess Cash Flow means, as of the last day of any Fiscal Quarter, the difference between (a) Operating Cash Flow for such Fiscal Quarter and (b) the sum of (i) Total Interest Expense for such Fiscal Quarter plus (ii) scheduled principal payments on Funded Debt for such Fiscal Quarter plus (iii) all federal, state, local and foreign income taxes of the Company and its Subsidiaries paid during such Fiscal Quarter plus (iv) Restricted Payments and Permitted Payments under Sections 10.9(b)(i) and (ii) paid during such Fiscal Quarter plus (v) Capital Expenditures during such Fiscal Quarter plus (vi) payments made under the Option Tax Indemnity Agreements during such Fiscal Quarter minus (vii) scheduled principal payments on Funded Debt other than the Loans during such Fiscal Quarter.

     Excess Debt/Equity Proceeds means 50% of the aggregate Debt/Equity Proceeds after any mandatory repayment of the Holdco

Facility, the mandatory commitment reduction pursuant to Section 6.1.2(d) of this Agreement and repayment of the CIBC Credit Facility.

     Exchange Act means the Securities Exchange Act of 1934, as amended.

     Excluded Taxes - see definition of "Taxes".

     Exemption Agreement - see Section 7.6.

     Exemption Representation - see Section 7.6.

     Existing Debt Facilities means, collectively, (a) the Loan Agreement dated February 17, 1992 between Toronto-Dominion and the Telegraph, as amended, (b) the Loan Agreement dated April 13, 1993 between The Bank of Nova Scotia, London Branch and the Telegraph, as amended, (c) the Loan Agreement dated June 29, 1993 between The Bank of Nova Scotia, London Branch and the Telegraph, as amended,
(d) the Revolving Credit Facility and Acceptance Facility between The Bank of Nova Scotia, London Branch and the Telegraph dated November 4, 1993, as amended and renewed on November 1, 1995, (e) the Revolving Credit Facility between The Royal Bank of Scotland and the Telegraph dated February 22, 1995, as amended and renewed on February 2, 1996, (f) the Revolving Acceptance Credit Facility and Spot and Forward Exchange Transactions Facility between Barclays Bank and the Telegraph dated February 21, 1996, as amended, and (g) the On Demand Overdraft Facility between the Royal Bank of Scotland and the Telegraph.

     Extraordinary Cash Dividends means in respect of the Southam Interests:

     (a) a cash dividend in respect of a particular calendar year representing the excess, if any, of (i) the aggregate of all cash dividends declared and paid on such securities during the calendar year over (ii) the greatest of (x) 200% of the aggregate of all cash dividends declared and paid on such securities during the immediately preceding calendar year, (y) 300% of the average of the aggregate of all cash dividends declared and paid on such securities during the immediately preceding three calendar years; and (z) 100% of the aggregate consolidated net income of the issuer of such securities, before extraordinary items, for its immediately preceding fiscal year; and

     (b) any cash dividend declared by Southam on its common shares which the directors of Southam by resolution determine to be extraordinary, taking into account the amount of the dividend, the effect of the dividend on the market value of such securities after payment thereof, the form of payment, the financial position of Southam, economic conditions, business practices and such other factors as the directors of Southam considered to be relevant.

     Fairfax means John Fairfax Holdings Limited, a company incorporated under the laws of the Australian Capital Territory.

     Fairfax Loan Notes has the meaning ascribed thereto in the Scheme
Documents.

     Fairfax Pledge Agreement means the pledge agreement dated the S.155 Date executed by Daily Telegraph Holdings B.V. and Telegraph Australian Holdings Limited. substantially in the form of Exhibit E-6, as amended, supplemented or otherwise modified from time to time.

     Fairfax Shares means the Capital Stock of Fairfax owned by the Company or its Subsidiaries which is pledged to the Administrative Agent pursuant to the Fairfax Pledge Agreement.

     FDTH Loan Notes has the meaning ascribed thereto in the Scheme Documents.

     FDTH Preference Shares means (a) the 200 Floating Rate Cumulative Redeemable Retractable Preference Shares, Series A, Cdn $500,000 each (b) the 200 Floating Rate Cumulative Redeemable Retractable Preference Shares, Series B Cdn $500,000 each, (c) the 165,000,000 Second Preference Shares, and (d) the 23,801,420 Third Preference Shares, each issued by the Company.

     FDTH/Holdco Subordinated Note means the U.S.$100,000,000 unsecured promissory note dated as of the Closing Date issued by the Company in favor of Holdco and subordinated to the obligations of the Company pursuant to this Agreement and the Loan Documents substantially in the form of Exhibit H, as amended, supplemented or otherwise modified from time to time.

     FDTH/Holdco Subordination Agreement means the Subordination Agreement between Holdco and the Administrative Agent relating to the FDTH/Holdco Subordinated Note substantially in the form of Exhibit I, as amended, supplemented or otherwise modified from time to time.

     Fiscal Quarter means a fiscal quarter of a Fiscal Year.

     Fiscal Year means the fiscal year of the Company and its Subsidiaries, which period shall be the 12-month period ending on December 31 of each year. References to a Fiscal Year with a number corresponding to any calendar year (e.g., "Fiscal Year

1995") refer to the Fiscal Year ending on December 31 of such calendar year.

     Funded Debt means the sum of (a) all Debt of the Company and its Subsidiaries pursuant to clauses (a), (b), (d), and (h) of the definition of Debt, minus (b) Debt of the Company to its Subsidiaries and Debt of its Subsidiaries to the Company or to other Subsidiaries and the FDTH/Holdco Subordinated Note.

     GAAP means generally accepted accounting principles in the United Kingdom, as in effect from time to time.

     Group - see Section 2.2.

     Guarantee Obligation means any agreement, undertaking or arrangement by which any Person guarantees or endorses (by direct or indirect agreement, contingent or otherwise, to provide funds for payment, to supply funds to or otherwise to invest in a debtor, or otherwise to assure a creditor against loss) any indebtedness, obligation or other liability of any other Person (other than by endorsements of instruments in the course of collection), or guarantees the payment of dividends or other distributions upon the shares of any other Person. The amount of any Person's obligation under any Guarantee Obligation shall (subject to any limitation set forth therein) be deemed to be the outstanding principal amount of the debt, obligation or other liability guaranteed thereby.

     Guarantor means (a) as of the Effective Date, Hollinger International and TelHoldco; and (b) as of the S.155 Date, Hollinger International, TelHoldco and each of the Company's Subsidiaries listed on Schedule 9.8 other than HTH and, thereafter, each other person which from time to time executes and delivers a counterpart of either Guaranty.

     Guaranties means the Hollinger International Guaranty and the Subsidiary Guaranty.

     Hedging Agreement means any interest rate, currency or commodity swap agreement, interest rate cap agreement, interest rate collar agreement, or other agreement or arrangement designed to protect a Person against fluctuations in interest rates, currency exchange rates or commodity prices.

     Holdco means Hollinger International Publishing Holdings Inc., a Delaware corporation and Wholly-Owned Subsidiary of Hollinger International.

     Holdco Facility means the Securities Purchase Agreement dated as of May 30, 1996 between Holdco and Toronto Dominion Investments, Inc. providing for a secured senior exchangeable note facility in the maximum principal amount of U.S. $100,000,000, as amended, modified or supplemented from time to time.

     Hollinger Inc. means Hollinger Inc., a corporation continued under the laws of Canada.

     Hollinger Inc. Subordination Agreement means an agreement between Hollinger Inc. and the Administrative Agent in form and substance satisfactory to the Administrative Agent whereby Hollinger Inc. subordinates its Lien on the HTH shares owned by Deedtask Limited pursuant to the Joint Venture Agreement referred to in Section 10.19(h) and the Pledge Agreement dated April 15, 1993 from Deedtask Limited to Hollinger Inc. to the Lien of the Administrative Agent.

     Hollinger International means Hollinger International Inc., a Delaware corporation.

     Hollinger International Guaranty - see Section 11.1.4.

     HTH means Hollinger-Telegraph Holdings, Inc., a corporation continued under the laws of Alberta.

     HTH/FDTH Share Exchange Agreement means the share exchange agreement dated as of July 19, 1995 between Hollinger Inc. and FDTH.

     HTH Pledge Agreement means a pledge agreement dated the S.155 Date executed by Deedtask Limited substantially in the form of Exhibit E- 7, as amended, supplemented or otherwise modified from time to time.

     Indemnified Liability - see Section 14.12.

     Interest Coverage Ratio means, as of the last day of any Fiscal Quarter, the ratio of (a) Operating Cash Flow for such Fiscal Quarter to (b) Total Interest Expense for such Fiscal Quarter plus Permitted Payments under Section 10.9(b)(i) made during such Fiscal Quarter. For purposes of determining Operating Cash Flow for such Fiscal Quarter, Operating Cash Flow shall only include an amount equal to one-half of the most recently received Fairfax dividend (regardless of whether such dividend was received in such Fiscal Quarter).

     Interest Period - see Section 4.3.

     Interest/Restricted Payment Coverage Ratio means, as of the last day of any Fiscal Quarter, the ratio of (a) Operating Cash Flow for such Fiscal Quarter to
(b) the sum of (i) Total Interest Expense for such Fiscal Quarter plus (ii) Permitted Payments under Sections 10.9(b)(i) and (ii) made during such Fiscal Quarter plus (iii) Restricted Payments made during such Fiscal Quarter pursuant to Section 10.9(a)(1) plus (iv) payments made under the Option Tax Indemnity Agreements during such Fiscal Quarter.

     Investment means, with respect to any Person:

     (a)  any loan or advance made by such Person to any other Person; and

     (b) any ownership or similar interest held by such Person in any other Person.

     The amount of any Investment shall be the original principal or capital amount thereof less all returns of principal or equity thereon (and without adjustment by reason of the financial condition of such other Person) and shall, if made by the transfer or exchange of property other than cash, be deemed to have been made in an original principal or capital amount equal to the fair market value of such property.

     Issuing Bank means Toronto-Dominion in its capacity as issuer of Letters of Credit.

     Lender - see the Preamble.

     Lender Party - see Section 14.12.

     Lending Office means with respect to any Lender the office or offices of such Lender which shall be making or maintaining the Loans of such Lender hereunder or such other office or offices through which such Lender determines LIBOR. A Lending Office of any Lender may be, at the option of such Lender, either a domestic or foreign office.

     Letter of Credit means either (a) a standby letter of credit or (b) guaranty, in each case issued to guarantee the FDTH Loan Notes having terms and provisions which are permitted by this Agreement and which otherwise are reasonably satisfactory to the Issuing Bank.

     Letter of Credit Application means a letter of credit application in the form then used by the Issuing Bank for standby letters of credit or guaranties, as the case may be (with appropriate adjustments to indicate that any letter of credit or guaranty issued thereunder is to be issued pursuant to, and subject to the terms and conditions of, this Agreement).

     LIBOR means (a) with respect to any Loan for any Interest Period, the rate of interest (rounded, if necessary, to the next higher 1/16 of one percent) equal to the rate at which Sterling deposits in immediately available funds are offered by the Administrative Agent to prime lending banks in the London interbank market as at or about 11:00 a.m. (London time) on the first day of such Interest Period in the approximate amount of Toronto-Dominion's relevant Loan and having a maturity approximately equal to such Interest Period and (b) with respect to any other determination of LIBOR under this Agreement, unless specified otherwise, the rate of interest (rounded, if necessary, to the next higher 1/16th of one percent) equal to the rate at which Sterling deposits in immediately available funds are offered by the Administrative Agent to prime lending banks in the London interbank market as or about 11 a.m. (London time) on the date of calculation in the approximate amount of the amount which remains unpaid or unreimbursed, as the case may be, and having a maturity of one week.

     LIBOR (Reserve Adjusted) means, relative to any Loan for any Interest Period, a rate per annum (rounded upwards, if necessary, to the nearest 1/16 of 1%) determined pursuant to the following formula:

     LIBOR       =       LIBOR + Associated Costs
     (Reserve Adjusted)

     Lien means, when used with respect to any Person, any interest of any other Person in any real or personal property, asset or other right owned or being purchased or acquired by such Person which secures payment or performance of any obligation and shall include any mortgage, lien, encumbrance, charge or other security interest of any kind, whether arising by contract, as a matter of law, by judicial process or otherwise.

     Loans - see Section 2.1.

     Loan Documents means this Agreement, the Notes, the Guaranties, the Letter of Credit Applications, the Collateral Documents and the Publishing Letter Agreement.

     Management Fees means any management, consulting, non-competition, advisory or other similar fees or payments, or any interest thereon, payable by the Company or any of its Subsidiaries to Hollinger, Hollinger International, Publishing or any other Affiliate other than the Company or any Subsidiary.

     Material Adverse Effect means a material adverse effect on (a) the condition (financial or otherwise), operations, business, prospects, properties or assets of the Company and its Subsidiaries taken as a whole; or (b) the ability of the Company and its Subsidiaries taken as a whole to timely and fully perform any of their payment or other material obligations under this Agreement or any other Loan Document to which they are a party.

     Minority Dutch Shares - see Section 10.18.

     Moody'smeans Moody's Investors Service, Inc. or any successor rating agency.

     Net Cash Proceeds means (a) with respect to any Asset Sale by any Person, the proceeds thereof in the form of cash or cash equivalents including payments of principal and interest in respect of deferred payment obligations when received in the form of, or stock or other assets when disposed of for, cash or cash equivalents (except to the extent that such obligations are financed or sold with recourse to the Company or any Subsidiary) net of (i) brokerage commissions and other reasonable fees and expenses (including fees and expenses of counsel and investment bankers) related to such Asset Sale, (ii) provisions for all taxes payable as a result of such Asset Sale, (iii) payments made to retire indebtedness where payment of such indebtedness is secured by the assets or properties the subject of such Asset Sale, (iv) amounts required to be paid to any Person (other than the Company or any Subsidiary) owning a beneficial interest in the assets subject to the Asset Sale and (v) appropriate amounts to be provided by the Company or any Subsidiary, as the case may be, as a reserve, in accordance with GAAP, against any liabilities associated with such Asset Sale and retained by the Company or any Subsidiary, as the case may be, after such Asset Sale, including, without limitation, pension and other post-employment benefit liabilities, liabilities related to environmental matters and liabilities under any indemnification obligations associated with such Asset Sale, all as reflected in an Officers' Certificate delivered to the Administrative Agent, (b) with respect to any issuance or sale by the Company or DTH of Capital Stock or options, warrants or rights to purchase Capital Stock, or debt securities or Capital Stock that have been converted into or exchanged for Capital Stock, the proceeds of such issuance or sale in the form of cash or cash equivalents, including payments in respect of deferred payment obligations when received in the form of, or stock or other assets when disposed of for, cash or cash equivalents (except to the extent that such obligations are financed or sold with recourse to the Company or any Subsidiary), net of attorneys' fees, accountants' fees and brokerage, consultation, underwriting and other fees and expenses actually incurred in connection with such issuance or sale and net of taxes paid or payable as a result thereof, and (c) with respect to the issuance by the Company or DTH of Subordinated Debt (other than the FDTH/Holdco Subordinated Note), the proceeds of such issuance net of attorneys' fees, accountants' fees and brokerage, consultation, underwriting and other fees and expenses actually incurred in connection with such issuance.

     Newspaper Business means the business of publishing and distributing (including distributing by electronic means) newspapers, magazines and other paid or free publications having national, regional, local or targeted markets, including publications having limited or no news or editorial content such as shoppers or other "total market coverage" publications and similar publications.

     New Preference Shares has the meaning set out in the Scheme Documents.

     Notes - see Section 3.1.

     Obligor means, as the context may require, the Company, Hollinger International and each other Person (other than any Agent, the Issuing Bank or any Lender) obligated under any Loan Document.

     Occupational Safety and Health Law means any federal, state or local statute, law, ordinance, code, rule, regulation, order or decree regulating, relating to or imposing liability or standards of conduct concerning employee health and/or safety.

     Operating Cash Flow means, as of the last day of any Fiscal Quarter, the sum, without duplication, of

     (a)  Consolidated Net Income (Loss) for such Fiscal Quarter,

     plus

     (b) the consolidated interest expense and other financing costs of the Company and its Subsidiaries deducted in determining Consolidated Net Income
(Loss) for such Fiscal Quarter,

     plus

     (c) all depreciation and amortization of assets (including goodwill and other intangible assets) of the Company and its Subsidiaries deducted in determining Consolidated Net Income (Loss) for such Fiscal Quarter, plus

     (d) all federal, state, local and foreign income taxes (whether paid or deferred) of the Company and its

Subsidiaries deducted in determining Consolidated Net Income (Loss) for such Fiscal Quarter,

     plus

     (e) other non-cash expenses and all extraordinary and non-recurring expenses (including all one-time, non-recurring transaction expenses associated with the Scheme, to the extent such expenses are included in determining Consolidated Net Income (Loss)) deducted in determining Consolidated Net Income
(Loss) for such Fiscal Quarter.

     Optionholders has the meaning set out in the Scheme Circular.

     Options Proposals has the meaning set out in the Scheme Circular.

     Option Tax Indemnity Agreements means (a) the Deed of Indemnity dated May 31, 1996 between the Company and Telegraph relating to tax indemnification in connection with the Purchase Option and (b) the letter agreement dated May 31, 1996 between the Company and West Ferry Printers Limited relating to tax indemnification in connection with the Options Proposals.

     Participant - see Section 14.8.2.

     Percentage means as to any Lender the percentage which (a) the amount of such Lender's Commitment is of (b) the aggregate amount of Commitments of all Lenders; provided that after the Commitments have been terminated, "Percentage" shall mean as to any Lender the percentage which the aggregate principal amount of such Lender's Loans is of the aggregate principal amount of all Loans. The initial Percentage for each Lender is set forth opposite such Lender's name on
Schedule 1.1.

     Permitted Payments - see Section 10.9(b).

     Person means any natural person, corporation, partnership, limited liability company, trust, association, governmental authority or unit, or any other entity, whether acting in an individual, fiduciary or other capacity.

     Pledge Agreements means the Company Pledge Agreement, the Fairfax Pledge Agreement, the HTH Pledge Agreement, the DTH Pledge Agreement, the Publishing Pledge Agreement, the Dutch Pledge Agreement, the Southam Pledge Agreement and the Subsidiary Pledge Agreement.

     Preferred Stock means, with respect to any Person, any Capital Stock of any class or classes (however designated) which is preferred as to the payment of dividends or distributions, or as to the distribution of assets upon any voluntary or involuntary liquidation or dissolution of such Person, over the Capital Stock of any other class in such Person.

     Publishing means Hollinger International Publishing Inc., a Delaware corporation and Wholly-Owned Subsidiary of Hollinger International.

     Publishing Credit Agreement means the Amended and Restated Credit Agreement dated as of May 30, 1996 among Publishing, certain financial institutions and Toronto Dominion (Texas), Inc. as administrative agent and issuing bank providing for a secured revolving facility in the maximum principal amount of U.S. $125,000,000, as amended, modified or supplemented from time to time.

     Publishing Letter Agreement see Section 11.1.7.

     Publishing Pledge Agreement see Section 11.1.6.

     Publishing/Telegraph Subscription Agreement means the Subscription Agreement between Publishing and Telegraph relating to the subscription by Publishing of approximately 15,000,000 Telegraph Ordinary Shares on the Closing Date (assuming a subscription price of $8.40) in form and substance satisfactory to the Administrative Agent.

     Put/Call Options means the Optionholders' rights to purchase Telegraph Ordinary Shares which remain outstanding after the Scheme becomes effective which are subject to puts and calls as outlined in the Options Proposals.

     Qualified Capital Stockof any Person means any and all Capital Stock of such Person other than Redeemable Capital Stock.

     Rating Agency means S&P and Moody's.

     Redeemable Capital Stock means any Capital Stock that, either by its terms, by the terms of any security into which it is convertible or exchangeable or otherwise, is, or upon the happening of an event or passage of time would be, required to be redeemed prior to any stated maturity of the principal of the Senior Subordinated Notes or is redeemable at the option of the holder thereof at any time prior to any such stated maturity, or is convertible into or exchangeable for debt securities at any time prior to any such stated maturity at the option of the holder thereof.

     Regulated Materials means any toxic substance, hazardous substance, hazardous material, hazardous chemical or hazardous waste defined or qualifying as such in (or for the purposes of) any Environmental Law, or any pollutant or contaminant, and shall include, but not be limited to, petroleum, including crude oil or any fraction thereof which is liquid at standard conditions of temperature or pressure (60 degrees fahrenheit and 14.7 pounds per square inch absolute), any radioactive material, polychlorinated biphenyls and asbestos in any form or condition.

     Restricted Payments - see Section 10.9(a).

     Required Lenders means Lenders having an aggregate Percentage of more than 66-2/3 but in any event not less than two Lenders.

     S.155 Date - see Section 10.30.

     Scheme - see the Recitals.

     Scheme Circular means the documents to be despatched inter alia to Telegraph's shareholders describing the Scheme and including the explanatory statement required by Section 426 of the Companies Act 1985.

     Scheme Documents means the Scheme Circular and the documents to be despatched to the Optionholders in connection with the Options Proposal.

     Senior Subordinated Indenture means that certain Indenture dated as of February 1, 1996 between Publishing and Fleet National Bank of Connecticut, as Trustee, relating to the Senior Subordinated Notes, as the same may hereafter be amended, amended and restated, supplemented or otherwise modified in accordance with the terms thereof and hereof and in effect.

     Senior Subordinated Notes means the 9.25% Senior Subordinated Notes due February 1, 2006 of Publishing issued under the Senior Subordinated Indenture.

     Series A Preferred Shares means the Series A Redeemable Convertible Preferred Stock of Hollinger International, as in effect on the date of this Agreement.

     Southam means Southam Inc., a corporation continued under the laws of Canada.

     Southam Dividend Amount means the lesser of (a) the aggregate amount paid or payable by Hollinger International in respect of regularly scheduled periodic dividends on the Series A Preferred Shares and (b) the aggregate amount of the Southam Interests Dividends received by the Company since the date hereof on account of its ownership interest (whether direct or indirect) in Southam.

     Southam Interests means the aggregate of (a) 7,145,000 Southam common shares, being one-half the shares held by HTH and (b) 250,000 Southam common shares held by the Company; provided, however, that if Southam shall pay a dividend, or make a distribution, on its common shares in the form of Capital Stock of the same or another corporation, or subdivide its outstanding common shares into a greater number of common shares, or combine its outstanding common shares into a smaller number of common shares, or effect a reorganization or reclassification of its Capital Stock, or amalgamate, enter into an arrangement or consolidation or merge with or into another entity (other than an amalgamation, arrangement, consolidation or merger which does not result in a reclassification or change of the outstanding common shares of Southam), the "Southam Interests" shall thereafter include any securities distributed with respect to any such shares or into which any such shares shall be converted, changed or reclassified or for which any such shares shall be exchanged.

     Southam Interests Dividend means a dividend or other distribution paid on or with respect to the Southam Interests on or prior to the earlier of (a) the redemption date for the redemption of all the Series A Preferred Shares outstanding as of such redemption date or (b) the date of final distribution to the holders of the Series A Preferred Shares of the full preferential amount provided under the terms thereof; provided, however, that the term "Southam Interests Dividend" does not mean or include (x) any part of any dividend or distribution that is payable otherwise than in cash or that constitutes an Extraordinary Cash Dividend as applied to the Southam Interests, or (y) any dividend or distribution on or with respect to the 250,000 Southam common shares of which Deedtask Limited is the direct owner or the 7,145,000 Southam common shares which constitute the balance of the Southam common shares held by HTH in which Telegraph has a 50% indirect equity interest.

     Southam Pledge Agreement means the pledge agreement dated the S.155 Date executed by the Company and Deedtask Limited, in form and substance satisfactory to the Administrative Agent, as amended, supplemented or otherwise modified from time to time.

     S&P means Standard & Poor's Corporation, or any successor rating agency.

     Stated Amount means, with respect to any Letter of Credit at any date of determination, the maximum aggregate amount available thereunder at any time during the then ensuing term of such Letter of Credit under any and all circumstances, plus the aggregate amount of all unreimbursed payments and disbursements under such Letter of Credit.

     Sterling and L mean the lawful currency of the United Kingdom of Great Britain and Northern Ireland.

     Subordinated Debt means (a) the FDTH/Holdco Subordinated Note and (b) any unsecured Debt of the Company in amounts which, when added to Funded Debt, would not cause the Company on a pro forma basis as of the date of such incurrence to violate the provisions of Section 10.6, does not require any amortization prior to the date which is one year after the Commitment Termination Date and has maturities and terms, and which is subordinated to the obligations of the Company hereunder in a manner, satisfactory to the Lenders.

     Subsidiary means, with respect to any Person, a corporation of which such Person and/or its other Subsidiaries own, directly or indirectly, such number of outstanding shares as have more than 50% of the ordinary voting power for the election of directors or their equivalents. Unless the context otherwise requires, each reference to Subsidiaries herein shall be a reference to Subsidiaries of the Company provided that none of West Ferry Printers Limited, Trafford Park Printers Limited, Telegraph Connections Limited, The Newspaper Licensing Agency Limited Brand Movers Limited, Lamponions Limited and Telegraph Events Limited and its Subsidiaries shall be deemed a Subsidiary of the Company for purposes of this Agreement.

     Subsidiary Guaranty means a guaranty substantially in the form of Exhibit C-2, as amended, supplemented or otherwise modified from time to time.

     Subsidiary Notes means, collectively, any promissory note issued, now or in the future, by any Subsidiary of the Company in favor of the Company or another Subsidiary, as the case may be, each substantially in form and substance satisfactory to the Administrative Agent.

     Subsidiary Pledge Agreement means a pledge agreement substantially in the form of Exhibit E-4, as amended, supplemented or otherwise modified from time to time.

     Taxes relative to any Person means taxes, assessments or other governmental charges or levies imposed upon such Person, its income or any of its properties, franchises or assets (excluding, in the case of payments made to a Lender or an Agent, the following taxes (all of the following taxes being "Excluded Taxes"): taxes imposed upon the overall net income of such Lender or such Agent, franchise taxes imposed upon such Lender or such Agent with respect to its net income by the jurisdiction under the laws of which such Lender or such Agent, as the case may be, is organized or any political subdivision thereof, and franchise taxes imposed upon such Lender or such Agent with respect to its net income by the jurisdiction in which such Lender's or such Agent's Lending Office is located or any political subdivision thereof).

     Tax Indemnity Agreements - see Section 10.22.

     Telegraph - see the Recitals.

     Telegraph Assumption - see Section 14.18.

     Telegraph Ordinary Shares means ordinary shares and options to acquire ordinary shares of Telegraph.

     Telegraph Preference Shares means the 5,000,000 non-voting Redeemable Preference Shares issued by Telegraph.

     TelHoldco means TelHoldco Inc., a Delaware corporation.

     Toronto-Dominion - see the Preamble.

     Total Interest Expense means, for any period, the sum of (a) the consolidated interest expense and commitment fees of the Company and its Subsidiaries for such period accrued on Funded Debt plus (b) amounts paid by Telegraph with respect to Redeemable Capital Stock issued by West Ferry Printers Limited. For purposes of calculating consolidated interest expense and commitment fees for any period or portion thereof ending on or before the date the initial Loans are made hereunder (the "Pre-Funding Period"), Funded Debt shall be determined by assuming that the Existing Debt Facilities had been repaid and Loans in an amount equal to the Commitment had been outstanding for the entire Pre-Funding Period which Loans accrued interest at a rate per annum equal to LIBOR (Reserve Adjusted) as of the date of calculation plus the Applicable Margin. Funded Debt for any period or portion thereof commencing on or after the date the initial Loans are made hereunder (the "Funding Period") shall be based on the actual Funded Debt outstanding and the interest accrued thereon during the Funding Period.

     Unmatured Event of Default means any event which if it continues uncured will, with lapse of time or notice or lapse of time and notice, constitute an Event of Default.

     Voting Stock means stock of the class or classes pursuant to which the holders thereof have the general voting power under ordinary circumstances to elect at least a majority of the board of directors, managers or trustees of a corporation (irrespective of whether or not at the time stock of any other class or classes shall have or might have voting power by reason of the happening of any contingency).

     Wholly-Owned Subsidiary means a Subsidiary of which the Company and/or another of its Wholly-Owned Subsidiaries own, directly or indirectly, all of the outstanding shares of Capital Stock (other than directors' qualifying shares).

     SECTION 2 COMMITMENTS OF THE LENDERS; LETTERS OF CREDIT; BORROWING PROCEDURES.

     2.1 Commitments. On and subject to the terms and conditions of this Agreement, each of the Lenders, severally and for itself alone, agrees (a) to make loans to the Company on a revolving basis ("Loans") from time to time during the period and commencing on the Closing Date and ending on the Commitment Termination Date in such Lender's Percentage of such aggregate amounts as the Company may from time to time request from all Lenders under the Commitments, provided that the aggregate principal amount of all Loans which all Lenders shall be committed to have outstanding at any one time shall not exceed an amount equal to (x) the aggregate amount of the Commitments minus (y) the Stated Amount of all outstanding Letters of Credit; and (b) the Issuing Bank agrees to issue Letters of Credit at the request of and for the account of the Company from time to time before the Commitment Termination Date and, as more fully set forth in Section 2.5, each Lender agrees to purchase a participation in each such Letter of Credit, provided that the aggregate Stated Amount of all Letters of Credit shall not at any time exceed an amount equal to (A) the aggregate amount of the Commitments minus (B) the aggregate principal amount of all outstanding Loans.

     2.2 Groups of Loans. Each Loan shall be divided into tranches as the Company shall specify in the related notice of borrowing pursuant to Section
2.3. Loans having the same Interest Period are sometimes called a "Group" or collectively "Groups". Different Groups of Loans may be outstanding at the same time, provided that (i) not more than eight different Groups of Loans shall be outstanding at any one time and (ii) the aggregate principal amount of each Group of Loans shall at all times be at least L1,000,000 and an integral multiple of L500,000. All borrowings and repayments of Loans shall be effected so that each Lender will have a pro rata share (according to its Percentage) of all Groups of Loans.

     2.3 Borrowing Procedures. The Company shall give telephonic notice (promptly, but in any event by the close of business on such date) followed by written notice) to the Administrative Agent of its proposed borrowing not later than 10:00 a.m., London time, on the proposed date of such borrowing.

Each such notice shall be effective upon receipt by the Administrative Agent, shall be irrevocable, and shall specify the date, amount and the initial Interest Periods therefor. Promptly upon receipt of such notice, the Administrative Agent shall advise each Lender thereof. Not later than 1:00 p.m., London time, on the date of a proposed borrowing, each Lender shall provide the Administrative Agent by wire transfer in London with immediately available funds covering such Lender's Percentage of such borrowing and, subject to the satisfaction of the conditions precedent set forth in Section 11 with respect to such borrowing, the Administrative Agent shall pay over the requested amount to the Company on the requested borrowing date. Each borrowing shall be on a Business Day. Each borrowing shall only be in Sterling and shall be in an aggregate amount of at least L1,000,000 and an integral multiple of L500,000. To the extent funds are received from the Lenders, the Administrative Agent shall make such funds available to the Company at the Administrative Agent's office in London and by wire transfer to the accounts the Company shall have specified in its borrowing request.

     2.4 Letter of Credit Procedures. The Company shall give notice to the Issuing Bank of the proposed issuance of each Letter of Credit on a Business Day which is at least three Business Days (or such lesser period as to which the Issuing Bank may agree) prior to the proposed date of issuance of such Letter of Credit. Each such notice shall be accompanied by a Letter of Credit Application, duly executed by the Company and in all respects satisfactory to the Issuing Bank, together with such other documentation as the Issuing Bank may reasonably request in support thereof, it being understood that each Letter of Credit Application shall specify, among other things, the amount of the Letter of Credit, the date on which the proposed Letter of Credit is to be issued, the expiration date of such Letter of Credit (which shall not be later than February 1, 2002) and whether such Letter of Credit is to be transferable in whole or in part. Subject to the satisfaction of the conditions precedent set forth in
Section 11 with respect to the issuance of such Letter of Credit, the Issuing Bank shall issue such Letter of Credit on the requested issuance date.

     2.5 Participations in Letters of Credit. Concurrently with the issuance of each Letter of Credit, the Issuing Bank shall be deemed to have sold and transferred to each other Lender, and each other Lender shall be deemed irrevocably and unconditionally to have purchased and received from the Issuing Bank, without recourse or warranty, an undivided interest and participation, to the extent of such other Lender's Percentage, in such Letter of Credit and the Company's reimbursement obligations with respect thereto. For the purposes of this Agreement, the unparticipated portion of each Letter of Credit shall be deemed to be the

Issuing Bank's "participation" therein. The Issuing Bank hereby agrees, upon request of any Lender, to deliver to such Lender a list of all outstanding Letters of Credit, together with such information related thereto as such other Lender may reasonably request.

     2.6 Reimbursement Obligations. The Company hereby unconditionally and irrevocably agrees to reimburse the Issuing Bank for each payment or disbursement made by the Issuing Bank under any Letter of Credit honoring any demand for payment made by the beneficiary thereunder, in each case on the date that such payment or disbursement is made. Any amount not reimbursed on the date of such payment or distribution shall bear interest from and including the date of such payment or disbursement to but not including the date that the Issuing Bank is reimbursed by the Company therefor, payable on demand, at a rate per annum equal to LIBOR (Reserve Adjusted) from time to time in effect plus the Applicable Margin (plus, at any time an Event of Default exists, 2%). The Issuing Bank shall notify the Company and the Administrative Agent whenever any demand for payment is made under any Letter of Credit by the beneficiary thereunder; provided, however, that the failure of the Issuing Bank to so notify the Company or the Administrative Agent shall not affect the rights of the Issuing Bank or the Lenders in any manner whatsoever.

     2.7 Limitation on the Issuing Bank's Obligations. In determining whether to pay under any Letter of Credit, the Issuing Bank shall have no obligation to the Company or any Lender other than to confirm that any documents required to be delivered under such Letter of Credit appear to have been delivered and appear to comply on their face with the requirements of such Letter of Credit. Any action taken or omitted to be taken by the Issuing Bank under or in connection with any Letter of Credit, if taken or omitted in the absence of gross negligence and willful misconduct, shall not impose upon the Issuing Bank any liability to the Company or any Lender and shall not reduce or impair the Company's reimbursement obligations set forth in Section 2.6 or the obligations of the Lenders pursuant to Section 2.8.

     2.8 Funding by Lenders to the Issuing Bank. If the Issuing Bank makes any payment or disbursement under any Letter of Credit and the Company has not reimbursed the Issuing Bank in full for such payment or disbursement by 10:00 a.m., London time, on the date of such payment or disbursement or if any reimbursement received by the Issuing Bank from the Company is or must be returned or rescinded upon or during any insolvency, bankruptcy or reorganization of the Company or otherwise, each Lender shall be obligated to pay to the Issuing Bank, in full or partial payment of the purchase price of its participation in such Letter of Credit, its pro rata share (according to its Percentage) of such payment or disbursement (but no such payment shall diminish the obligations of the Company under Section 2.6), and the Administrative Agent shall promptly notify each Lender thereof. Each Lender irrevocably and unconditionally agrees, severally and for itself alone, to so pay to the Administrative Agent in immediately available funds for the Issuing Bank's account the amount of such Lender's Percentage of such payment or disbursement. If and to the extent any Lender shall not have made such amount available to the Administrative Agent by 2:00 p.m., London time, on the Business Day on which such Lender receives notice from the Administrative Agent of such payment or disbursement (it being understood that any such notice received after noon, London time, on any Business Day shall be deemed to have been received on the next following Business Day), such Lender agrees to pay interest on such amount to the Administrative Agent for the Issuing Bank's account forthwith on demand for each day from and including the date such amount was to have been delivered to the Administrative Agent to but excluding the date such amount is paid, at a rate per annum equal to (a) for the first three days after demand, LIBOR (Reserve Adjusted) from time to time in effect and (b) thereafter, LIBOR (Reserve Adjusted) from time to time in effect plus the Applicable Margin. Any Lender's failure to make available to the Administrative Agent its Percentage of any such payment or disbursement shall not relieve any other Lender of its obligation hereunder to make available to the Administrative Agent such other Lender's Percentage of such payment, but no Lender shall be responsible for the failure of any other Lender to make available to the Administrative Agent such other Lender's Percentage of any such payment or disbursement.

     2.9 Warranty. Each notice of borrowing pursuant to Section 2.3, and the delivery of each Letter of Credit Application pursuant to Section 2.4 shall automatically constitute a warranty by the Company to the Administrative Agent and each Lender to the effect that on the date of such requested borrowing or conversion or the issuance of the requested Letter of Credit, as the case may be, (a) the warranties contained in Section 9 (excluding, except in the case of Loans made or Letters of Credit issued on the Closing Date, Sections 9.4, 9.6 and 9.12 through 9.14) of this Agreement shall be true and correct as of such requested date as though made on the date thereof and (b) no Event of Default or Unmatured Event of Default shall have then occurred and be continuing or will result therefrom.

     2.10  Conditions.  Notwithstanding any other provision of this Agreement,
(a) no Lender shall be obligated to make any Loan, and (b) no Lender shall be obligated to permit the continuation at the end of the applicable Interest Period of any Loan, and (c) the Issuing Bank shall not be obligated to issue any Letter of Credit if, in any such case, an Event of Default or Unmatured Event of Default exists or would result therefrom.

     2.11 Commitments Several. The failure of any Lender to make a requested Loan on any date shall not relieve any other Lender of its obligation to make a Loan on such date, but no Lender shall be responsible for the failure of any other Lender to make any Loan to be made by such other Lender.

     SECTION 3    NOTES EVIDENCING LOANS.

     3.1 Notes. The Loans of each Lender shall be evidenced by a promissory note (as amended, supplemented, replaced or otherwise modified from time to time, individually each a "Note" and collectively for all Lenders the "Notes") substantially in the form of Exhibit A, with appropriate insertions, dated the Closing Date (or such earlier date as shall be satisfactory to the Administrative Agent) and payable to the order of such Lender in an amount equal to the sum of such Lender's Commitment (or, if less, in the aggregate unpaid principal amount of all of such Lender's Loans) as follows: (a) prior to the Commitment Termination Date, Loans may be borrowed, repaid and, subject to compliance with Section 10.12, reborrowed and (b) all outstanding Loans shall be repaid in full on the Commitment Termination Date.

     3.2 Recordkeeping. Each Lender shall record in its records the date and amount of each Loan made by such Lender, each repayment and the dates on which each Interest Period for such Loan shall begin and end. The aggregate unpaid principal amount so recorded shall be rebuttable presumptive evidence of the principal amount owing and unpaid on such Lender's Notes. The failure to so record any such amount or information or any error in so recording any such amount or information shall not, however, limit or otherwise affect the obligations of the Company hereunder or under any Note to repay when due the principal amount of the Loans evidenced by such Note together with all interest accruing thereon.

     SECTION 4    INTEREST.

     4.1 Interest Rates. The Company promises to pay interest on the unpaid principal amount of each of its respective Loans for the period commencing on the date of such Loan until such Loan is paid in full, at a rate per annum equal to the sum of LIBOR (Reserve Adjusted) applicable to each Interest Period for such Loan plus the Applicable Margin; provided, however, that at any time an Event of Default has occurred and is continuing, the interest rate applicable to each Loan shall be the sum of (A) LIBOR (Reserve Adjusted) (based on an Interest Period of three months) plus (B) the Applicable Margin plus (C) 2%.

     4.2 Interest Payment Dates. Accrued interest on each Loan shall be payable on the last day of each Interest Period relating to such Loan. After maturity, accrued interest on all Loans shall be payable on demand.

     4.3 Interest Periods. Each "Interest Period" for a Loan shall commence on the date such Loan is made or (if such Loan is a continuation of a prior Loan) on the expiration of the immediately preceding Interest Period for such continued Loan, and shall end on the date which is one, two or three months, as the Company may specify:

     (a) in the case of an Interest Period which commences on the date a Loan is made in the related notice of borrowing pursuant to Section 2.3, or

     (b) in the case of a succeeding Interest Period with respect to any continued Loan, by telephonic notice (promptly followed by written notice) to the Administrative Agent not later than 10:00 a.m., London time, at least three Business Days prior to the first day of such succeeding Interest Period, it being understood that (i) each such notice shall be effective upon receipt by the Administrative Agent and (ii) if the Company fails to give such notice, such Loan, shall automatically become a Loan with an Interest Period of one month at the end of its then-current Interest Period.

Each Interest Period that begins on the last day of a calendar month (or on a day for which there is no numerically corresponding day in the appropriate subsequent calendar month) shall end on the last Business Day of the appropriate subsequent calendar month. Each Interest Period which would otherwise end on a day which is not a Business Day shall end on the immediately succeeding Business Day (unless such immediately succeeding Business Day is the first Business Day of a calendar month, in which case such Interest Period shall end on the immediately preceding Business Day). The Company may not select any Interest Period which would end after the Commitment Termination Date.

     4.4 Setting and Notice of LIBOR. LIBOR for each Interest Period shall be determined by the Administrative Agent and notice thereof shall be given by the Administrative Agent promptly to the Company and each Lender. Each determination of LIBOR by the Administrative Agent shall be conclusive and binding upon the parties hereto, in the absence of demonstrable error. The Administrative Agent shall, upon written request of the Company or any Lender, deliver to the Company or such Lender a statement showing the computations used by the Administrative Agent in determining LIBOR hereunder.

     4.5 Computation of Interest. Interest shall be computed on Loans for the actual number of days elapsed on the basis of a year of 365 or 366 days, as the case may be.

     SECTION 5   FEES.

     5.1 Commitment Fees. The Company shall pay to the Administrative Agent for the account of each Lender a commitment fee equal to the Applicable Commitment Fee Rate on the daily average of the unused amount of such Lender's Commitment. Such commitment fee shall accrue from April 23, 1996 to but excluding the Commitment Termination Date. Such commitment fee shall be payable in arrears on the Effective Date, the Closing Date, on the last Business Day of each Fiscal Quarter and on the Commitment Termination Date, in each case for the period then ending for which such commitment fee shall not have been theretofore paid. The commitment fee shall be computed for the actual number of days elapsed on the basis of a year of 365 or 366 days, as the case may be.

     5.2 Letter of Credit Fees. (a) The Company agrees to pay to the Administrative Agent for the account of the Lenders pro rata according to their respective Percentages a letter of credit fee for each Letter of Credit in an amount per annum of the daily average of the aggregate Stated Amount of such Letter of Credit (excluding any unreimbursed payment or disbursement thereunder) equal to the Applicable Margin for Loans from time to time.

     (b) The Company agrees to pay to the Issuing Bank a fronting fee in an amount equal to 1/8 of 1% per annum of the daily average of the aggregate Stated Amount of each Letter of Credit (excluding any unreimbursed payment or disbursement thereunder).

     (c) The fees payable pursuant to clauses (a) and (b) above shall be computed for the actual number of days elapsed on the basis of a year of 365 or 366 days, as the case may be, and shall be payable in arrears on the last Business Day of each Fiscal Quarter and on the date any Letter of Credit expires or is terminated for the period from and including the date of the issuance of the applicable Letter of Credit to but excluding the date such payment is due or, if earlier, the date on which such Letter of Credit expired or was terminated.

     (d) In addition, with respect to each Letter of Credit, the Company agrees to pay to the Issuing Bank such fees and expenses as the Issuing Bank customarily requires in connection with the issuance, amendment, transfer, negotiation, processing and/or administration of letters of credit.

     5.3 Additional Fees. The Company agrees to pay to the Administrative Agent such additional fees at such times and in such amounts as are mutually agreed upon in writing by the Company and the Administrative Agent.

     SECTION 6   REDUCTION OR TERMINATION OF THE COMMITMENTS;
                 REPAYMENTS.

     6.1  Reduction or Termination of the Commitments.

     6.1.1 Voluntary Reduction or Termination. The Company may from time to time after the Closing Date but prior to the Commitment Termination Date, on at least three Business Days' prior written notice received by the Administrative Agent (which shall promptly advise each Lender thereof), permanently reduce the amount of the Commitments to an amount not less than the sum of (i) the aggregate principal amount of all outstanding Loans and (ii) the Stated Amount of all outstanding Letters of Credit. Any such reduction shall be in an aggregate amount of L1,000,000 or integral multiples thereof. The Company may at any time on like notice prior to the Commitment Termination Date terminate the Commitments upon payment in full of the Loans and all other obligations of the Company hereunder and the expiration, cancellation or cash collateralization (on terms satisfactory to the Administrative Agent and the Issuing Bank) of all outstanding Letters of Credit. Upon any termination of the Commitment in whole all of the Loans shall become immediately due and payable. All reductions of the Commitments shall be pro rata among the Lenders according to their Percentages.

     6.1.2 Mandatory Commitment Reduction. (a) On each date that is one Business Day after the receipt by the Company or any of its Subsidiaries or DTH of Net Cash Proceeds, the Commitment shall, without further action, automatically and permanently be reduced by an amount equal to such Net Cash Proceeds.

     (b) On each date that is three Business Days after the date on which the Asset Coverage Ratio has been below 1.5:1.0 for three consecutive Business Days, the Commitment shall, without further action, automatically and permanently be reduced by an amount necessary to insure that the Asset Coverage Ratio, after giving effect to such reduction, is 1.5:1.0.

     (c) On each date that is one Business Day after the date on which the Company receives proceeds from an exercise of the Purchase Option, the Commitment shall, without further action, automatically and permanently be reduced by an amount equal to such proceeds minus any cash payment made by FDTH in connection with such exercise.

     (d) On each date that is one Business Day after the receipt of any Debt/Equity Proceeds, the Commitment shall, without further action, automatically and permanently be reduced by an amount equal to such Debt/Equity Proceeds (after giving effect to any mandatory prepayment event under the Holdco Facility); provided that the aggregate Commitment reductions pursuant to this
Section 6.1.2(d) shall not exceed $75,000,000.

     (e) On each date that is one Business Day after the receipt of any Excess Debt/Equity Proceeds, the Commitment shall, without further action, automatically and permanently be reduced by an amount equal to such Excess Debt/Equity Proceeds; provided that the Commitment reductions pursuant to this
Section 6.1.2(e) shall not be required from and after the date that the ratio of
(a) Operating Cash Flow for the immediately preceding four Fiscal Quarters excluding any dividends received from Fairfax or Southam to (b) Funded Debt as of such date is 4.5:1.0 or less.

     6.2  Prepayments.

     6.2.1 Mandatory Prepayments due to Commitment Reductions. If, after giving effect to any reduction of the Commitments pursuant to Section 6.1, (a) the sum of the aggregate principal amount of all outstanding Loans plus the Stated Amount of all outstanding Letters of Credit exceeds (b) the aggregate amount of the Commitments, the Company will make an immediate repayment of Loans in an amount equal to such excess (rounded upward, if necessary, to an integral multiple of L250,000).

     6.2.2 Voluntary Prepayments. The Company may from time to time prepay its Loans in whole or in part, provided that (a) the Company shall give the Administrative Agent (which shall promptly advise each Lender) not less than three Business Days' prior written notice thereof, specifying the Loans to be prepaid and the date and amount of prepayment and (b) each partial prepayment of Loans shall be in a principal amount of at least L1,000,000 and an integral multiple of L500,000.

     6.2.3 All Prepayments. All prepayments of Loans shall be pro rata among the Lenders according to their Percentages and any prepayment of a Loan shall include accrued interest to the date of prepayment on the principal amount being repaid. Any prepayment of a Loan on a day other than the last day of an Interest Period therefor shall be subject to Section 8.4.

     6.2.4 Commitment Termination Date. The Company shall repay to the Lenders on the Commitment Termination Date the aggregate principal amount of its Loans outstanding on such date and shall deliver to the Administrative Agent cash collateral consisting of Cash Equivalent Investments or other cash collateral acceptable to the Issuing Bank in an amount equal to the Stated Amount of all Letters of Credit which have an expiry date which is later than three days prior to the Commitment Termination Date.

     SECTION 7   MAKING AND PRORATION OF PAYMENTS; SETOFF; TAXES.

     7.1 Making of Payments. (a) All payments of principal of or interest on the Loans, and of all fees, shall be made by the Company to the Administrative Agent in immediately available funds at its principal office in London, England not later than 2:00 p.m., London time, on the date due; and funds received after that hour shall be deemed to have been received by the Administrative Agent on the next following Business Day. The Administrative Agent shall promptly remit to each Lender its share of all such payments received in collected funds by the Administrative Agent for the account of such Lender.

     (b) All payments under Sections 8.1 and 8.4 shall be made by the Company directly to the Lender or Lenders entitled thereto.

     7.2 Application of Certain Payments. Except as otherwise expressly provided herein, each payment of principal shall be applied to such Loans as the Company shall direct by notice to be received by the Administrative Agent on or before the date of such payment or, in the absence of such notice, as the Administrative Agent shall determine in its reasonable discretion. Concurrently with each remittance to any Lender of its share of any such payment, the Administrative Agent shall advise such Lender as to the application of such payment.

     7.3 Due Date Extension. If any payment of principal or interest with respect to any of the Notes, or of any fees, falls due on a day which is not a Business Day, then, except as provided in Section 4.3, such due date shall be extended to the next following Business Day and, in the case of principal, additional interest shall accrue and be payable for the period of any such extension.

     7.4 Setoff. The Company agrees that the Administrative Agent and each Lender have all rights of set-off and bankers' lien provided by applicable law, and in addition thereto, the Company agrees that at any time any Event of Default has occurred and is continuing, the Administrative Agent and each Lender may apply to any obligation of the Company hereunder, whether or not then due, any and all balances, credits, deposits, accounts or moneys of the Company then or thereafter with the Administrative Agent or such Lender.

     7.5 Proration of Payments. If any Lender shall obtain any payment or other recovery (whether voluntary, involuntary, by application of offset or otherwise) on account of principal of or interest on any Loan (or on account of its participation in any Letter of Credit) in excess of its pro rata share of payments and other recoveries obtained by all Lenders on account of principal of and interest on Loans (or such participations) then held by them (other than any non-pro rata interest payment resulting from a Loan being an Affected Loan or any payment resulting from replacement of a Lender pursuant to Section 8.7), such Lender shall purchase from the other Lenders such participation in the Loans (or sub-participations in Letters of Credit) held by them as shall be necessary to cause such purchasing Lender to share the excess payment or other recovery ratably with each of them; provided, however, that if all or any portion of the excess payment or other recovery is thereafter recovered from such purchasing Lender, the purchase shall be rescinded and the purchase price restored to the extent of such recovery.

     7.6  Net Payments; Tax Exemptions.

     (a) All payments by the Company of principal, interest, fees, indemnities and other amounts payable hereunder and under the Notes shall be made to the recipient thereof without setoff or counterclaim and free and clear of, and without withholding or deduction for or on account of, any present or future Taxes (other than Excluded Taxes) now or hereafter imposed on such recipient or its income, property, assets or franchises (such recipient's "Recipient Taxes"), except to the extent that such withholding or deduction (i) is required by applicable law, (ii) results from the breach by such recipient of its Exemption Agreement (as defined below) or (iii) would not be required if such recipient's Exemption Representation (as defined below) were true. If any such withholding or deduction is required by applicable law, the Company will:

     (A) pay to the relevant authorities the full amount so required to be withheld or deducted;

     (B) promptly forward to the Administrative Agent an official receipt or other documentation satisfactory to the Administrative Agent evidencing such payment to such authorities; and

     (C) except to the extent that such withholding or deduction would not be required if such recipient's Exemption Representation were true, pay to the Administrative Agent for the account of the relevant recipient such additional amount as is necessary to ensure that the net amount actually received by such recipient will equal the full amount such recipient would have received had no such withholding or deduction been required.

     (b)  In consideration of the Company's agreements in clause (a) of this
Section 7.6, each Lender which is not organized under the laws of the United Kingdom or any political subdivision thereof hereby agrees (such Lender's "Exemption Agreement"), to the extent permitted by applicable law (including any applicable double taxation treaty of the jurisdiction of its incorporation and the jurisdiction in which its Lending Office is located), to execute and deliver to the Company and the Administrative Agent (i) on or before the first scheduled payment date after the Effective Date, such forms or certificates, properly completed and claiming a complete exemption, as the case may be, from withholding or deduction for or on account of Recipient Taxes of such Lender, and (ii) a new or successor form or certificate, as appropriate, upon the expiration or obsolescence of any previously delivered form or certificate.

     (c) Each Lender hereby represents and warrants (such Lender's "Exemption Representation") to the Company that on the Effective Date (or, if later, the date it becomes a party to this Agreement) it is entitled to receive payments of principal of, and interest on, Loans made by such Lender without withholding or deduction for or on account of such Lender's Recipient Taxes imposed by the United Kingdom or any political subdivision thereof.

     SECTION 8   INCREASED COSTS; SPECIAL PROVISIONS FOR LOANS.

     8.1 Increased Costs. (a) If, after the date hereof, the adoption of any applicable law, rule or regulation, or any change therein, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Lender (or any Lending Office of such Lender) with any request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency

          (i) shall subject any Lender (or any Lending Office of such Lender) to any tax, duty or other charge with respect to its Loans, its Note or its obligation to make Loans, or shall change the basis of taxation of payments to any Lender of the principal of or interest on its Loans or any other amounts due under this Agreement in respect of its Loans or its obligation to make Loans (except for changes in the rate of tax on the overall net income of such Lender or its Lending Office imposed by the jurisdiction in which such Lender's principal executive office or Lending Office is located); or

          (ii) shall impose, modify or deem applicable any reserve (including, without limitation, any reserve imposed by the Board of Governors of the Bank of England or the Federal Reserve System, but excluding any reserve included in the determination of interest rates pursuant to Section 4), special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by any Lender (or any Lending Office of such Lender); or

          (iii) shall impose on any Lender (or its Lending Office) any other condition affecting its Loans, its Note or its obligation to make Loans;

and the result of any of the foregoing is to increase the cost to (or to impose a cost on) such Lender (or any Lending Office of such Lender) of making or maintaining any Loan, or to reduce the amount of any sum received or receivable by such Lender (or its Lending Office) under this Agreement or under its Note with respect thereto, then within 10 days after demand by such Lender (which demand shall be accompanied by a statement setting forth in reasonable detail the basis for and a calculation of the amount of such demand, a copy of which shall be furnished to the Administrative Agent), the Company shall pay directly to such Lender such additional amount or amounts as will compensate such Lender for such increased cost or such reduction.

     (b) If any Lender shall reasonably determine that the adoption or phase-in of any applicable law, rule or regulation regarding capital adequacy, or any change therein, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Lender (or its Lending Office) or any Person controlling such Lender with any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on such Lender's or such controlling Person's capital as a consequence of such Lender's obligations hereunder (including, without limitation, such Lender's obligations under the Commitment) to a level below that which such Lender or such controlling Person could have achieved but for such adoption, change or compliance (taking into consideration such Lender's or such controlling Person's policies with respect to capital adequacy) by an amount deemed by such Lender or such controlling Person to be material, then from time to time, within 10 days after demand by such Lender (which demand shall be accompanied by a statement setting forth in reasonable detail the basis for and a calculation of the amount of such demand, a copy of which shall be furnished to the Administrative Agent), the Company shall pay to such Lender such additional amount or amounts as will compensate such Lender or such controlling Person for such reduction.

     8.2 Basis for Determining Interest Rate Inadequate or Unfair. If with respect to any Interest Period:

     (a) deposits in Sterling (in the applicable amounts) are not being offered to the Administrative Agent in the London interbank market for such Interest Period, or the Administrative Agent otherwise reasonably determines (which determination shall be binding and conclusive on the Company) that by reason of circumstances affecting the London interbank market adequate and reasonable means do not exist for ascertaining LIBOR;

     (b) two or more Lenders having an aggregate Percentage of 30% or more advise the Administrative Agent that LIBOR (Reserve Adjusted) as determined by the Administrative Agent will not as determined in good faith by such Lenders adequately and fairly reflect the cost to such Lenders of maintaining or funding such Loans for such Interest Period (taking into account any amount to which such Lenders may be entitled under Section 8.1); or

     (c) Lenders having an aggregate Percentage of 30% or more advise the Administrative Agent that the making or funding of Loans has become impracticable as a result of an event occurring after the date of this Agreement which in the opinion of such Lenders materially affects such Loans;

then the Administrative Agent shall promptly notify the other parties hereto and, so long as such circumstances shall continue, (i) no Lender shall be under any obligation to make Loans and (ii) on the last day of the current Interest Period for each Loan, such Loan shall be repaid in full.

     8.3 Changes in Law Rendering Loans Unlawful. In the event that any change in (including the adoption of any new) applicable laws or regulations, or any change in the interpretation of applicable laws or regulations by any governmental or other regulatory body charged with the administration thereof, should make it (or in the good faith judgment of any Lender cause a substantial question as to whether it is) unlawful for any Lender to make, maintain or fund Loans, then such Lender shall promptly notify each of the other parties hereto and, so long as such circumstances shall continue, (a) such Lender shall have no obligation to make any, and (b) on the last day of the current Interest Period for each Loan of such Lender (or, in any event, on such earlier date as may be required by the relevant law, regulation or interpretation), such Loan shall be repaid in full.

     8.4 Funding Losses. The Company hereby agrees that upon demand by any Lender (which demand shall be accompanied by a statement setting forth the basis for the calculations of the amount being claimed, a copy of which shall be furnished to the Administrative Agent) the Company will indemnify such Lender against any net loss or expense which such Lender may sustain or incur (including, without limitation, any net loss or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Lender to fund or maintain any Loan of the Company), as reasonably determined by such Lender, as a result of (a) any payment or prepayment of any Loan of the Company of such Lender on a date other than the last day of an Interest Period for such Loan (including, without limitation, any payment pursuant to Section 8.3) or (b) any failure of the Company to borrow any Loans on a date specified therefor in a notice of borrowing pursuant to this Agreement. For this purpose, all notices to the Administrative Agent pursuant to this Agreement shall be deemed to be irrevocable.

     8.5 Right of Lenders to Fund through Other Offices. Each Lender may, if it so elects, fulfill its commitment as to any Loan by causing a foreign branch or Affiliate of such Lender to make such Loan, provided that in such event for the purposes of this Agreement such Loan shall be deemed to have been made by such Lender and the obligation of the Company to repay such Loan shall nevertheless be to such Lender and shall be deemed held by it, to the extent of such Loan, for the account of such branch or Affiliate.

     8.6 Discretion of Lenders as to Manner of Funding. Notwithstanding any provision of this Agreement to the contrary, each Lender shall be entitled to fund and maintain its funding of all or any part of its Loans in any manner it sees fit, it being understood, however, that for the purposes of this Agreement all determinations hereunder shall be made as if such Lender had actually funded and maintained each Loan during each Interest Period for such Loan through the purchase of deposits having a maturity corresponding to such Interest Period and bearing an interest rate equal to LIBOR for such Interest Period.

     8.7 Mitigation of Circumstances; Replacement of Affected Lender. (a) Each Lender shall promptly notify the Company and the Administrative Agent of any event of which it has knowledge which will result in, and will use reasonable commercial efforts available to it (and not, in such Lender's good faith judgment, otherwise disadvantageous to such Lender) to mitigate or avoid, (i) any obligation by the Company to pay any amount pursuant to Section 7.6 or 8.1 and (ii) the occurrence of any circumstances of the nature described in Section
8.2 or 8.3 (and, if any Lender has given notice of any such event described in clause (i) or (ii) above and thereafter such event ceases to exist, such Lender shall promptly so notify the Company and the Administrative Agent). Without limiting the foregoing, each Lender will designate a different funding office if such designation will avoid (or reduce the cost to the Company of) any event described in clause
(i) or (ii) of the preceding sentence and such designation will not, in such Lender's sole judgment, be otherwise disadvantageous to such Lender.

     (b) At any time any Lender is an Affected Lender, the Company may replace such Affected Lender as a party to this Agreement with one or more other bank(s) or financial institution(s) reasonably satisfactory to the Administrative Agent and the Issuing Bank and, upon notice from the Company, such Affected Lender shall assign pursuant to an Assignment Agreement, and without recourse or warranty, its Commitment, if any, its Loans, its Note, its participation in Letters of Credit, if any, and all of its other rights and obligations hereunder to such replacement bank(s) or other financial institution(s) for a purchase price equal to the sum of the principal amount of the Loans so assigned, all accrued and unpaid interest thereon, its ratable share of all accrued and unpaid commitment fees and Letter of Credit fees, any amounts payable under Section 8.4 as a result of such Lender receiving payment of any Loan prior to the end of an Interest Period therefor and all other obligations owed to such Affected Lender hereunder.

     8.8 Conclusiveness of Statements; Survival of Provisions. Determinations and statements of any Lender pursuant to Section 8.1, 8.2, 8.3 or 8.4 shall be conclusive absent demonstrable error. Lenders may use reasonable averaging and attribution methods in determining compensation under Sections 8.1 and 8.4, and the provisions of such Sections shall survive repayment of the Loans, cancellation of the Notes, cancellation or expiration of the Letters of Credit and any termination of this Agreement.

     SECTION 9   WARRANTIES.

     To induce the Agents and the Lenders to enter into this Agreement, the Issuing Bank to issue Letters of Credit and the Lenders to make Loans and purchase participations in Letters of Credit hereunder, the Company warrants to the Agents, the Issuing Bank and the Lenders that:

     9.1 Organization, etc. The Company and each Subsidiary is a corporation duly organized and validly existing under the jurisdiction of its incorporation; the Company and each Subsidiary is duly qualified to do business in each jurisdiction where the nature of its business makes such qualification necessary, except where the failure to be so qualified would not have a Material Adverse Effect; and the Company and each Subsidiary has full corporate power and authority to own its property and conduct its business as presently conducted by it.

     9.2 Authorization; No Conflict. The execution and delivery by the Company of this Agreement and each other Loan Document to which it is a party, the borrowings hereunder, the execution and delivery by each Obligor of each Loan Document to which it is a party and the performance by the Company and each Obligor of its obligations under each Loan Document to which it is a party are within the corporate powers of the Company and each Obligor, as applicable, as of the date of execution of a Loan Document have been duly authorized by all necessary corporate action on the part of the Company and each Obligor (including any necessary shareholder action), have received all necessary governmental approval (if any shall be required), and do not and will not (a) violate any provision of law or any order, decree or judgment of any court or other government agency which is binding on the Company or except as set forth in Section 9.16 any Subsidiary or other Obligor, (b) contravene or conflict with, or result in a breach of, any provision of the Memorandum and Articles of Association, the Certificate of Incorporation, By-Laws or other organizational documents of the Company or any Subsidiary or other Obligor or of any agreement, indenture, instrument or other document, or any judgment, order or decree, which is binding on the Company or any Subsidiary or other Obligor or (c) result in, or require, the creation or imposition of any Lien on any property of the Company or any Subsidiary or other Obligor (other than pursuant to the Loan Documents).

     9.3 Validity and Binding Nature. This Agreement is, and upon the execution and delivery thereof each other Loan Document to which the Company is a party will be, the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except that enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and by general principles of equity (regardless of whether enforcement is sought in equity or at law); and each Loan Document to which an Obligor is a party will be, upon the execution and delivery thereof by such Obligor, the legal, valid and binding obligation of such Obligor, enforceable against such Obligor in accordance with its terms, except that enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance, fraudulent transfer, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally by general principles of equity (regardless of whether enforcement is sought in equity or at law).

     9.4 Financial Information. (a) The audited supplemental consolidated financial statements of Telegraph and its Subsidiaries as at December 31, 1995 and the unaudited consolidated financial statements of Telegraph and its Subsidiaries as at March 31, 1996, copies of which have been delivered to the Lenders, in each case (i) are true and correct in all material respects, (ii) have been prepared in accordance with GAAP consistently applied throughout the periods involved (except as disclosed therein and, in the case of interim financial statements, for the absence of footnotes disclosures and normal year-end adjustments) and (iii) present a true and fair view of the consolidated financial condition of Telegraph and its Subsidiaries at such dates and the results of their operations for the periods then ended.

     (b) The forecasted consolidating balance sheet, profits and loss statement and cash flow statement of the Company and its Subsidiaries (after giving effect to the Scheme), together with supporting details and statement of
underlying assumptions dated   May 30, 1996, copies of which have been delivered
to each Lender, have been prepared by the Company in light of the past operations of the business of the Company and its Subsidiaries and represent, as of the date of this Agreement, the good faith estimate of the Company and its senior management of the most probable course of the business of the Company and its subsidiaries after giving effect to the Scheme.

     9.5 No Material Adverse Change. Except as disclosed in Schedule 9.5, since December 31, 1995, no event or events have occurred which, individually or in the aggregate, has had or is reasonably likely to have a Material Adverse Effect.

     9.6 Litigation and Contingent Liabilities. No litigation (including, without limitation, derivative actions), arbitration proceeding or governmental proceeding is pending or, to the Company's knowledge, threatened against the Company or any Subsidiary which, if adversely determined, might have a Material Adverse Effect, except as set forth in Schedule 9.6. Other than any liability incident to such litigation or proceedings, neither the Company nor any Subsidiary has any material contingent liabilities not provided for or disclosed in the financial statements referred to in clause (a) of Section 9.4 or listed in Schedule 9.6.

     9.7 Ownership of Properties; Liens. Each of the Company and each Subsidiary owns good and marketable title to, or a valid leasehold interest in, all of its properties and assets, real and personal, tangible and intangible, of any nature whatsoever (including patents, trademarks, trade names, service marks and copyrights), free and clear of all Liens, charges and claims (including infringement claims with respect to patents, trademarks, copyrights and the like) except as permitted pursuant to Section 10.8.

     9.8  Subsidiaries.  The Company has no Subsidiaries except those listed in
Schedule 9.8

     9.9 Employee Benefit Plans. Each Employee Benefit Plan is in compliance in all material respects with all laws, regulations and rules applicable thereto and the respective requirements of the governing documents for such Plan, except for any non-compliance the consequences of which, in the aggregate, would not result in a material obligation to pay money. The aggregate of the accumulated benefit obligations under all Employee Benefit Plans does not exceed the current fair market value of the assets held in the trusts or similar funding vehicles for such Plans. With respect to any Employee Benefit Plan maintained or contributed to by the Company or any of its Subsidiaries, reasonable reserves have been established in accordance with prudent business practice or where required by ordinary accounting practices in the jurisdiction in which such Plan is maintained. There are no material actions, suits or claims (other than routine claims for benefits) pending or, to the knowledge of the Company, threatened against it or any of its Subsidiaries with respect to any Employee Benefit Plan.

     9.10 Taxes. Each of the Company and each Subsidiary has filed all income tax and other material tax returns and reports required by law to have been filed by it and has paid all income taxes and other material taxes and governmental charges thereby shown to be owing, except (a) as disclosed on
Schedule 9.6 and (b) for any such taxes or charges which are being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books.

     9.11 Solvency, etc. On the Closing Date (or, in the case of any Person which becomes an Obligor after the Closing Date, on the date such Person becomes an Obligor), and immediately prior to and after giving effect to the issuance of each Letter of Credit, each borrowing hereunder and the use of the proceeds thereof, (a) the assets of each of the Company and each Subsidiary which is a Guarantor will exceed its liabilities and (b) each of the Company and each Subsidiary which is a Guarantor will be solvent, will be able to pay its debts as they mature, will own property with fair saleable value greater than the amount required to pay its debts and will have capital sufficient to carry on its business as then constituted.

     9.12 Insurance. Set forth on Schedule 9.12 is a complete and accurate summary of the property, casualty and business interruption insurance program carried by the Company and its Subsidiaries on the date of this Agreement, including the insurer's(s') name(s), policy number(s), expiration date(s), amount(s) of coverage, type(s) of coverage, the annual premium(s), exclusions, deductibles and self-insured retention and a description in reasonable detail of
(a) any retrospective rating plan, fronting arrangement or other self-insurance or risk assumption agreed to by the Company or any Subsidiary or imposed upon the Company or any Subsidiary by any such insurer and (b) any self-insurance program that is in effect.

     9.13 Contracts; Labor Matters. Except as disclosed on Schedule 9.13: (a) neither the Company nor any Subsidiary is a party to any contract or agreement, or is subject to any charge, corporate restriction, judgment, decree or order, which has a Material Adverse Effect; (b) no labor contract to which the Company or any Subsidiary is a party or is otherwise subject is scheduled to expire prior to the Commitment Termination Date; (c) neither the Company nor any Subsidiary has, within the two-year period preceding the date of this Agreement, taken any action which would have constituted or resulted in a plant closing, mass layoff or redundancy on a large scale and the Company has no reasonable expectation that any such action is or will be required at any time prior to the Commitment Termination Date; and (d) on the Closing Date there are no strikes or walkouts relating to any labor contracts to which the Company or any Subsidiary is a party or is otherwise subject.

     9.14  Environmental and Safety and Health Matters.  Except as disclosed on
Schedule 9.14, the Company and each of its Subsidiaries and each property, operation and facility that the Company or any Subsidiary may own, operate or control (i) complies in all material respects with (A) all applicable Environmental Laws and (B) all applicable Occupational Safety and Health Laws;
(ii) is not subject to any judicial or administrative proceeding alleging the violation of any Environmental Law or Occupational Safety and Health Law; (iii) has not received any notice (A) that it may be in violation of any Environmental Law or Occupational Safety and Health Law, or (B) threatening the commencement of any proceeding relating to allegedly unlawful, unsafe or unhealthy conditions or (C) alleging that it is or may be responsible for any response, cleanup, or corrective action, including, but not limited to, any remedial investigation/feasibility study, under any Environmental Law or Occupational Safety and Health Law; (iv) has not received any notice that it is the subject of federal or state investigation evaluating whether any investigation, remedial action or other response is needed to respond to (A) a spillage, disposal or release or threatened release into the environment of any Regulated Material, or
(B) any alleged violation of any Occupational Safety and Health Law; (v) has not filed any notice under or relating to any Environmental Law or Occupational Safety and Health Law indicating or reporting (A) any past or present spillage, disposal or release (other than permitted releases) into the environment of, or treatment, storage or disposal of (other than permitted releases), any Regulated Material in excess of quantities requiring notification under any Environmental Law, or (B) any violation of any Occupational Safety and Health Law and (vi) to the best knowledge of the Company has no material contingent liability in connection with (A) any actual or potential spillage, disposal or release into the environment of, or otherwise with respect to, any Regulated Material, whether on any premises owned or occupied by the Company or any Subsidiary or on any other premises or (B) any unsafe or unhealthful condition. Except as disclosed on Schedule 9.14, there are no Regulated Materials on, in or under any property or facilities, owned, operated or controlled by the Company or any Subsidiary (except Regulated Materials used in the ordinary course of the business of the Company and its Subsidiaries and used, stored, handled, treated and disposed of in all material respects in accordance with all applicable Environmental Laws and Occupational Safety and Health Laws) that, under applicable Environmental Laws or Occupational Safety and Health
Laws (A) impose or could reasonably be expected to impose a liability for removal, remediation, or other cleanup or damage to natural resources, in an amount equal to or greater than L500,000; (B) could reasonably be expected to have a Material Adverse Effect; or (C) could reasonably be expected to result in the imposition of a Lien on the property or other assets of the Company or its Subsidiaries.

     9.15 Information. All written information heretofore or contemporaneously herewith furnished by or on behalf of the Company or any Subsidiary to any Agent or any Lender for purposes of or in connection with this Agreement and the transactions contemplated hereby is, and all written information hereafter furnished by or on behalf of the Company or any Subsidiary to any Agent or any Lender pursuant hereto or in connection herewith will be, true and accurate in every material respect on the date as of which such information is dated or certified, and none of such information is or will be incomplete by omitting to state any material fact necessary to make such information not misleading.

     9.16 Financial Assistance. Save for the granting of the security interests and the giving of the guarantees by the Subsidiaries as contemplated by the Loan Documents, the Telegraph Assumption and the making of Bonus Payments and Early Termination Payments as defined and described in the Scheme Documents, the implementation and consummation of any part of the Scheme or any of the transactions contemplated herein has not constituted or involved, and will not constitute or involve, any arrangement amounting to unlawful financial assistance for the acquisition of shares within the meaning of Section 151 of the Companies Act 1985.

     SECTION 10   COVENANTS.

     Until the expiration or termination of the Commitments and thereafter until all obligations of the Company hereunder and under the other Loan Documents are paid in full and all Letters of Credit have been terminated or expired (regardless of whether such Letters of Credit have been cash collateralized), the Company agrees that, unless at any time the Required Lenders shall otherwise expressly consent in writing, it will:

     10.1 Reports, Certificates and Other Information. Furnish to the Administrative Agent and each Lender at its respective office:

     10.1.1 Annual Report. Promptly when available and in any event within 90 days after the close of each Fiscal Year, (a) a copy of the annual report of the Company and its Subsidiaries for such Fiscal Year, including therein consolidated balance sheets of the Company and its Subsidiaries as of the end of such Fiscal Year and consolidated statements of earnings and cash flow of the Company and its Subsidiaries for such Fiscal Year, which report (i) shall be prepared in accordance with GAAP and certified by independent auditors of recognized national standing selected by the Company and reasonably acceptable to the Required Lenders, in an audit report which shall be without qualification as to going concern or scope and (ii) shall be accompanied by a written statement from such auditors to the effect that in making the examination necessary for the signing of such audit report they have not become aware of any Event of Default or Unmatured Event of Default that has occurred and is continuing or, if they have become aware of any such event, describing it in reasonable detail; and (b) a copy of the consolidating balance sheets of the Company and its Subsidiaries as of the end of such Fiscal Year and consolidating statements of earnings for the Company and its Subsidiaries for such Fiscal Year, together with a certificate signed by one of the chief executive officer, the chief financial officer, the chief operating officer or the controller of the Company certifying that such financial statements fairly present the financial condition and results of operations of the Company and its Subsidiaries as of the dates and periods indicated.

     10.1.2 Quarterly Reports. Promptly when available and in any event within 45 days after the end of the first three Fiscal Quarters of each Fiscal Year,
(a) consolidated balance sheets of the Company and its Subsidiaries as of the end of such Fiscal Quarter and consolidated statements of earnings and consolidated statements of cash flow for such Fiscal Quarter and for the period beginning with the first day of such Fiscal Year and ending on the last day of such Fiscal Quarter, including a comparison with the corresponding Fiscal Quarter and period of the previous Fiscal Year and prepared in accordance with GAAP, and (b) consolidating balance sheets of the Company and its Subsidiaries as of the end of such Fiscal Quarter and consolidating statements of earnings for the Company and its Subsidiaries for such Fiscal Quarter, together with a certificate signed by one of the chief executive officer, the chief financial officer, the chief operating officer or the controller of the Company to the effect that such financial statements fairly present the financial condition and results of operations of the Company and its Subsidiaries as of the dates and periods indicated, subject to changes resulting from normal year-end adjustments.

     10.1.3 Certificates. Contemporaneously with the furnishing of a copy of each annual audit report pursuant to Section 10.1.1, and each set of statements pursuant to Section 10.1.2, a duly completed certificate in the form of Exhibit B, with appropriate insertions, dated the date of such annual report or such quarterly statements and signed by one of the chief executive officer, the chief financial officer, the chief operating officer or the controller of the Company, containing a computation of each of the financial ratios and restrictions set forth in this Section 10 and to the effect that such officer has not become aware of any Event of Default or Unmatured Event of Default that has occurred and is continuing or, if there is any such event, describing it and the steps, if any, being taken to cure it.

     10.1.4 Reports to Securities Exchange and to Shareholders. Promptly upon the filing or sending thereof, a copy of (a) any annual, periodic or special report or registration statement (inclusive of exhibits thereto) filed by the Company or any Subsidiary with any securities exchange and (b) any report, proxy statement or similar communication to the Company's or such Subsidiary's public shareholders, if any.

     10.1.5 Notice of Default, Litigation and Employee Benefit Matters. Promptly (and in any event within one Business Day in the case of clause (a) and within five days in the case of clauses (b) through (e)) after any officer of the Company learns of any of the following, written notice describing the same and the steps being taken by the Company or the Subsidiary affected thereby with respect thereto: (a) the occurrence of an Event of Default or an Unmatured Event of Default; (b) any litigation, arbitration or governmental investigation or proceeding not previously disclosed by the Company to the Lenders which has been instituted or, to the knowledge of the Company, is threatened against the Company or any Subsidiary or to which any of the properties of any thereof is subject which has had or is reasonably likely to have a Material Adverse Effect;
(c) any material adverse development which occurs in any litigation, arbitration or governmental investigation or proceeding previously disclosed on Schedule 9.6 or pursuant to clause (b);

(d) the institution of any steps by the Company, any of its Subsidiaries or any other Person to terminate any Employee Benefit Plan, or the failure to make a required contribution to any Employee Benefit Plan if such failure is sufficient to give rise to a Lien, or the taking of any action with respect to a Employee Benefit Plan which could result in the requirement that the Company or any of its Subsidiaries furnish a bond or other security, or the occurrence of any event with respect to any Employee Benefit Plan which could result in the incurrence by the Company or any of its Subsidiaries of any material liability, fine or penalty, or any material increase in the contingent liability of the Company or such Subsidiary with respect to any post-retirement Employee Benefit Plan benefit; and (e) the occurrence of any other event or circumstance which has had or is reasonably likely to have a Material Adverse Effect.

     10.1.6 Management Reports. Promptly upon the request of the Administrative Agent or any Lender, copies of all detailed financial and management reports submitted to the Company or any of its Subsidiaries by independent auditors in connection with any annual or interim audit made by such auditors of the books of the Company and its Subsidiaries.

     10.1.7 Insurance Information. Not later than 90 days after the end of each Fiscal Year, a complete and accurate summary of the property, business interruption and casualty insurance program of the Company and its Subsidiaries, containing substantially the same information with respect to such insurance program as the information set forth on Schedule 9.12; and promptly upon the occurrence thereof, a written report of any change in the Company's insurance program which will materially reduce the amount or scope of coverage of any type of insurance.

     10.1.8 Annual Budget. Not later than the earlier of (a) the date the annual report is required to be delivered pursuant to Section 10.1.1 and (b) the date on which preparation of such budget is completed, a copy of the Company's annual budget for the next succeeding Fiscal Year.

     10.1.9 Other Information. Promptly from time to time, such other information concerning the Company and its Subsidiaries as any Lender or the Administrative Agent may reasonably request.

     10.2 Books, Records and Inspections. Keep, and cause each Subsidiary to keep, proper books and records in which full and correct entries shall be made sufficient to allow the preparation of financial statements in accordance with GAAP; permit, and cause each Subsidiary to permit, on reasonable notice and at reasonable times and intervals any Lender, the Administrative Agent or any representative thereof to (a) visit and inspect the properties of the Company or any of its Subsidiaries during normal business hours, (b) inspect and make extracts from and copies of their respective books and records, and (c) discuss with their respective principal officers their respective businesses, operations and financial matters. The Company and each of its Subsidiaries will (i) after the occurrence and during the continuance of any Event of Default and (ii) otherwise with the consent of the Company, which consent shall not be unreasonably withheld, also permit any Lender, the Administrative Agent or any representative thereof to discuss with the Company's independent auditors their respective businesses, operations and financial matters, provided that the Company is given reasonable prior notice of and an opportunity to attend any meeting between such auditors and any Lender, the Administrative Agent or any representative thereof at which such issues will be discussed. All visits, discussions, and examinations by the Administrative Agent shall be at the Company's expense.

     10.3 Insurance. Maintain, and cause each Subsidiary to maintain, with reputable, financially sound insurance companies, insurance to such extent and against such hazards and liabilities as is customarily maintained by companies similarly situated (and, in any event, such insurance as may be required by any law or governmental regulation or any court order or decree); and, upon request of the Administrative Agent or any Lender, furnish to the Administrative Agent or such Lender a certificate setting forth in reasonable detail the nature and extent of all insurance maintained by the Company and its Subsidiaries.

     10.4 Compliance with Laws; Maintenance of Property; Payment of Taxes and Liabilities. (a) Comply, and cause each Subsidiary to comply, in all material respects with all applicable laws, rules, regulations and orders the noncompliance with which would be reasonably likely to have a Material Adverse Effect; (b) maintain or cause to be maintained, and cause each Subsidiary to maintain or cause to be maintained, in good repair, working order and condition all material properties used in its business, and make, and cause each Subsidiary to make, all appropriate repairs, renewals and replacements of such properties; (c) pay, and cause each Subsidiary to pay, prior to delinquency, all taxes and other governmental charges against it or any of its property; provided, however, that the foregoing shall not require the Company or any Subsidiary to pay any such tax or charge so long as it shall contest the validity thereof in good faith by appropriate proceedings and shall set aside on its books adequate reserves with respect thereto; and (d) not, and not permit any Subsidiary to, file or consent to the filing of any consolidated income tax return with any Person other than the Company and its Subsidiaries.

     10.5 Maintenance of Existence, etc. Maintain and preserve, and (subject to Section 10.11) cause each Subsidiary to maintain and preserve, (a) its existence and good standing in the jurisdiction of its incorporation, (b) its qualification and good standing as a foreign corporation in each jurisdiction where the nature of its business makes such qualification necessary (except in those instances in which the failure to be qualified or in good standing would not be reasonably likely to result in a Material Adverse Effect), and (c) each other corporate franchise the failure or absence of which would have a Material Adverse Effect.

     10.6  Financial Covenants.

     10.6.1 Asset Coverage Ratio. Not permit the Asset Coverage Ratio to be less than (a) 1.25:1:0 prior to the Closing Date and (b) 1.5:1.0 on or after the Closing Date, in each case for three consecutive Business Days at any time unless within three Business Days of such failure the Company has made any payment required as a result of the Commitment reduction required pursuant to
Section 6.1.2(b).

     10.6.2 Interest Coverage Ratio. Not permit the Interest Coverage Ratio to be less than 1.5:1.0 as of any Fiscal Quarter.

     10.6.3 Computation of Financial Covenants. For purposes of calculating any financial covenant contained in this Section 10.6, any accounting adjustments or the reversal of any reserves established in connection therewith shall not affect the calculation of such financial covenant. Upon the implementation of any accounting adjustments, the financial statements delivered hereunder and the financial covenants shall be prepared without regard to such adjustments until a mutually satisfactory amendment to the financial covenants has been implemented.

     10.7 Limitations on Debt. Not, and not permit any Subsidiary to, create, incur, assume or suffer to exist any Debt, except (a) obligations arising under the Loan Documents; (b) Debt of Subsidiaries under the Subsidiary Notes; (c) Debt of the Company under the FDTH/Holdco Subordinated Note, provided such Debt shall not exceed U.S.$100,000,000 in the aggregate at any time; (d) unsecured Debt of the Company to its Wholly-Owned Subsidiaries provided such debt is subordinated to the Loans on terms and conditions satisfactory to the Required Lenders; (e) Hedging Agreements entered into by the Company; (f) Guarantee Obligations in respect of any obligation of the Company or any Subsidiary permitted under this Agreement; (g) Debt in respect of taxes, assessments or governmental charges to the extent that payment thereof shall not at the time be required to be made in accordance with Section 10.4; (h) Debt of Telegraph outstanding on the Effective Date not exceeding L45,000,000 and listed on
Schedule 10.7 under the heading "Continuing Debt" and other Debt hereafter incurred by Subsidiaries in connection with Liens permitted by Section 10.8, and extensions, renewals and refinancings of any Debt described in this clause (h) so long as the permitted or available principal amount thereof is not increased; (i) Debt of Wholly-Owned
Subsidiaries to or from Wholly-Owned Subsidiaries; (j) Debt under the Existing Debt Facilities (provided that all such Debt shall be paid on or before the Closing Date); (k) Debt under the FDTH Loan Notes and the Fairfax Loan Notes;
(l) Subordinated Debt under clause (b) of the definition of Subordinated Debt and (m) Redeemable Capital Stock of the Company and Telegraph outstanding on the Effective Date.

     10.8 Liens. Not, and not permit any Subsidiary to, create or permit to exist any Lien on any of its real or personal properties, assets or rights of whatsoever nature (whether now owned or hereafter acquired), except (a) Liens for taxes or other governmental charges not at the time delinquent or thereafter payable without penalty or being contested in good faith by appropriate proceedings and, in each case, for which it maintains adequate reserves in accordance with GAAP; (b) Liens arising in the ordinary course of business (such as (i) Liens of carriers, warehousemen, mechanics and materialmen and other similar Liens imposed by law and (ii) Liens incurred in connection with worker's compensation, unemployment compensation and other types of social security (excluding Liens arising under Employee Benefit Plans) or in connection with surety and appeal bonds, bids, performance bonds and similar obligations for sums not overdue or being contested in good faith by appropriate proceedings and not involving any deposits or advances or borrowed money or the deferred purchase price of property or services, and, in each case, for which it maintains adequate reserves; (c) Liens identified on Schedule 10.8; (d) any Lien arising in connection with the acquisition, construction or improvement of tangible personal property by a Subsidiary and attaching only to the property being acquired, constructed or improved, if the Lien and the Debt secured thereby does not exceed 100% of the cost of such acquisition, cost or improvement, as the case may be, nor L2,000,000 in the aggregate of all such Debt of the Company and its Subsidiaries at any one time outstanding; (e) attachments, judgments and other similar Liens, for sums not exceeding L1,500,000 (L350,000 with respect to any Subsidiary other than Telegraph) (excluding any portion thereof which is covered by insurance so long as the insurer is reasonably likely to be able to pay) arising in connection with court proceedings, provided the execution or other enforcement of such Liens is effectively stayed and claims secured thereby are being actively contested in good faith and by appropriate proceedings and have been bonded off or for which adequate reserves are maintained; (f) easements, party wall agreements, rights of way, restrictions, minor defects or irregularities in title and other similar Liens not interfering in any material respect with the ordinary conduct of the business of the Company and its Subsidiaries taken as a whole; (g) leases or subleases granted by the Company or any Subsidiary in the ordinary course of its business; (h) extensions, renewals or replacements of any Lien permitted by the foregoing provisions of this Section 10.8, but only if the principal amount of the Debt secured thereby immediately prior to such extension, renewal or replacement is not increased and such Lien is not extended to any other property; (i) Liens securing the Existing Debt Facilities (provided that such Liens shall be terminated on or before the Effective Date); (j) Liens pursuant to the Subsidiary Security Agreements; and (k) Liens in favor of the Administrative Agent.

     10.9 Limitation on Restricted Payments. (a) The Company will not, and will not permit any Subsidiary to, directly or indirectly:

          (i) declare or pay any dividend or make any other distribution or payment on or in respect of the Company's Capital Stock, or make any payment or other distribution to (including dividends or distributions of the Capital Stock of any Subsidiary), or make any other payment to the direct or indirect holders (in their capacities as such) of, the Company's Capital Stock (other than dividends or distributions payable in shares of the Company's Qualified Capital Stock or in options, warrants or other rights to acquire such Qualified Capital Stock);

          (ii) purchase, redeem or otherwise acquire or retire for value, directly or indirectly, any Capital Stock of the Company or any Capital Stock of any Affiliate of the Company (other than Capital Stock of any Wholly-Owned Subsidiary or Capital Stock of a Person that, immediately following such repurchase, will become a Wholly-Owned Subsidiary) or options, warrants or other rights to acquire such Capital Stock;

          (iii) make any principal payment on, or repurchase, redeem, defease, retire or otherwise acquire for value, prior to any scheduled principal payment, sinking fund payment or maturity, any Subordinated Debt;

          (iv) declare or pay any dividend or distribution on any Capital Stock of any Subsidiary to any Person (other than (x) with respect to any Capital Stock held by the Company or any of its Wholly-Owned Subsidiaries or (y) with respect to Capital Stock held by any other Person (other than an Affiliate of the Company or an Affiliate of such Affiliate) made on a pro rata basis consistent with the ownership interests in such Capital Stock to the owners of such Capital Stock, except that, in the case of the Capital Stock of a Subsidiary that is a Guarantor, (i) no Unmatured Event of Default or Event of Default shall have occurred and be continuing and (ii) no holders of any other Debt of the Company or any Subsidiary shall have an Acceleration Right);


          (v) incur, create or assume any guarantee of Debt of any Affiliate of the Company (other than a Wholly-Owned Subsidiary of the Company);

          (vi) make any Investment in any Person (other than any Investments permitted under Section 10.10); or

          (vii) pay any Management Fees;

(any of the payments described in paragraphs (i) through (vii) above, other than any such action that is a Permitted Payment (as defined below), collectively, "Restricted Payments"). Notwithstanding the foregoing, (1) the Company may make Restricted Payments pursuant to paragraphs (i) and (iii) above in an amount equal to the sum of (x) regular quarterly dividends payable on the DTH Preference Shares and the Series A and Series B FDTH Preference Shares and
(y) the amount of interest due on the Holdco Facility provided (A) no Unmatured Event of Default or Event of Default shall have occurred and be continuing or shall result from the payment of such Restricted Payment; (B) no holders of any other Debt of the Company or any Subsidiary shall have an Acceleration Right; and (C) after giving effect to such payment, the Interest/Restricted Payment Coverage Ratio is 1.0:1.0 or greater and (2) each Fiscal Quarter the Company may make Restricted Payments pursuant to paragraph (vii) above and Restricted Payments pursuant to paragraph (i) above in excess of the Restricted Payments permitted pursuant to clause (1) above, in an amount equal to the lesser of (x) Excess Cash Flow and (y) US $3,750,000 provided (A) no Unmatured Event of Default or Event of Default shall have occurred and be continuing or shall result from the payment of such Restricted Payment and (B) no holders of any other Debt of the Company or any Subsidiary shall have an Acceleration Right.

     (b) Notwithstanding the foregoing so long as (1) no Unmatured Event of Default or Event of Default has occurred and is continuing or would result therefrom and (2) no holders of any other Debt of the Company or any Subsidiary have an Acceleration Right, the foregoing provisions will not prohibit the following actions (clauses (i) and (ii) being referred to as "Permitted Payments"):

          (i) dividends paid to the extent not in excess of the Southam Dividend Amount;

          (ii) loans, advances, dividends or distributions by any Subsidiary to Publishing or any Wholly-Owned Subsidiary of Publishing and by the Company or, to the extent it has received such funds directly or indirectly from the Company, DTH or Publishing to Hollinger International for the purpose of redeeming shares of Series A Preferred Stock not exceeding in the aggregate any payments made by Hollinger Inc. to the Company pursuant to the provisions of the HTH/FDTH Share Exchange Agreement;

          (iii)    payments and dividends required under the Scheme Documents;

          (iv)     payments under the Tax Indemnity Agreements; and

          (v) redemption of Telegraph Ordinary Shares owned by the Company in connection with the Telegraph Assumption.

     10.10 Investments. Not, and not permit any Subsidiary to, make, incur, assume or suffer to exist any Investment in any other Person, except:

     (a) Investments existing on the Effective Date and identified in Schedule 10.10;

     (b)  Cash Equivalent Investments;

     (c) Investments by the Company in its Subsidiaries (subject to the limitation in Section 10.7(b)) or by any Subsidiary in its Wholly-Owned Subsidiary, in the form of contributions to capital or loans or advances; provided that, (i) any loans are evidenced by Subsidiary Notes and Subsidiary Security Agreements which have been pledged pursuant to a Pledge Agreement and
(ii) immediately before and after giving effect to such Investment, no Unmatured Event of Default or Event of Default shall have occurred and be continuing;

     (d) Investments by the Company or any Subsidiary in any Subsidiary, in the form of capital contributions or loans and advances existing on the Effective Date;

     (e)  loans or advances made by any Subsidiary to the Company;

     (f) loans or advances to officers and employees of the Company or of any Subsidiary for travel or other ordinary business expenses not in excess of L250,000 in the aggregate at any time;

     (g) extensions of credit in the nature of accounts receivable or notes receivable arising from the sale of goods and services in the ordinary course of business;

     (h) shares of stock, obligations or other securities received in settlement of claims arising in the ordinary course of business; and

     (i) Investments by the Company in Telegraph Ordinary Shares on the Closing Date.

     10.11 Mergers, Consolidations, Sales, Acquisitions. Not, and not permit any Subsidiary to, be a party to any merger, consolidation, Asset Sale or Acquisition except for (a) any such merger or consolidation, sale, transfer, conveyance, lease or assignment of or by any Wholly-Owned Subsidiary into the Company or into, with or to any Wholly-Owned Subsidiary, (b) any Acquisition by the Company or any Wholly-Owned Subsidiary of the assets or stock of any Wholly-Owned Subsidiary and (c) acquisition of Telegraph Ordinary Shares pursuant to the Scheme and issuance of Telegraph Ordinary Shares pursuant to the Publishing/Telegraph Subscription Agreement and issuance and the sale of New Preference Shares pursuant to the Purchase Option.

     10.12 Use of Proceeds. The Company will use the proceeds of Loans and Letters of Credit:

     (a)  to refinance the Existing Debt Facilities;

     (b) to pay in part the cash portion of the purchase price obligations in connection with the Scheme;

     (c) to pay the transaction costs and expenses associated with the Scheme, including but not limited to payments under the Tax Indemnity Agreements;

     (d) in the case of Letters of Credit, for issuing Letters of Credit in connection with the FDTH Loan Notes issued in connection with the Scheme;

     (e) to make Restricted Payments and Permitted Payments; and

     (f) for working capital needs and general corporate purposes of each of the Company and its Subsidiaries (subject to any limitations hereunder).

     10.13 Transactions with Affiliates. Not, and not permit any Subsidiary to, enter into or cause, suffer or permit to exist any transaction, arrangement or contract with any of its other Affiliates which is on terms which are less favorable than are obtainable from any Person which is not one of its Affiliates. Without limiting the foregoing, the Company will not, and will not permit any Subsidiary to, pay any management, consulting or similar fee to any Affiliate other than Management Fees to the extent permitted under Section 10.9(a).

     10.14 Employee Benefit Plans. Maintain, and cause each Subsidiary to maintain, each Employee Benefit Plan in compliance in all material respects with all applicable requirements of law and regulations.

     10.15  Environmental Covenants.

     10.15.1 Environmental Response Obligation. (a) Comply, and cause each Subsidiary to comply, with any federal or state judicial or administrative order requiring the performance at any real property owned, operated or leased by the Company or any Subsidiary (or in which such Person has a direct or indirect interest) of activities in response to the release or threatened release of a Regulated Material, except for the period of time that the Company or such Subsidiary is diligently in good faith contesting such order; (b) notify the Administrative Agent within ten days of the receipt of any written claim, demand, proceeding, action or notice of liability by any Person arising out of or relating to the release or threatened release of a Regulated Material which are reasonably likely to give rise to cleanup or remediation liabilities under Environmental Laws; and (c) notify the Administrative Agent within ten days of any release, threat of release, or disposal of Regulated Material reported by the Company or any Subsidiary to any governmental or regulatory authority at any real property owned, operated, or leased by the Company or any Subsidiary (or in which such Person has a direct or indirect interest) which are reasonably likely to give rise to cleanup or remediation liabilities under Environmental Laws.

     10.15.2 Environmental Liabilities. (a) Comply, and cause each Subsidiary to comply, in all material respects with all Environmental Laws the noncompliance with which would be reasonably likely to have a Material Adverse Effect; (b) without limiting clause (a), not commence disposal of any Regulated Material into or onto any real property owned, operated or leased by the Company or any Subsidiary in violation of any Environmental Law; and (c) without limiting clause (a), not allow any Lien imposed pursuant to any law, regulation or order relating to Regulated Materials or the disposal thereof to remain on any real property owned, operated or leased by the Company or any Subsidiary.

     10.16 Unconditional Purchase Obligations. Not, and not permit any Subsidiary to, enter into or be a party to any contract for the purchase of materials, supplies or other


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property or services, if such contract requires that payment be made by it regardless of whether or not delivery is ever made of such materials, supplies or other property or services.

     10.17 Inconsistent Agreements. Not, and not permit any Subsidiary to, enter into any agreement containing any provision which would be violated or breached by any borrowing by the Company hereunder or by the performance by the Company or any Subsidiary of any of its obligations hereunder or under any other Loan Document.

     10.18 Further Assurances. Take, and cause each Subsidiary to take, such actions as the Administrative Agent may reasonably request from time to time (including, without limitation, the execution and delivery of guaranties, security agreements, pledge agreements, stock powers, financing statements and other documents, the filing or recording of any of the foregoing, and the delivery of stock certificates and other collateral with respect to which perfection is obtained by possession) to ensure that (a) the obligations of the Company hereunder and under the other Loan Documents are secured by (i) all the Telegraph Ordinary Shares owned by FDTH and TelHoldco but in any event not less than 88% of the issued and outstanding Telegraph Ordinary Shares, (ii) 100% of the Telegraph Preference Shares, (iii) 100% of the issued and outstanding common stock of the Company and all FDTH Preference Shares owned by DTH and (iv) on and after the S.155 Date, 100% of the Capital Stock of all other Subsidiaries (except .0004% of the Capital Stock of each of Deedtask Holding BV and Daily Telegraph Holdings BV (the "Minority Dutch Shares") and HTH) (including, promptly upon the acquisition or creation thereof, any Subsidiary created or acquired after the date hereof), (v) the Capital Stock of HTH owned by Deedtask Limited, (vi) all shares of Fairfax owned by the Company or any Subsidiary and
(vii) all shares of Southam owned by the Company or any Subsidiary other than HTH, and, (b) on and after the S.155 Date, the obligations of the Company hereunder and under the other Loan Documents are guaranteed by all its Subsidiaries (other than HTH).

     10.19 Amendments to Certain Documents. Not make or agree to any amendment to or modification of, or waive any of its rights under, any of the terms of (a) the documents relating to the Subordinated Debt, (b) the Subsidiary Notes, (c) the DTH Preference Shares, the FDTH Preference Shares and the Telegraph Preference Shares, (d) the HTH/FDTH Share Exchange Agreement, (e) the Publishing/Telegraph Subscription Agreement, (f) the Co-Operation Agreement dated June 23, 1992 between Hollinger Inc. and Telegraph, (g) the Joint Venture Agreement dated April 13, 1993 among Hollinger Inc., Telegraph, HTH and Deedtask Limited, (h) the Custodial Agreement dated April 15, 1993 among Hollinger Inc., Telegraph, Deedtask Limited, HTH and Stikeman, Elliott, (j)


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the Pledge Agreement dated April 15, 1993 by Hollinger Inc. in favor of
Telegraph, (j) the FDTH Loan Notes, the FDTH Loan Note Deed Poll, the Fairfax Loan Notes, or the Fairfax Loan Note Deed Poll, (k) the terms of the Purchase Option (as defined in the Scheme Documents) (l) the Scheme Documents, (m) the Option Tax Indemnity Agreements, (n) the Deed of Indemnity dated May 31, 1996 between the Company and Telegraph relating to tax indemnification in connection with the Purchase Option and (o) the Tax Indemnification Agreements.

     10.20 Conduct of Business. Not, and not permit any Subsidiary to, engage in any business other than the Newspaper Business.

     10.21 Limitations on Sale and Leaseback Transactions. Not, and not permit any Subsidiary to, enter into any arrangement with any Person providing for the leasing by the Company or any Subsidiary of any real or tangible personal property, which property has been or is to be sold or transferred by the Company or such Subsidiary to such Person in contemplation of such leasing.

     10.22 Tax Indemnity Agreements. Not, and not permit any Subsidiary to, enter into any tax sharing or similar agreement or arrangement other than (a) the DT Holdings Limited Group Relief Agreement dated June 23, 1992 among DTH, the Company and Telegraph, (b) the Deed of Indemnity dated June 23, 1992 entered into by Hollinger Inc., DTH and the Company in favor of Telegraph (c) the Agreement Relating to the Surrender of Advance Corporation Tax dated June 23, 1992 among DTH, the Company and Telegraph and (d) the Option Tax Indemnity Agreements (collectively, the "Tax Indemnity Agreements").

     10.23 Fiscal Year. Not, and not permit any Subsidiary to, change its Fiscal Year.

     10.24 Holding Company Status. The Company shall not own any material assets other than stock of Subsidiaries and shall not permit HTH, Creditscheme Limited or Deedtask Limited to own any Subsidiaries other than the Subsidiaries owned by such Person on the Effective Date.

     10.25 Limitation on Dividends and Other Payment Restrictions Affecting Subsidiaries. The Company will not, and will not permit any of its Subsidiaries to, directly or indirectly, create or otherwise cause or suffer to exist or become effective any encumbrance or restriction on the ability of any Subsidiary to (a) pay dividends or make any other distribution on its Capital Stock to the Company or any other Subsidiary, (b) pay any Debt owed to the Company or any other Subsidiary, (c) make any Investment in the Company or (d)


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
transfer any of its properties or assets to the Company or any Subsidiary, except (i) any encumbrance or restriction, with respect to a Subsidiary that is not a Subsidiary of the Company on the Effective Date, in existence at the time such Person becomes a Subsidiary of the Company and not incurred in connection with, or in contemplation of, such Person becoming a Subsidiary, (ii) customary provisions restricting subletting or assignment of any lease governing a leasehold interest of the Company or any Subsidiary or (iii) any encumbrance or restriction existing under any agreement that extends, renews, refinances or replaces the agreements containing the encumbrances or restrictions in the foregoing clause (i); provided that the terms and conditions of any such encumbrances or restrictions are not materially less favorable to the Lenders than those under or pursuant to the agreement evidencing the Debt so extended, renewed, refinanced or replaced.

     10.26 New Subsidiaries, Investments and Acquisitions. As soon as available and in any event within thirty (30) days after the date of any Acquisition or Investment or the formation of any new Subsidiary of the Company or any of its Subsidiaries permitted under this Agreement, the Company and its Subsidiaries, as appropriate, shall (a) if applicable, cause such Subsidiary to execute and deliver (i) a Subsidiary Note and Subsidiary Security Agreement, if applicable, and (ii) a counterpart of the Subsidiary Guaranty; (b) pledge and assign to the Administrative Agent for the benefit of the Lenders such Subsidiary Note and each Subsidiary Security Agreement, if applicable, and all of the issued and outstanding shares of Capital Stock or other instruments or securities evidencing ownership of such Subsidiary beneficially owned by the Company or any of the Company's Subsidiaries, as the case may be, as additional collateral for the obligations hereunder, to constitute part of the Collateral and to be held by the Administrative Agent on behalf of the Lenders in accordance with the terms of the Company Pledge Agreement (together with such stock transfers, endorsements, instruments, financial statements and other documentation as in the opinion of the Administrative Agent are appropriate); and (c) provide evidence of necessary authorizations and one or more opinions of counsel in form and substance reasonably satisfactory to the Required Lenders which in the opinion of the Required Lenders is appropriate with respect to such Acquisition, Investment or new Subsidiary. Any such document or agreement executed or issued pursuant to this Section 10.26 shall be a "Loan Document" for purposes of this Agreement.

     10.27 Operating Leases. The Company shall not, and shall not permit any Subsidiary to, create or suffer to exist any obligations for the payment of rent for any property under lease or agreement to lease if the aggregate annual rental payments for all such operating leases for the four Fiscal Quarters


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
immediately following such date of determination shall exceed L5,000,000.

     10.28  Scheme Matters.  The Company shall cause Telegraph to:

     (a) not issue and despatch the Scheme Documents without the prior written consent of the Administrative Agent (such consent shall not be withheld where the Administrative Agent is satisfied as to the terms and conditions of the Scheme);

     (b) not vary, extend, revise, waive or supplement the terms or conditions of the Scheme or the Options Proposal without the prior written consent of the Administrative Agent;

     (c) comply with all laws, regulations and procedural requirements in relation to and in connection with the Scheme;

     (d) take all steps necessary for the implementation of the Scheme as soon as practicable and in a diligent and expeditious manner;

     (e) procure that no publicity materials, press releases or announcements intended to be published in relation to the Scheme (or the funding thereof) or the Scheme Documents by or on behalf of Telegraph, the Company or any of its Affiliates shall be made without the consent of the Administrative Agent, such consent not to be unreasonably withheld or delayed;

     (f) provide full written disclosure to the Administrative Agent, as soon as reasonably practicable, of all information which (i) is material to the Scheme and (ii) is material to the decision to waive any conditions set out in the Scheme Documents or this Agreement; and

     10.29  Post-Scheme Matters.  The Company shall:

     (a) procure that Telegraph shall, as soon as possible, but in any event within 7 days of the Scheme being consummated, be re-registered as a private limited company;

     (b) procure that, as soon as possible and in any event within 7 days of the Scheme being consummated, Telegraph and its Subsidiaries, where applicable, implement and consummate the provisions and procedures contained in Sections 155-158 of the Companies Act 1985 for the purposes of enabling such


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
companies to grant the security interests and give the guarantees contemplated hereby;

     (c) procure that each of the Subsidiaries, where applicable shall deliver to the Administrative Agent evidence satisfactory to the Administrative Agent (including auditors' net asset letters addressed to the Administrative Agent) that each of such companies has complied with the provisions and procedures required by Sections 155-158 of the Companies Act 1985; and

     (d) in connection with the Put/Call Options, elect to pay cash to any Option holder exercising its option after the Scheme becomes effective.

     10.30  Post-Closing Guarantees and Security Interests.

     On the date on which the provisions and procedures contained in Sections 155-158 of the Companies Act 1985 have been consummated by each of the applicable Subsidiaries (the "S.155 Date") the Company shall (a) cause each of the Subsidiaries to execute and deliver the Subsidiary Guaranty dated the S.155 Date, (b) cause (i) each of such Subsidiaries that in turn has any Subsidiaries organized under the laws of the United Kingdom to execute and deliver a Subsidiary Pledge Agreement, (ii) Telegraph Australian Holdings Limited and Deedtask Holding B.V. to execute a Dutch Pledge Agreement, (iii) Daily Telegraph Holdings B.V. and Telegraph Australian Holdings Ltd. to execute the Fairfax Pledge Agreement, (iv) Deedtask Limited to execute the HTH Pledge Agreement, and (v) the Company and Deedtask Limited to execute the Southam Pledge Agreement, in each case dated the S.155 Date together with (x) certificates evidencing all of the pledged shares of Capital Stock, which certificates shall in each case be accompanied by undated stock powers or stock transfer forms duly executed in blank, or, if any securities pledged pursuant to such Pledge Agreements are uncertificated securities, confirmation and evidence satisfactory to the Administrative Agent that appropriate book entries have been made in the relevant books or records of a financial intermediary or the issuer of such securities, as the case may be, under applicable law resulting in the perfection of the security interest granted in favor of the Administrative Agent pursuant to the terms of such Pledge Agreements, and (y) all Subsidiary Notes, if any, duly endorsed to the order of the Administrative Agent, together with such documents and instruments in respect of such Subsidiary Notes executed by the Company or such Subsidiary to be filed in such jurisdictions as the Administrative Agent shall reasonably request, (c) deliver the items referred to in Sections 11.1.1, 11.1.2, 11.1.3 with respect to the Obligors executing the Loan Documents referred to herein and opinions of counsel (including,


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English, Dutch, Canadian and Australian counsel) satisfactory to the
Administrative Agent.

     10.31 Capital Expenditures. Not, and not permit any Subsidiary other than Telegraph to, make or commit to make any Capital Expenditure provided that after giving effect to such Capital Expenditure, the aggregate amount of all Capital Expenditures made by Telegraph during any Fiscal Quarter commencing with the Fiscal Quarter ended June 30, 1996 shall not exceed L2,000,000.

     10.32 Scheme Certificate. Upon request of the Administrative Agent in connection with the Administrative Agent's issuance of any confirmatory letter required under the Scheme Documents, execute and deliver to the Administrative Agent a Certificate substantially in the form of Exhibit J.

     SECTION 11   CONDITIONS OF LENDING

     11.1 Effective Date. This Agreement shall be and become effective on the date (the "Effective Date") on which the Company, the Lenders and the Administrative Agent shall have executed and delivered this Agreement and the Administrative Agent shall have received all of the following, each duly executed and dated the Effective Date (or such earlier date as shall be satisfactory to the Administrative Agent) in form and substance satisfactory to the Administrative Agent and each in sufficient number of signed counterparts to provide one for each Lender:

     11.1.1 Resolutions. Certified copies of resolutions of the Board of Directors of each Obligor executing Loan Documents on the Effective Date (the "Effective Date Obligors") authorizing or ratifying the execution, delivery and performance by such Obligor of the Loan Documents to which such Obligor is or will be a party.

     11.1.2 Consents, etc. Certified copies of all documents evidencing any necessary corporate action, consents and governmental approvals (if any) required for the execution, delivery and performance of the Loan Documents by the Effective Date Obligors.

     11.1.3 Incumbency and Signature Certificates. A certificate of the Secretary or an Assistant Secretary of each Effective Date Obligor certifying the names of the officer or officers of such Person authorized to sign the Loan Documents to which such Person is a party, together with a sample of the true signature of each such officer (it being understood that the Administrative Agent and each Lender may conclusively rely on


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each such certificate until formally advised by a like certificate of any changes therein).

     11.1.4 Guaranties. A guaranty, substantially in the form of Exhibit C-1, executed by Hollinger International and TelHoldco (as amended, supplemented or otherwise modified from time to time, the "Hollinger International Guaranty").

     11.1.5 Opinion of Counsel for the Company and the Obligors. (a) The opinion of Kirkpatrick & Lockhart LLP, counsel for the Company and certain Obligors in the form of Exhibit F-1.

     (b) The opinion of Clifford Chance, counsel for the Company and certain Obligors in the form of Exhibit F-2.

     11.1.6 Pledge Agreement. A pledge agreement, substantially in the form of Exhibit E-1 issued by Publishing (such pledge agreement, as amended, supplemented or otherwise modified from time to time, the "Publishing Pledge Agreement") and a pledge agreement substantially in the form of Exhibit E-3, issued by DTH (such pledge agreement, as amended, supplemented or otherwise modified from time to time, the "DTH Pledge Agreement"), together with the stock certificates to be pledged thereunder and allonges and stock powers or stock transfer forms executed in blank.

     11.1.7 Publishing Letter Agreement. A letter agreement substantially in the form of Exhibit L (as amended, supplemented, or otherwise modified from time to time the "Publishing Letter Agreement") executed by Publishing, relating to designation of Subsidiaries, etc.

     11.1.8 No Material Adverse Effect. Except as disclosed on Schedule 9.5, since December 31, 1995, no event or events have occurred which, individually or in the aggregate, has had or is reasonably likely to have a Material Adverse Effect.

     11.1.9 Compliance Certificate. A duly completed certificate in the form of Exhibit B, with appropriate insertions, dated the Effective Date, based on the most recently ended Fiscal Quarter and signed by one of the chief executive officers, the chief financial officer, the chief operating officer or the controller of the Company, containing a computation of each of the financial ratios and restrictions set forth in Section 10 and to the effect that such officer has not become aware of any Event of Default or Unmatured Event of Default that has occurred and is continuing.

     11.1.10 Fees. The Company shall have paid all fees and expenses then due and payable to the Agents or any Lender


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(including, to the extent then billed, all amounts payable pursuant to Section
14.5).

     11.1.11 Other. Such other documents as the Administrative Agent or any Lender may reasonably request.

     11.2 Conditions to Closing Date. The obligation of each Lender to make its initial Loan pursuant to the Commitment and of the Issuing Bank to issue Letters of Credit is, in addition to the conditions precedent specified in Sections 11.1, and 11.3, subject to the prior or concurrent satisfaction of each of the conditions set forth in this Section 11.2.

     11.2.1 Documentary Conditions. The Administrative Agent shall have received all of the following, each duly executed and dated the Closing Date (or such earlier date as shall be satisfactory to the Administrative Agent) in form and substance satisfactory to the Administrative Agent, and each (except for the Notes of which only the originals shall be signed) in sufficient number of signed counterparts to provide one for each Lender:

     (a)  Notes.  The Notes.

     (b) Resolutions. Certified copies of resolutions of the Board of Directors of each Obligor executing Loan Documents after the Effective Date but on or prior to Closing Date (the "Closing Date Obligors") authorizing or ratifying the execution, delivery and performance by such Obligors of the Loan Documents to which such Obligor is a party.

     (c) Consents, etc. Certified copies of all documents evidencing any necessary corporate action, consents and governmental approvals (if any) required for the execution, delivery and performance of the Loan Documents by the Closing Date Obligors.

     (d) Incumbency and Signature Certificates. A certificate of the Secretary or an Assistant Secretary of each Closing Date Obligor certifying the names of the officer or officers of each Closing Date Obligor authorized to sign the Loan Documents to which such Obligor is a party, together with a sample of the true signature of each such officer (it being understood that the Administrative Agent and each Lender may conclusively rely on each such certificate until formally advised by a like certificate of any changes therein).

     (e) Pledge Agreements. A pledge agreement, substantially in the form of Exhibit E-2, issued by the


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Company and TelHoldco (such Pledge Agreement, as amended, supplemented or otherwise modified from time to time, the "Company Pledge Agreement"), together with the stock certificates or instruments (including without limitation any Pledged Notes) to be pledged thereunder and allonges and stock powers or stock transfer forms executed in blank.

     (f) Opinions of Counsel. An opinion of (i) Kirkpatrick & Lockhart LLP, Clifford Chance, counsel for the Company and certain Obligors, (ii) Australian counsel, (iii) Dutch counsel and (iv) Canadian counsel, each in form and substance satisfactory to the Administrative Agent.

     11.2.2 Holdco Facility; Publishing Credit Agreement. The Administrative Agent shall have received evidence, reasonably satisfactory to the Administrative Agent, that the Holdco Facility and the Publishing Credit Agreement have closed on terms and conditions reasonably satisfactory to the Administrative Agent and that sufficient cash will be available to the Company to consummate the Scheme and to repay the Existing Debt Facilities, taking into account the Loans hereunder and the loans under the Holdco Facility and the Publishing Credit Agreement.

     11.2.3 Amendment of Corporate Articles. The Administrative Agent shall have received satisfactory evidence that (a) either the rights attaching to the FDTH Preference Shares and the Telegraph Preference Shares have been amended to prevent the holders of such Preference Shares from requiring that such Preference Shares be redeemed prior to March, 2006 or any Affiliate of the Company which owns such Preference Shares shall have entered into an agreement with the Administrative Agent, for the benefit of the Lenders, to such effect and (b) the Articles of Deedtask Holding B.V. and Daily Telegraph Holdings B.V. have been amended to permit the pledge required under the Dutch Pledge Agreement.

     11.2.4 Debt to be Repaid, etc. The Administrative Agent shall have received evidence, reasonably satisfactory to the Administrative Agent, that (a) all outstanding Debt under the Existing Debt Facilities has been, or concurrently with the making of such Loans will be, paid in full; and (b) all commitments under the agreements relating to such Debt, and all Liens securing such Debt, have been or concurrently with the making of such Loans will be, terminated.

     11.2.5 No Material Adverse Effect. Except as disclosed on Schedule 9.5, since December 31, 1995, no event or events have occurred which, individually or in the aggregate, has had or is reasonably likely to have a Material Adverse Effect.


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
     11.2.6 Approval of the Scheme. The Administrative Agent shall have been satisfied with the terms and conditions of the Scheme, the Scheme Documents and any related document, (including, without limitation, (a) the form of recommendation from the Board of Telegraph, (b) the provision for the acquisition of 100% of the Telegraph Ordinary Shares not owned by TelHoldco or the Company and (c) the maximum, per share price which will be paid for the shares of Telegraph and the terms of any share or loan note alternatives.

     11.2.7 Scheme Sanction. The Administrative Agent shall have received evidence and confirmation satisfactory to it and its counsel that (a) the Scheme has been sanctioned by the English courts, (b) either the Scheme has been sanctioned by the English courts without any variation, amendment or revision to the Scheme as described in the Scheme Documents or that the Administrative Agent has consented in writing to any such variation, amendment or revision, (c) either none of the conditions to the Scheme have been waived or other forbearance given by Hollinger International, the Company or Telegraph or that the Administrative Agent has consented in writing to any such waiver or forbearance and (d) that an office copy of the court order in form reasonably satisfactory to the Administrative Agent has been delivered to the Registrar of Companies of England and Wales in compliance with the provisions of Section 425(3) of the Companies Act 1985.

     11.2.8 No Litigation Re: Scheme. There shall not exist any litigation or claims with respect to any aspect of the Scheme, any related transaction or any other transaction contemplated thereby or hereby or the financing thereof, which the Administrative Agent reasonably considers to be material.

     11.2.9 Consummation of Other Transactions. There shall have occurred prior or contemporaneous consummation of the Scheme and all related transactions and other transactions contemplated hereunder including, without limitation, approval by shareholders and optionholders of Telegraph in general meeting and by the requisite majorities of resolutions reducing the share capital of Telegraph, authorizing the Directors to allot a sufficient number of new Telegraph shares to implement the Scheme and to alter the Articles of Association of Telegraph to permit the adoption of put and call option arrangements in respect of Telegraph shares issued to Telegraph employees on exercise of options under the terms of Telegraph's share option schemes.

     11.2.10 Capital Structure. The Administrative Agent and its counsel shall be satisfied with Hollinger International's and the Company's existing and proposed capital structure (both debt and equity) and corporate structure and all other matters relating to the financial and operating condition of each of the


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Company and its Subsidiaries and with the terms and provisions of the Company's and its Subsidiaries' material contracts.

     11.2.11 Capital Markets. Prior to the meetings of the shareholders of Telegraph to approve the Scheme, there shall not have been any material disruption in the capital markets generally which could, in the reasonable good faith determination of the Administrative Agent, have a materially adverse effect on the ability to extend, or maintain any commitment to extend, at the time contemplated hereby, senior secured bank financing of the type contemplated hereby.

     11.2.12 U.K. Procedural Requirements. The Administrative Agent shall have received a certificate dated as of the Closing Date from the chief executive or chief financial Authorized Officer of each of the applicable Subsidiaries certifying that, as of the Closing Date, each of the applicable Subsidiaries would, but for the fact that the Telegraph is a public limited company, be able to implement and consummate the provisions and procedures set out in Sections 155-158 of the Companies Act 1985 and certifying that, save as disclosed, the granting of the security interests and the giving of the guarantees contemplated by the Loan Documents will not, following compliance with the provisions and procedures of Sections 155-158 of the Companies Act 1985, constitute unlawful financial assistance within the meaning of Section 151 of the Companies Act 1985, which certificate shall be reasonably acceptable in form, scope and substance to the Administrative Agent and its counsel.

     11.2.13 Compliance Certificate. A duly completed certificate in the form of Exhibit B, with appropriate insertions, dated the Closing Date, based on the most recently ended Fiscal Quarter and signed by one of the chief executive officers, the chief financial officer, the chief operating officer or the controller of the Company, containing a computation of each of the financial ratios and restrictions set forth in Section 10 and to the effect that such officer has not become aware of any Event of Default or Unmatured Event of Default that has occurred and is continuing.

     11.2.14  Publishing/Telegraph Subscription Agreement.  The
Publishing/Telegraph Subscription Agreement shall have been executed and Publishing shall have paid for the Telegraph shares subject to such agreement.

     11.2.15 Hollinger Subordination Agreement. A duly executed Hollinger Subordination Agreement, together with the terms referred to in Section 11.2.1
(b),(c),(d) and (f) with respect to Hollinger Inc.


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     11.2.16 FDTH/Holdco Subordination Agreement.  A duly executed FDTH/Holdco
Subordination Agreement.

     11.2.17 Process Agent Letter. The Administrative Agent shall have received with counterparts for each Lender a letter from CT Corporation Systems, in form and substance satisfactory to the Administrative Agent, dated the Closing Date or a date reasonably close to the Closing Date, whereby CT Corporation Systems acknowledges and accepts its appointment by each of the Company and each of the other Obligors, as agent for service of process.

     11.2.18 Fees. The Company shall have paid (or shall have made arrangements to pay with the proceeds of the initial Loan) all fees and expenses then due and payable to the Agents or any Lender (including, to the extent then billed, all amounts payable pursuant to Section 14.5).

     11.2.19 Other. Such other documents as the Administrative Agent or any Lender may reasonably request.

     11.3 All Loans and Letters of Credit. The obligation of each Lender to make each Loan and of the Issuing Bank to issue each Letter of Credit is subject to the following further conditions precedent that:

     11.3.1 No Default, etc. (a) No Event of Default or Unmatured Event of Default has occurred and is continuing or will result from the making of such Loan, (b) the warranties of the Company contained in Section 9 (excluding, in the case of all Loans other than the Loans made on the Closing Date, Sections 9.4, 9.6 and 9.12 through 9.14) are true and correct as of the date of such requested Loan or the issuance of such Letter of Credit, with the same effect as though made on such date and (c) except as disclosed in Schedule 9.5, since the date of the financial statements described in Section 9.4 or, if later, the date of the most recent financial statements delivered to the Lenders pursuant to
Section 10.1.1 or 10.1.2, no event (including, without limitation, any labor controversy, litigation, arbitration, governmental investigation or proceeding or environmental matter) has occurred which, in the reasonable good faith judgment of the Required Lenders, may have a Material Adverse Effect.

     11.3.2 Confirmatory Certificate. If requested by the Administrative Agent or any Lender, the Administrative Agent shall have received (in sufficient counterparts to provide one to each Lender) a certificate dated the date of such requested Loan or Letter of Credit and signed by a duly authorized representative of the Company as to the matters set out in clauses (a) and (b) of Section 11.3.1 (it being understood that


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
each request by the Company for the making of a Loan or the issuance of a Letter of Credit shall be deemed to constitute a warranty by the Company that the conditions precedent set forth in Section 11.3.1 will be satisfied at the time of the making of such Loan or issuing such Letter of Credit), together with such other documents as the Administrative Agent or any Lender may reasonably request in support thereof.

     SECTION 12   EVENTS OF DEFAULT AND THEIR EFFECT.

     12.1 Events of Default. Each of the following shall constitute an Event of Default under this Agreement:

     12.1.1 Non-Payment of the Loans, etc. Default in the payment when due of the principal of any Loan; or default, and continuance thereof for five Business Days, in the payment when due of any interest on any Loan, any reimbursement obligation with respect to any Letter of Credit or any fee or other amount payable by the Company hereunder or under any other Loan Document.

     12.1.2 Default under Other Debt. (a) Default in the payment when due (subject to any applicable grace period), whether by acceleration or otherwise, of any other Debt of Hollinger International, the Company or any Subsidiary, or, in the case of Hollinger International, the Company and Telegraph (b) default in the performance or observance of any obligation or condition (subject to any applicable grace period) with respect to any such other Debt of Hollinger International, the Company or any Subsidiary, if, in the case of either clause
(a) or (b) above, the effect of such default is to permit the holder of such Debt to accelerate the maturity of (or there is matured and unpaid) such other Debt aggregating L2,000,000, in the case of Hollinger International, the Company and Telegraph (L500,000 with respect to any other Subsidiary) or more.

     12.1.3 Other Material Obligations. Default in the payment when due, whether by acceleration or otherwise, or in the performance or observance of, any material obligation of, or condition agreed to by, the Company or any Subsidiary with respect to any material purchase or lease of goods or services (except only to the extent that the existence of any such default is being contested by the Company or such Subsidiary in good faith and by appropriate proceedings and appropriate reserves have been made in respect of such default) but only if the aggregate liability of the Company and the Subsidiaries in respect of all such purchases and leases so affected shall exceed L2,000,000 in the case of the Company and Telegraph (L500,000 with respect to any other Subsidiary).


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
     12.1.4 Bankruptcy, Insolvency, etc. Hollinger International, the Company or any other Obligor becomes insolvent or generally fails to pay, or admits in writing its inability or refusal to pay, debts as they become due; or Hollinger International, the Company or any other Obligor applies for, consents to, or acquiesces in the appointment of a trustee, receiver, administrator or liquidator or other custodian for Hollinger International, the Company or such other Obligor or any property thereof, or makes a general assignment for the benefit of creditors; or, in the absence of such application, consent or acquiescence, a trustee, receiver, administrator or liquidator or other custodian is appointed for Hollinger International, the Company or any other Obligor or for a substantial part of the property of any thereof and is not discharged within 60 days; or any bankruptcy, insolvency, reorganization, debt arrangement, or other case or proceeding under any bankruptcy or insolvency law, or any dissolution, winding-up or liquidation proceeding (except the voluntary dissolution, not under any bankruptcy or insolvency law, of any other Obligor), is commenced in respect of Hollinger International, the Company or any other Obligor if such case or proceeding is not commenced by Hollinger International, the Company or such other Obligor, it is consented to or acquiesced in by Hollinger International, the Company or such other Obligor, or remains for 60 days undismissed; Hollinger International, the Company or any other Obligor takes any corporate action to authorize, or in furtherance of, any of the foregoing.

     12.1.5 Non-Compliance with Provisions of This Agreement. Failure by the Company to comply with or to perform any covenant set forth in Section 10.3, 10.5, 10.6., 10.7 through 10.13, 10.19, 10.26, 10.28, 10.29, 10.30 or 10.31;
failure by the Company to comply with or to perform any covenant set forth in
Section 10.18 and continuance of such failure for five days after notice thereof to the Company from the Administrative Agent or any Lender (or, if such failure cannot be cured with reasonable diligence within said five day period, such longer period up to a total of 60 days after notice thereof provided the Company promptly commence a cure within such five day period and diligently pursues the same); or failure by the Company to comply with or to perform any other provision of this Agreement (and not constituting an Event of Default under any of the other provisions of this Section 12) and continuance of such failure for 30 days after notice thereof to the Company from the Administrative Agent or any Lender (or, if such failure cannot be cured with reasonable diligence within said 30 day period, such longer period up to a total of 60 days after notice thereof provided the Company promptly commence a cure within such 30 day period and diligently pursues the same).

     12.1.6 Warranties. Any warranty made by the Company herein is breached or is false or misleading in any material respect, or


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
any schedule, certificate, financial statement, report, notice or other writing furnished by the Company or any Guarantor to any Agent or any Lender is false or misleading in any material respect on the date as of which the facts therein set forth are stated or certified.

     12.1.7 Employee Benefit Plans. (a) Institution of any steps by the Company or any of its Subsidiaries or any other Person to terminate an Employee Benefit Plan if as a result of such termination the Company or such Subsidiary could be required to make a contribution to such Employee Benefit Plan, or could incur a liability or obligation to such Employee Benefit Plan, in excess of L2,000,000 or (b) a contribution failure occurs with respect to any Employee Benefit Plan sufficient to give rise to a Lien under applicable law.

     12.1.8 Judgments. Final judgments which exceed an aggregate of L2,000,000 in the case of Hollinger International, the Company or Telegraph (L500,000 with respect to any other Subsidiary) (excluding any portion thereof which is covered by insurance so long as the insurer is reasonably likely to be able to pay) shall be rendered against Hollinger International, the Company or any Subsidiary and shall not have been discharged or vacated or had execution thereof stayed pending appeal within 30 days after entry or filing of such judgments.

     12.1.9 Invalidity of Guaranty, etc. Any Guaranty shall cease to be in full force and effect with respect to any Guarantor (other than as expressly permitted hereunder); any Guarantor shall fail (subject to any applicable grace period) to comply with or to perform any applicable provision of such Guaranty, or any Guarantor (or any Person by, through or on behalf of such Guarantor) shall contest in any manner the validity, binding nature or enforceability of such Guaranty with respect to such Guarantor.

     12.1.10 Invalidity of Collateral Documents, etc. Any Collateral Document shall cease to be in full force and effect with respect to the Company or any Obligor (other than as expressly permitted hereunder); or the Company or any Obligor shall fail (subject to any applicable grace period) to comply with or to perform any applicable provision of any Collateral Document, or the Company or any Obligor (or any Person by, through or on behalf of the Company or any Obligor) shall contest in any manner the validity, binding nature or enforceability of any Collateral Document.

     12.1.11  Change in Control.  A Change in Control shall occur.


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     12.1.12  Material Adverse Change.  The Required Lenders shall have reasonably determined in good faith that an event has occurred or a condition exists that has had or will have a Material Adverse Effect.

     12.1.13 Ownership and Designation of Subsidiaries. Except as expressly permitted hereunder, the Company shall fail to own directly or indirectly, free and clear of all Liens (except the Lien of the Administrative Agent), 100% of the issued and outstanding Capital Stock (other than the Telegraph Ordinary Shares owned by Publishing and TelHoldco and the Minority Dutch Shares) of the Subsidiaries in existence on the Closing Date for any reason or the Company or any of its Subsidiaries or TelHoldco is designated a "Restricted Subsidiary" (as such term is defined in the Publishing Credit Agreement) under the Publishing Credit Agreement or the Senior Subordinated Indenture.

     12.2  Effect of Event of Default.  If any Event of Default described in
Section 12.1.4 shall occur, the Commitments (if they have not theretofore terminated) shall immediately terminate and the Notes and all other obligations hereunder shall become immediately due and payable and the Company shall become immediately obligated to deliver to the Administrative Agent cash collateral in an amount equal to the outstanding face amount of all Letters of Credit, all without presentment, demand, protest or notice of any kind; and, in the case of any other Event of Default, the Administrative Agent may (and upon written request of the Required Lenders shall) declare the Commitments (if they have not theretofore terminated) to be terminated and/or declare all Notes and all other obligations hereunder to be due and payable, and/or demand that the Company immediately deliver to the Administrative Agent cash collateral in an amount equal to the outstanding face amount of all Letters of Credit, whereupon the Commitments (if they have not theretofore terminated) shall immediately terminate and/or all Notes and all other obligations hereunder shall become immediately due and payable and/or the Company shall immediately become obligated to deliver to the Administrative Agent cash and Cash Equivalent Investments or other cash collateral acceptable to the Issuing Bank in an amount equal to the face amount of all Letters of Credit, all without presentment, demand, protest or notice of any kind. The Administrative Agent shall promptly advise the Company of any such declaration, but failure to do so shall not impair the effect of such declaration. Notwithstanding the foregoing, the effect as an Event of Default of any event described in Section 12.1.1 or
Section 12.1.4 may be waived by the written concurrence of all of the Lenders, and the effect as an Event of Default of any other event described in this
Section 12 may be waived by the written concurrence of the Required Lenders.
Any cash collateral delivered hereunder shall be held by the Administrative Agent and applied to obligations arising in connection with any drawing


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under a Letter of Credit.  After the expiration or termination of all Letters of Credit, such cash collateral shall be applied by the Administrative Agent to any remaining obligations hereunder and any excess shall be delivered to the Company or as a court of competent jurisdiction may direct.

     12.3 Effect of Event of Default Paid to Scheme Effectiveness. In the event that any Event of Default occurs or arises prior to the Scheme being consummated then the Company shall become immediately obligated to deliver to the Administrative Agent cash collateral in respect of the Letter of Credit to be delivered by the Issuing Bank in respect of the FDTH Loan Notes in an amount satisfactory to the Issuing Bank failing which the Company shall take all necessary steps to withdraw the Scheme or amend the Scheme to reflect that this Agreement, the Publishing Credit Agreement and the Holdco Facility will not be available to finance the Scheme and that the Letter of Credit will not be provided in respect of the FDTH Loan Notes.

     SECTION 13   THE AGENTS.

     13.1 Authorization. Each Lender authorizes the Administrative Agent to act on behalf of such Lender to the extent provided herein or in any other Loan Document or any other document or instrument delivered hereunder or in connection herewith, and to take such other action as may be reasonably incidental thereto.

     13.2 Indemnification. Each Lender agrees to reimburse and indemnify each Agent for, and hold each Agent harmless against, a share (determined in accordance with its respective Percentage) of any loss, damage, penalty, action, judgment, obligation, cost, disbursement, liability or expense (including attorneys' fees) incurred without gross negligence or willful misconduct on the part of each Agent arising out of or in connection with the performance of its respective obligations or the exercise of its respective powers hereunder or under any other Loan Document or any other document or instrument delivered hereunder or in connection herewith, as well as the costs and expenses of defending against any claim against such Agent arising hereunder or thereunder.

     13.3 Exculpation. Each Agent shall be entitled to rely upon advice of counsel concerning legal matters, and upon this Agreement, any other Loan Document and any schedule, certificate, statement, report, notice or other writing which it believes to be genuine or to have been presented by a proper Person. None of the Agents nor any of their respective directors, officers, employees or agents shall (a) be responsible for any recitals, representations or warranties contained in, or for the execution, validity, genuineness, effectiveness or enforceability of, this


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
Agreement, any other Loan Document or any other instrument or document delivered hereunder or in connection herewith, (b) be responsible for the validity, genuineness, perfection, effectiveness, enforceability, existence, value or enforcement of any collateral security, (c) be under any duty to inquire into or pass upon any of the foregoing matters, or to make any inquiry concerning the performance by the Company or any other obligor of its obligations, or (d) in any event, be liable as such for any action taken or omitted by it or them, except for its or their own gross negligence or willful misconduct. The agency hereby created shall in no way impair or affect any of the rights and powers of, or impose any duties or obligations upon, either Agent in its individual capacity.

     13.4 Credit Investigation. Each Lender acknowledges that it has made such inquiries and taken such care on its own behalf as would have been the case had such Lender's Commitments been granted, the Letters of Credit been issued and such Lender's Loans been made directly by such Lender to the Company without the intervention of the Agents or any other Lender. Each Lender agrees and acknowledges that the Agents make no representations or warranties about the creditworthiness of the Company or any other party to this Agreement or any other Loan Document or with respect to the legality, validity, sufficiency or enforceability of this Agreement or any other Loan Document or the value of any security therefor.

     13.5 Agent and Affiliates. Each Agent in its individual capacity shall have the same rights and powers hereunder as any other Lender and may exercise or refrain from exercising the same as though it were not an Agent, and each Agent and its Affiliates may accept deposits from, make loans to and generally engage in any kind of business with the Company or any Affiliate thereof as if it were not an Agent hereunder.

     13.6 Action on Instructions of the Lenders. As to any matters not expressly provided for by this Agreement (including, without limitation, enforcement of any Loan Document or collection of the Loans), the Agents shall not be required to exercise any discretion or take any action, but the Agents shall in all cases be fully protected in acting or refraining from acting upon the written instructions from the Lenders. In no event will any Agent be required to take any action which exposes such Agent to personal liability or which is contrary to this Agreement, any other Loan Document or applicable law. The relationship between the Agents and the Lenders is and shall be that of agent and principal only and nothing herein contained shall be construed to constitute any Agent a trustee for any Lender or any holder of a participation in any Loan nor to impose on any Agent duties and obligations other than those expressly provided for herein.


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
     13.7 Funding Reliance. (a) Unless the Administrative Agent receives notice from a Lender by 11:00 a.m., London time, on the day of a proposed borrowing that such Lender will not make available to the Administrative Agent the amount which would constitute its Percentage of such borrowing in accordance with Section 2.3, the Administrative Agent may assume that such Lender has made such amount available to the Administrative Agent and, in reliance upon such assumption, make a corresponding amount available to the Company. If and to the extent such Lender has not made any such amount available to the Administrative Agent, such Lender and the Company jointly and severally agree to repay such amount to the Administrative Agent forthwith on demand, together with interest thereon at the interest rate applicable to Loans comprising such borrowing (or, in the case of any Lender which repays such amount within three Business Days, the applicable interest rate less the Applicable Margin). Nothing set forth in this clause (a) shall relieve any Lender of any obligation it may have to make any Loan hereunder.

     (b) Unless the Administrative Agent receives notice from the Company prior to the due date for any payment hereunder that the Company does not intend to make such payment, the Administrative Agent may assume that the Company has made such payment and, in reliance upon such assumption, make available to each Lender its share of such payment. If and to the extent that the Company has not made any such payment to the Administrative Agent, each Lender which received a share of such payment shall repay such share (or the relevant portion thereof) to the Administrative Agent forthwith on demand, together with interest thereon at the applicable interest rate less the Applicable Margin. Nothing set forth in this clause (b) shall relieve the Company of any obligation it may have to make any payment hereunder.

     13.8 Collateral Matters. The Lenders irrevocably authorize the Administrative Agent, at its option and in its discretion, to release any Lien granted to or held by the Administrative Agent upon any Collateral (a) upon termination of the Commitments and any Hedging Agreements with any Lender and payment in full of all Loans and all other obligations of the Company under this Agreement and under any other Loan Document and any Hedging Agreements with any Lender; (b) constituting property sold or to be sold or disposed of as part of or in connection with any disposition permitted hereunder; (c) constituting property in which the Company or any Subsidiary owned no interest at the time the Lien was granted or at any time thereafter; (d) constituting property leased to the Company or any Subsidiary under a lease which has expired or been terminated in a transaction permitted under this Agreement or is about to expire and which has not been, and is not intended by the Company or such Subsidiary to be, renewed or extended; or (e) subject to the third sentence of


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
Section 14.1, if approved, authorized or ratified in writing by the Required Lenders. Upon request by the Administrative Agent at any time, the Lenders will confirm in writing the Administrative Agent's authority to release particular types or items of Collateral pursuant to this Section 13.8.

     13.9 Resignation. The Administrative Agent may resign as such at any time upon at least 30 days' prior notice to the Company and the Lenders. The Lenders shall (with, so long as no Event of Default or Unmatured Event of Default exists, the prior written consent of the Company, which shall not be unreasonably withheld or delayed) as promptly as practicable appoint a successor Administrative Agent. If no successor shall have been so appointed, and shall have accepted such appointment, within 30 days after the giving of notice of such resignation, then the retiring Administrative Agent may, on behalf of the Lenders, appoint a successor Administrative Agent, which shall be a commercial bank having an office in London, England and having a combined capital, surplus and undivided profits of at least L350,000,000. Upon the acceptance of any appointment as Administrative Agent hereunder by a successor Administrative Agent, such successor Administrative Agent shall thereupon succeed to and become vested with all rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from all further duties and obligations under this Agreement. After any resignation pursuant to this Section 13.9, the provisions of this Section 13 shall inure to the benefit of the retiring Administrative Agent as to any actions taken or omitted to be taken by it while it was Administrative Agent hereunder.

     SECTION 14  GENERAL.

     14.1 Waiver; Amendments. No delay on the part of any Agent or any Lender in the exercise of any right, power or remedy shall operate as a waiver thereof, nor shall any single or partial exercise by any of them of any right, power or remedy preclude other or further exercise thereof, or the exercise of any other right, power or remedy. No amendment, modification or waiver of, or consent with respect to, any provision of this Agreement or the Notes shall in any event be effective unless the same shall be in writing and signed and delivered by the Company and by Lenders having an aggregate Percentage of not less than the aggregate Percentage expressly designated herein with respect thereto or, in the absence of such designation as to any provision of this Agreement or the Notes, by the Required Lenders, and then any such amendment, modification, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No amendment, modification, waiver or consent (a) shall amend, modify or waive any condition precedent to any Loan without the consent of


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
Lenders holding 100% of the Commitments or (b) shall (i) extend or increase the amount of any Commitment, (ii) extend the date for payment of any principal of or interest on the Loans or any fees payable hereunder, (iii) reduce the principal amount of any Loan, the rate of interest thereon or any fees payable hereunder, (iv) release any Person from its obligations under any Guaranty or release any substantial part of the collateral granted under the Collateral Documents except Collateral having a fair market value of less than L5,000,000 in the aggregate or as otherwise permitted under this Agreement or the Collateral Documents or (v) change the definition of Required Lenders or the aggregate Percentage required to effect an amendment, modification, waiver or consent or amend this Section 14.1 without, in each case, the consent of all Lenders. No provisions of Section 13 shall be amended, modified or waived without the consent of the Administrative Agent. No provision relating to
Section 2.4, 2.5, 2.6, 2.7, 2.8, 2.10(c) or 5.2(b) shall be amended, modified or waived without the consent of the Issuing Bank.

     14.2 Confirmations. The Company and each holder of a Note agree from time to time, upon written request received by it from the other, to confirm to the other in writing (with a copy of each such confirmation to the Administrative Agent) the aggregate unpaid principal amount of the Loans then outstanding under such Note.

     14.3 Notices. Except as otherwise provided in Sections 2.3 and 4.3, all notices hereunder shall be in writing (including, without limitation, facsimile transmission) and shall be sent to the applicable party at its address shown on
Schedule 14.3 or at such other address as such party may, by written notice received by the other parties hereto, have designated as its address for such purpose. Notices sent by facsimile transmission shall be deemed to have been given when sent; notices sent by mail shall be deemed to have been given three Business Days after the date when sent by registered or certified mail, postage prepaid; and notices sent by hand delivery shall be deemed to have been given when received. For purposes of Sections 2.3 and 4.3, the Administrative Agent shall be entitled to rely on telephonic instructions from any person that the Administrative Agent in good faith believes is an authorized officer or employee of the Company, and the Company shall hold the Administrative Agent and each Lender harmless from any loss, cost or expense resulting from any such reliance.

     14.4 Computations. Where the character or amount of any asset or liability or item of income or expense is required to be determined, or any consolidation or other accounting computation is required to be made, for the purpose of this Agreement, such determination or calculation shall, to the extent applicable and except as otherwise specified in this Agreement, be made in


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
accordance with GAAP applied on a basis consistent with those used in the preparation of the Company's audited financial statements referred to in clause
(a) of Section 9.4.

     14.5 Costs, Expenses and Taxes. The Company agrees to pay on demand (a) all reasonable out-of-pocket costs and expenses of the Administrative Agent (including the fees and charges of counsel for the Administrative Agent and of local counsel, if any, who may be retained by said counsel) in connection with the preparation, execution, delivery and administration of this Agreement, the other Loan Documents and all other documents provided for herein or delivered or to be delivered hereunder or in connection herewith (including, without limitation, any amendment, supplement or waiver to any Loan Document), and (b) all reasonable out-of-pocket costs and expenses (including reasonable attorneys' fees, court costs and other legal expenses) incurred by the Administrative Agent and each Lender after an Event of Default in connection with the enforcement of this Agreement, the other Loan Documents or any such other documents. Each Lender agrees to reimburse the Administrative Agent for such Lender's pro rata share (based on its respective Percentage) of any such costs and expenses of the Administrative Agent not paid by the Company. In addition, the Company agrees to pay, and to save the Administrative Agent and the Lenders harmless from all liability for, any stamp or other taxes which may be payable in connection with the execution and delivery of this Agreement, the borrowings hereunder, the issuance of the Notes or the execution and delivery of any other Loan Document or any other document provided for herein or delivered or to be delivered hereunder or in connection herewith. All obligations provided for in this
Section 14.5 shall survive repayment of the Loans, cancellation of the Notes and any termination of this Agreement.

     14.6 Subsidiary References. The provisions of this Agreement relating to Subsidiaries of the Company shall apply only during such times as the Company has one or more Subsidiaries.

     14.7 Captions. Section captions used in this Agreement are for convenience only and shall not affect the construction of this Agreement.

     14.8  Assignments; Participations.

     14.8.1 Assignments. Any Lender may, with the prior written consent of the Company (at all times other than during the existence of an Event of Default), the Issuing Bank and the Administrative Agent (which consents shall not be unreasonably delayed or withheld), at any time assign and delegate to one or more commercial banks or other Persons (any Person to whom such an assignment and delegation is to be made being herein called an

"Assignee"), all or any fraction of such Lender's Loans and Commitment hereunder and under the Publishing Credit Agreement (which assignment and delegation shall be of a constant, and not a varying, percentage of all the assigning Lender's Commitment, participation in Letters of Credit and Loans hereunder and under the Publishing Credit Agreement) in a minimum aggregate amount equal to the lesser of (a) the sum of the assigning Lender's remaining Loans, participation in Letters of Credit and (to the extent not used) Commitment hereunder and under the Publishing Credit Agreement and (b) U.S.$10,000,000 in the aggregate; provided, however, that (i) no assignment and delegation may be made to any Person if, at the time of such assignment and delegation, the Company would be obligated to pay any greater amount under
Section 7.6 or Section 8 to the Assignee than the Company are then obligated to pay to the assigning Lender under such Section and (ii) the Company, the Issuing Bank and the Administrative Agent shall be entitled to continue to deal solely and directly with such Lender in connection with the interests so assigned and delegated to an Assignee until the date when all of the following conditions shall have been met:

     (x) five Business Days (or such lesser period of time as the Administrative Agent and the assigning Lender shall agree) shall have passed after written notice of such assignment and delegation, together with payment instructions, addresses and related information with respect to such Assignee, shall have been given to the Company and the Administrative Agent by such assigning Lender and the Assignee,

     (y) the assigning Lender and the Assignee shall have executed and delivered to the Company and the Administrative Agent an assignment agreement substantially in the form of Exhibit G (an "Assignment Agreement"), together with any documents required to be delivered thereunder, which Assignment Agreement shall have been accepted by the Administrative Agent, the Issuing Bank and, if applicable, the Company, and

     (z) the assigning Lender or the Assignee shall have paid the Administrative Agent a processing fee of L500.

From and after the date on which the conditions described above have been met,
(A) such Assignee shall be deemed automatically to have become a party hereto and, to the extent that rights and obligations hereunder have been assigned and delegated to such Assignee pursuant to such Assignment Agreement, shall have the rights and obligations of a Lender hereunder, and (B) the assigning Lender, to the extent that rights and obligations hereunder have been assigned and delegated by it pursuant to such Assignment Agreement, shall be released from its obligations


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hereunder.  The Administrative Agent shall prepare all necessary documents, if any, in connection with assignments. Within five Business Days after the effectiveness of any assignment and delegation, the Company shall execute and deliver to the Administrative Agent (for delivery to the Assignee and the Assignor, as applicable) a new Note in a principal amount equal to the sum of the Assignee's Commitment (if any) and, if the assigning Lender has retained a Commitment or Loans hereunder, replacement Note in the principal amount equal to the sum of the Commitment (if any) retained by the assigning Lender (such Note to be in exchange for, but not in payment of, the predecessor Note held by such assigning Lender). Each Note shall be dated the effective date of such assignment. The assigning Lender shall mark the predecessor Note "exchanged" and deliver it to the Company. Accrued interest on that part of the predecessor Note being assigned shall be paid as provided in the Assignment Agreement. Accrued interest and fees on that part of the predecessor Note not being assigned shall be paid to the assigning Lender. Accrued interest and accrued fees shall be paid at the same time or times provided in the predecessor Note and in this Agreement. Any attempted assignment and delegation not made in accordance with this Section 14.8.1 shall be null and void.

     Notwithstanding the foregoing provisions of this Section 14.8.1 or any other provision of this Agreement, any Lender may at any time assign all or any portion of its Loans and its Note to any central bank (but no such assignment shall release any Lender from any of its obligations hereunder).

     14.8.2 Participations. Any Lender may at any time sell to one or more commercial banks or other Persons participating interests in any Loan owing to such Lender, the Notes held by such Lender, the Commitment of such Lender, the direct or participation interest of such Lender in any Letter of Credit or any other interest of such Lender hereunder (any Person purchasing any such participating interest being herein called a "Participant") provided that such assignments shall be of a constant and not a varying, percentage of the selling Lender's Commitment, Letters of Credit and Loans. In the event of a sale by a Lender of a participating interest to a Participant, (x) such Lender shall remain the holder of its Notes for all purposes of this Agreement, (y) the Company and the Administrative Agent shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations hereunder and (z) all amounts payable by the Company shall be determined as if such Lender had not sold such participation and shall be paid directly to such Lender. No Participant shall have any direct or indirect voting rights hereunder except with respect to any of the events described in the third sentence of Section 14.1. Each Lender agrees to incorporate the requirements of the preceding sentence into each participation agreement which such Lender enters into with any Participant. The Company agrees that if amounts outstanding under this Agreement and the Notes are due and payable (as a result of acceleration or otherwise), each Participant shall be deemed to have the right of setoff in respect of its participating interest in amounts owing under this Agreement and any Note and with respect to any Letter of Credit to the same extent as if the amount of its participating interest were owing directly to it as a Lender under this Agreement; provided that such right of setoff shall be subject to the obligation of each Participant to share with the Lenders, and the Lenders agree to share with each Participant, as provided in Section 7.5. The Company also agrees that each Participant shall be entitled to the benefits of Section
8 as if it were a Lender (provided that no Participant shall receive any greater compensation pursuant to Section 8 than would have been paid to the participating Lender if no participation had been sold).

     14.9 Governing Law. This Agreement and each Note shall be a contract made under and governed by the internal laws of the State of New York. Whenever possible each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement. All obligations of the Company and rights of the Agents and the Lenders expressed herein or in any other Loan Document shall be in addition to and not in limitation of those provided by applicable law.

     14.10 Counterparts. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Agreement.

     14.11 Successors and Assigns. This Agreement shall be binding upon the Company, the Lenders and the Agents and their respective successors and assigns, and shall inure to the benefit of the Company, the Lenders, the Issuing Bank and the Agents and the permitted successors and assigns of the Lenders, the Issuing Bank and the Agents.

     14.12  Indemnification by the Company.

     (a) In consideration of the execution and delivery of this Agreement by the Agents and the Lenders and the agreement to extend the Commitments provided hereunder, the Company hereby agrees to indemnify, exonerate and hold the Issuing Bank, each

Agent, each Lender and each of the officers, directors, employees and agents of the Issuing Bank, each Agent and each Lender (collectively the "Lender Parties" and individually each a "Lender Party") free and harmless from and against any and all actions, causes of action, suits, losses, liabilities, damages and expenses, including, without limitation, reasonable attorneys' fees and charges (collectively therein called the "Indemnified Liabilities"), incurred by the Lender Parties or any of them as a result of, or arising out of, or relating to
(i) any tender offer, merger, purchase of stock, purchase of assets or other similar transaction financed or proposed to be financed in whole or in part, directly or indirectly, with the proceeds of any of the Loans or Letters of Credit or (ii) the execution, delivery, performance or enforcement of this Agreement or any other Loan Document by any of the Lender Parties, except for any such Indemnified Liabilities as to any Lender Party arising on account of such Lender Party's bad faith, gross negligence or willful misconduct. If and to the extent that the foregoing undertaking may be unenforceable for any reason, the Company hereby agrees to make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law. Nothing set forth above shall be construed to relieve any Lender Party from any obligation it may have under this Agreement.

     (b) Without limiting the provisions of clause (a) above, the Company agrees to reimburse each Lender Party for, and indemnify each Lender Party against, any and all losses, claims, damages, penalties, judgments, liabilities and expenses (including reasonable attorneys' and consultant's fees) which any Lender Party may pay, incur or become subject to arising out of or relating to the use, handling, release, emission, discharge, transportation, storage, treatment or disposal of any Regulated Material at any real property owned or leased by the Company or any Subsidiary or used by the Company or any Subsidiary in its business or operations, except to the extent caused by the acts or omissions of such Lender Party.

     14.13  Survival of Indemnities.  All obligations provided for in Section
14.12 and in any other indemnity provided the Issuing Bank, any Agent or any Lender in any other Loan Document shall survive repayment of the Loans, cancellation of the Notes and any termination of this Agreement or any of the Loan Documents.

     14.14 Confidentiality. The Agents, the Issuing Bank and the Lenders shall hold all non-public information obtained pursuant to the requirements of this Agreement which has been identified as such by the Company in accordance with their customary procedures for handling confidential information of this nature and in accordance with safe and sound banking practices and, in any event, may make disclosure on the same confidential basis as provided for herein that is reasonably required by any actual or bona fide potential transferee or participant in connection with the contemplated transfer of any Note or participation therein or in any Letter of Credit or as required or requested by any governmental agency or representative thereof or pursuant to legal process; provided that, unless prohibited by applicable law or court order, each Agent, the Issuing Bank and each Lender shall promptly notify the Company of any request by any governmental agency or representative thereof (other than any such request in connection with an examination of the financial condition of such Agent, the Issuing Bank or such Lender by such governmental agency) for disclosure of any such non-public information prior to disclosure of such information.

     14.15 FORUM SELECTION AND CONSENT TO JURISDICTION. ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, MAY BE BROUGHT AND MAINTAINED IN THE COURTS OF THE STATE OF NEW YORK OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK OR, AT THE ADMINISTRATIVE AGENT'S OPTION, ANY SUCH LITIGATION MAY BE BROUGHT AND MAINTAINED AND/OR ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT THE ADMINISTRATIVE AGENT'S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE THE COMPANY, SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. EACH OF THE COMPANY, THE ISSUING BANK, EACH AGENT AND EACH LENDER HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE. EACH OF THE COMPANY, THE ISSUING BANK, EACH AGENT AND EACH LENDER FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF NEW YORK. THE COMPANY HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

     14.16 WAIVER OF JURY TRIAL. EACH OF THE COMPANY, THE ISSUING BANK, EACH AGENT AND EACH LENDER HEREBY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS AGREEMENT, ANY NOTE, ANY OTHER LOAN DOCUMENT AND ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR THEREWITH OR ARISING FROM ANY BANKING RELATIONSHIP EXISTING IN CONNECTION WITH ANY OF THE FOREGOING, AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

     14.17 American Legal Terms. References to any legal term or concept (including without limitation those for any action, remedy, method of judicial proceeding, document, statute, court official, governmental authority or agency) shall in respect of any jurisdiction other than the United States be construed as references to the term or concept which most nearly corresponds to it in that jurisdiction.

     14.18 Telegraph Assumption. The Company shall have the right to substitute Telegraph as a party entitled to borrow some portion of the Commitment under this Agreement (the "Assumed Commitment") provided that the Company guarantees such Assumed Commitment and the Guarantees and the Collateral Documents continue to guarantee and secure repayment of such Assumed Commitment on terms satisfactory to the Lenders (collectively, the "Telegraph Assumption").

     Delivered at New York, New York, as of the day and year first above written.


                                  FIRST DT HOLDINGS LIMITED


                                  By       /s/ Paul B. Healy
                                      -----------------------------
                                           Vice President

     THE TORONTO-DOMINION BANK, individually, as Issuing Bank and as Administrative Agent


                                  By       /s/ Janice Gibson
                                     -----------------------------
                                           Director

                                   EXHIBIT A

                                    FORM OF
                                      NOTE

L__________
                                                                 May 30, 1996
                                                            Chicago, Illinois


  FOR VALUE RECEIVED, the undersigned promises to pay to the order of ________________ at the principal office of The Toronto-Dominion Bank in London, England, _______________ Sterling (L__________) or, if less, the aggregate unpaid amount of all Loans made by the payee to the undersigned pursuant to the Credit Agreement referred to below, such amount to be paid at the times set forth in the Credit Agreement.

  The undersigned further promises to pay interest on the unpaid principal amount of each Loan evidenced hereby from the date of such Loan until such Loan is paid in full, payable at the rates and at the times set forth in the Credit Agreement. Payments of both principal and interest are to be made in lawful money of the United Kingdom of Great Britain and Northern Ireland.

  This Note evidences indebtedness incurred under, and is subject to the terms and provisions of, the Credit Agreement, dated as of May 30, 1996 (herein, as amended or otherwise modified from time to time, called the "Credit Agreement"), among the undersigned, various financial institutions (including the payee), and The Toronto-Dominion Bank, as issuing bank and administrative agent, to which Credit Agreement reference is hereby made for a statement of the terms and provisions under which this Note may or must be paid prior to its due date or may have its due date accelerated.

  In addition to and not in limitation of the foregoing and the provisions of the Credit Agreement, the undersigned further agrees, subject only to any limitation imposed by applicable law, to pay all reasonable expenses, including reasonable attorneys' fees and legal expenses, incurred by the holder of this
Note in endeavoring to collect any amounts payable hereunder which are not paid when due, whether by acceleration or otherwise.

  The undersigned hereby waives demand, presentment, protest, and notice of demand, presentment, protest and nonpayment.

     THIS NOTE IS MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK.

                                             FIRST DT HOLDINGS LIMITED


                                             By
                                               ---------------------------
                                               Name
                                                   -----------------------
                                               Title
                                                    ----------------------

                                   EXHIBIT B

                                    FORM OF
                             COMPLIANCE CERTIFICATE

To:  The Toronto-Dominion Bank
       as Administrative Agent

     Reference is made to the Credit Agreement, dated as of May __, 1996 (herein, as amended or otherwise modified from time to time, called the "Credit Agreement"), among First DT Holdings Limited (the "Company"), various financial institutions, and The Toronto-Dominion Bank, as Issuing Bank and Administrative Agent. Terms used but not otherwise defined herein are used herein as defined in the Credit Agreement.

          I. Report. Enclosed herewith is a copy of the [annual audit/quarterly] report of the Company as at ____________, 19__ (the "Computation Date"), which report fairly presents the financial condition and results of operations of the Company and its Subsidiaries, as of the Computation Date.

          II. Financial Tests. The Company hereby certifies and warrants to you that the following is a true and correct computation as at the Computation Date of the following ratios and/or financial restrictions contained in
     Section 10 of the Credit Agreement:

     A.   Section 10.6.1  Asset Coverage Ratio.

     (1) Operating Cash Flow for the preceding four Fiscal Quarters ending on the Computation Date:

     (a)   Consolidated Net Income for the preceding four Fiscal Quarters ending
on the Computation Date:                 $______

     (b) The consolidated interest expense and other financing costs of the Company and its Subsidiaries deducted in determining Consolidated Net Income
(Loss) for the preceding four Fiscal Quarters ending on the Computation Period:
$______

     (c) all depreciation and amortization of assets (including goodwill and other intangible assets) of the Company and its Subsidiaries deducted in determining Consolidated Net Income (Loss) for the preceding four Fiscal
Quarters ending on the Computation Date:                       $______

     (e) other non-cash expenses and all extraordinary and non-recurring expenses (including all one-time, non-recurring transaction expenses associated with the Scheme, to the extent such expenses are included in determining Consolidated Net Income (Loss)) deducted in determining Consolidated Net Income
(Loss) for the preceding four Fiscal Quarters ending on the Computation Date:
$______

     (f)   Item (a) plus Item (b) plus Item (c) plus Item (d) plus Item (e):
$______

     (2) Dividends received by the Company from either Fairfax or Southam in the preceding four Fiscal Quarters ending on the Computation Date:
$______

     (3)  Item (l)(f) minus Item (2):                         $______

     (4)  Item (3) multiplied by 5.5:          $______

     (5) The Closing Price of the Fairfax Shares as of the most recent trading date (being 1996) on the Australian Stock Exchange:
A$______

     (6)  The Dollar Equivalent of Australian Dollars (Item III.A.):
A$1 = US  $______

     (7)  The Dollar Equivalent of the Closing Price of the Fairfax Shares (Item
(5) multiplied by Item (6):                              $______

     (8)  Item (7) multiplied by 0.88:                         $______

     (9)  Item (4) plus Item (8):                              $______

     (10) Aggregate amount of the Commitments, the Capital Leases and Guarantee
Obligations:                                         $______

     (11) Ratio of Item (9) to Item (10):                  ______ to 1

     (12) Minimum Asset Coverage Ratio required by Section 10.6.1 as of any
Computation Date before the Closing Date:                           1.25 to 1

     (13) Minimum Asset Coverage Ratio required by Section 10.6.1 as of any
Computation Date on or after the Closing Date:                          1.5 to 1

     B. Section 10.6.2 Interest Coverage Ratio.

     (1)  Operating Cash Flow for the Fiscal Quarter ending on the Computation
Date:

     (a)   Consolidated Net Income (Loss) for the Fiscal Quarter:
$______

     (b) the consolidated interest expense and other financing costs of the Company and its Subsidiaries deducted in determining Consolidated Net Income
(Loss) for the Fiscal Quarter: $______

     (c) all depreciation and amortization of assets (including goodwill and other intangible assets) of the Company and its Subsidiaries deducted in determining Consolidated Net Income (Loss) for the Fiscal Quarter: $______

     (d) all federal, state, local and foreign income taxes (whether paid or deferred) of the Company and its Subsidiaries deducted in determining Consolidated Net Income for the Fiscal Quarter: $______

     (e) other non-cash expenses and all extraordinary and nonrecurring expenses (including all one-time, non-recurring transaction expenses associated with the Scheme, to the extent such expenses are included in determining Consolidated Net Income (Loss)) deducted in determining Consolidated Net Income
(Loss) for the Fiscal Quarter: $______

     (f)   Item (a) plus Item (b) plus Item (c) plus Item (d) plus Item (e):
$______

     (2) One-half of the most recently received Fairfax dividend (regardless of whether such dividend was received during the Fiscal Quarter):
$______

     (3)  Item (1)(f) plus (minus)1 Item (2): $______

     (4)  Total Interest Expense for the-Fiscal Quarter:

     (a) the consolidated interest expense and commitment fees2 of the Company and its Subsidiaries for such period accrued on Funded Debt for the Fiscal
Quarter:                        $______

     (b)   amounts paid by Telegraph with respect to Redeemable Capital Stock
issued by West Ferry Printers Limited:         $______

     (c)   Item (a) plus item (b):                          $______

     (5)  Permitted Payments made pursuant to Section 10.9(b)(i):
$______

     (6)  Item (4)(c) plus Item (5):                             $______

     (7)  Ratio of item (3) to item (6):         $______  to 1

     (8) Minimum Interest Coverage Ratio required by Section 10.6.2 for the Fiscal Quarter ending on the Computation Date:
1.5 to 1


____________________

1 Item (2) should be subtracted from Item (l)(f) in any Fiscal Quarter in which a Fairfax Dividend is received and added in any Fiscal Quarter in which no Fairfax Dividend is received.

2 For the purpose of calculating consolidated interest expense and commitment fees for any Fiscal Quarter or portion thereof ending on or before the date the initial loans are made under the Credit Agreement (the
   "Pre-Funding Period"),  Funded Debt shall  be determined  by   assuming  that
   the Existing Debt Facilities had been repaid and Loans in an amount equal to the Commitment had been outstanding for the entire Pre-Funding Period which Loans accrued interest at a rate per annum equal to LIBOR (Reserve Adjusted) as of the date of the calculation plus the Applicable Margin.

     C. Section 10.7 Limitations on Debt.

     (1)  Debt of FDTH under the FDTH/Holdco Subordinated Note at the end of the
Fiscal Quarter ending on the Computation Date:                         $______

     (2) Maximum Debt of FDTH under the FDTH/Holdco Subordinated Note permitted by Section 10.7 at the end of the Fiscal Quarter ending on the Computation Date:
US $100,000,000

     D. Section 10.9 Restricted Subordinated Payments

     (1)  Restricted Payments:

     (a)   regular quarterly dividends payable on the DTH Preference Shares and
the Series A and Series B FDTH Preference Shares:             $______

     (b)   amount of Interest due on the Holdco Facility:             $______

     (c)   Item (a) plus Item (b):             $______

     (2)  Interest/Restricted Payment Coverage Ratio:

     (a)   Operating Cash Flow (Item B.(3)):                       $______

     (b)   Total Interest Expense (Item B.(4)(c)):                    $______

     (c)   Permitted Payments made pursuant to Section 10.9(b)(i):
$______

     (d)   Permitted Payments made pursuant to Section 10.9 (b)(ii):
$______

     (e)   Restricted Payments made pursuant to Section 10.9 (a)(l) (Item
(l)(c)):               $______

     (f)   Item (b) plus Item (c) plus Item (d) plus Item (e):
$______

     (g)   Ratio of Item (a) to Item (f):
______to 1

     (h)   Minimum Interest/ Restricted Payment Coverage Ratio required by
Section 10.9(a)(1)(c):                              1.0 to 1

     E. Section 10.9 Management Fees.

     (1)  Management Fees paid during the Fiscal Quarter:
$______

     (2)  Dividends paid during the Fiscal Quarter pursuant to Section
10.9(a)(2):                       $______

     (3)  Item (1) plus Item (2):                   $______

     (4)  Excess Cash Flow:

     (a)   Operating Cash Flow (Item B.(3)):                       $______

     (b)   Total Interest Expense (Item B.(4)(c)):                    $______

     (c)   Scheduled principal payments on Funded Debt for such Fiscal Quarter:
$______

     (d) All federal, state, local and foreign income taxes of the Company and its Subsidiaries paid during the Fiscal Quarter:
$______

     (e) Restricted Payments and Permitted Payments paid during the Fiscal Quarter (Item D. (2)(c) plus Item D. (2) (d) plus Item D. (2)(e)):
$______

     (f)   Capital Expenditures during the Fiscal Quarter:
$______

     (g)   The sum of Items (b) through (f):                    $______

     (h)   Scheduled principal payments on Funded Debt other than the Loans
during the Fiscal Quarter:      $______

     (i)   Item (g) minus Item (h):                       $______

     (j)   Item (a) minus Item (i):
$______

     (5)  The lesser of Item (4)(j) and US $3,750,000:
$______


          III. Currency Conversion Rates. The Company hereby certifies that, as of the date of this certificate:

     A. The Dollar Equivalent of Australian Dollars is:
A$1 = US $______

     B. The Dollar Equivalent of Sterling is:
L1 = US $______


          IV. Defaults. The Company hereby further certifies and warrants to you that no Event of Default or Unmatured Event of Default has occurred and is continuing.

     IN WITNESS WHEREOF, the Company has caused this Certificate to be executed and delivered by its duly authorized officer this _____ day of __________, 19__.

                                    FIRST DT HOLDINGS LIMITED


                                    By
                                       ------------------------------
                                    Name
                                         ----------------------------
                                    Title
                                          ---------------------------

                                  EXHIBIT C-1

                                    FORM OF
                              SUBSIDIARY GUARANTY

     THIS GUARANTY (this "Guaranty") dated as of ________ __, 1996, is made by the undersigned (collectively, the "Guarantors" and each individually a "Guarantor"), in favor of the Lenders and the Administrative Agent (each as defined below).

                              W I T N E S S E T H:

     WHEREAS, pursuant to the Credit Agreement, dated as of _________ __, 1996 (together with all amendments and other modifications, if any, from time to time made thereto, the "Credit Agreement"), among First DT Holdings Limited (the "Company"), various financial institutions (together with their respective successors and assigns, collectively the "Lenders" and each individually a "Lender") and The Toronto-Dominion Bank, as issuing bank (in such capacity, the "Issuing Bank") and administrative agent (in such capacity, together with any successors in such capacity, the "Administrative Agent"), the Lenders have extended Commitments to make Loans to and issue or participate in Letters of Credit for the account of the Company; and

     WHEREAS, as a covenant for the making of the initial Loans and the issuance of the initial Letter(s) of Credit under the Credit Agreement, the Company agreed to cause the Guarantors to execute and deliver this Guaranty; and

     WHEREAS, each Guarantor has duly authorized the execution, delivery and performance of this Guaranty; and

     WHEREAS, it is in the best interests of each Guarantor to execute this Guaranty inasmuch as such Guarantor will derive substantial direct and indirect benefits from the Loans made from time to time to the Company and the Letters of Credit issued from time to time for the account of the Company pursuant to the Credit Agreement;

     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in order to induce the Lenders to continue to make the Loans and issue or participate in Letters of Credit to the Company pursuant to the Credit Agreement, each Guarantor agrees, for the benefit of the Lenders and the Administrative Agent, as follows:


                                   ARTICLE I.

                                  DEFINITIONS

     SECTION 1.1. Certain Terms. The following terms (whether or not underscored) when used in this Guaranty, including its preamble and recitals, shall have the following meanings (such definitions to be equally applicable to the singular and plural forms thereof):

     Administrative Agent is defined in the first recital.

     Company is defined in the first recital.

     Credit Agreement is defined in the first recital.

     Guaranteed Obligations is defined in Section 2.1 hereof.

     Guarantor is defined in the preamble.

     Guaranty is defined in the preamble.

     Hedging Agreements means all agreements that are defined to be "Hedging Agreements" in the Credit Agreement that are entered into with any Person who at the time such Hedging Agreement is entered into is a Lender or an affiliate of a Lender.

     Lender is defined in the first recital.

     Loan Documents means those agreements and other documents defined as "Loan Documents" in the Credit Agreement and, in addition, all Hedging Agreements.

     SECTION 1.2. Credit Agreement Definitions. Unless otherwise defined herein or the context otherwise requires, capitalized terms used in this Guaranty, including its preamble and recitals, have the meanings provided in the Credit Agreement.

                                  ARTICLE II.

                              GUARANTY PROVISIONS

     SECTION 2.1. Guaranty. Each Guarantor hereby absolutely, unconditionally and irrevocably, and jointly and severally, as primary obligor and not merely as surety, guarantees the full and prompt payment when due, whether by acceleration or otherwise, and at all times thereafter, of all obligations (monetary or otherwise) of the Company to each of the Lenders and to the Administrative Agent, howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, now or hereafter existing, or due or to become due, which arise out of or in connection with the Credit Agreement, the Notes, any Letter of Credit or Letter of Credit Application, any Hedging Agreement or any other Loan Document, in each case as the same may be amended, modified, extended or renewed from time to time (all such obligations being herein collectively called the "Guaranteed Obligations").

     This Guaranty constitutes a guaranty by each Guarantor of payment when due and not of collection and each Guarantor specifically agrees that it shall not be necessary or required that the Administrative Agent or any Lender exercise any right, assert any claim or demand or enforce any remedy whatsoever against the Company (or any other Person) before or as a condition to the obligations of such Guarantor hereunder.

     Any term or provision of this Guaranty or any other Loan Document to the contrary notwithstanding, the aggregate maximum amount of the Guaranteed Obligations for which each Guarantor shall be liable shall not exceed the maximum amount for which such Guarantor can be liable without rendering this Guaranty or any other Loan Document as it relates to such Guarantor, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer.

     SECTION 2.2. Acceleration of Guaranty. Each Guarantor agrees that, in the event of any Event of Default under Section 12.1.4 of the Credit Agreement, and if such event shall occur at a time when any of the Guaranteed Obligations are not then due and payable, such Guarantor shall pay to the Administrative Agent for the account of the Administrative Agent and the Lenders forthwith the full amount which would be payable hereunder by such Guarantor if all Liabilities were then due and payable.

     SECTION 2.3. Guaranty Absolute, etc. This Guaranty shall in all respects be a continuing, absolute, unconditional and irrevocable guaranty of payment by each Guarantor, and shall remain in full force and effect until all Guaranteed Obligations have been paid in full, finally and indefeasibly, all obligations of such Guarantor hereunder shall have been paid in full, finally and indefeasibly, and the Commitments, all Letters of Credit, all Hedging Agreements and any other commitments by the Lenders or the Administrative Agent to the Company shall have terminated (even if the Letters of Credit have been cash collateralized). Each Guarantor guarantees that the Guaranteed Obligations shall be paid strictly in accordance with the terms of the Credit Agreement and each other Loan Document under which they arise, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Administrative Agent or any Lender with respect thereto. The creation or existence from time to time of additional Guaranteed Obligations to the Administrative Agent or the Lenders or any of them is hereby authorized, without notice to any Guarantor, and shall in no way impair the rights of the Administrative Agent or the Lenders or the obligations of any Guarantor under this Guaranty, including the guaranty hereunder of such additional Guaranteed Obligations. The liability of each Guarantor under this Guaranty shall be absolute, unconditional and irrevocable irrespective of:

     (a) any lack of validity, legality or enforceability of the Credit Agreement, any Note or any other Loan Document;

     (b)   the failure of the Administrative Agent or any Lender

          (i) to assert any claim or demand or to enforce any right or remedy against the Company or any other Person (including any other guarantor) under the provisions of the Credit Agreement, any Note, any other Loan Document or otherwise, or

          (ii) to exercise any right or remedy against any other guarantor of, or collateral securing, any Guaranteed Obligations;

     (c) any change in the time, manner or place of payment of, or in any other term of, all or any of the Guaranteed Obligations, or any other extension, compromise or renewal of any Guaranteed Obligation;

     (d) any reduction, limitation, impairment or termination of any Guaranteed Obligations for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to (and such Guarantor hereby waives any right to or claim of) any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality, nongenuineness, irregularity, compromise, unenforceability of, or any other event or occurrence affecting, any Guaranteed Obligations;

     (e) any amendment to, rescission, waiver, or other modification of, or any consent to departure from, any of the terms of the Credit Agreement, any Note or any other Loan Document;

     (f) (i) any addition, exchange, release, surrender or non-perfection of any collateral or (ii) any amendment to or waiver or release or addition of, or consent to departure from, any other guaranty held by the Administrative Agent or any Lender, securing or supporting any of the Guaranteed Obligations; or

     (g) any other circumstance which might otherwise constitute a defense available to, or a legal or equitable discharge of, any Guarantor, the Company, any surety or any other guarantor.

     SECTION 2.4. Reinstatement, etc. Each Guarantor agrees that this Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment (in whole or in part) of any of the Guaranteed Obligations is rescinded or must otherwise be restored by the Administrative Agent or any Lender, upon the insolvency, bankruptcy or reorganization of the Company, any other Person or otherwise, as though such payment had not been made.

     SECTION 2.5. Waiver, etc. Each Guarantor hereby waives promptness, diligence, notice of acceptance and any other notice with respect to any of the Guaranteed Obligations and this Guaranty and any requirement that the Administrative Agent or any Lender protect, secure, perfect or insure any security interest or Lien, or any property subject thereto, or exhaust any right or take any action against the Company or any other Person (including any other guarantor) or entity or any collateral securing any Guaranteed Obligations.

     SECTION 2.6. Waiver of Subrogation and Contribution. Until the Guaranteed Obligations have been paid in cash indefeasibly in full, each Guarantor hereby irrevocably waives any claim or other rights which it may now or hereafter acquire against the Company or any other Person that arise from the existence, payment, performance or enforcement of such Guarantor's obligations under this Guaranty or any other Loan Document, including any right of subrogation, reimbursement, contribution, exoneration, or indemnification, any right to participate in any claim or remedy of the Administrative Agent or any Lender against the Company or any other Person or any collateral which the Administrative Agent or any Lender now has or hereafter acquires, whether or not such claim, remedy or right arises in equity, or under contract, statute or common law, including the right to take or receive from the Company or any other Person, directly or indirectly, in cash or other property or by set-off or in any manner, payment or security on account of such claim or other rights. If any amount shall be paid to any Guarantor in violation of the preceding sentence and the Guaranteed Obligations shall not have been paid in cash indefeasibly in full and the Commitments, all Letters of Credit, all Hedging Agreements and any other commitments by the Lenders or the Administrative Agent to the Company shall not have been terminated, such amount shall be deemed to have been paid to such Guarantor for the benefit of, and held in trust for, the Administrative Agent and the Lenders, and shall forthwith be paid to the Administrative Agent to be credited and applied upon the Guaranteed Obligations, whether matured or unmatured. Each Guarantor acknowledges that it will receive direct and indirect benefits from the financing arrangements contemplated by the Credit Agreement and that the waiver set forth in this Section is knowingly made in contemplation of such benefits.


                                  ARTICLE III.

                         REPRESENTATIONS AND WARRANTIES

     To induce the Administrative Agent and the Lender to make loans under the Credit Agreement, each Guarantor represents and warrants to the Agents and the Lenders that:

     SECTION 3.1. Organization, etc. Such Guarantor is a limited liability company duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation; such Guarantor is duly qualified to do business in each jurisdiction where the nature of its business makes such qualification necessary, except where the failure to be so qualified would not have a Material Adverse Effect; and such Guarantor has full corporate power and authority to own its property and conduct its business as presently conducted by it.

     SECTION 3.2. Authorization; No Conflict. The execution and delivery by such Guarantor of this Guaranty and each other Loan Document to which it is intended to be a party, and the performance by such Guarantor of its obligations under each Loan Document to which it is intended to be a party are within the corporate powers of such Guarantor, have been duly authorized by all necessary corporate action on the part of such Guarantor (including any necessary shareholder action), have received all necessary governmental approval (if any shall be required), and do not and will not (a) violate any provision of law or any order, decree or judgment of any court or other government agency which is binding on such Guarantor, (b) contravene or conflict with, or result in a breach of, any provision of the Memorandum and Articles of Association or other organizational documents of such Guarantor or of any agreement, indenture, instrument or other document, or any judgment, order or decree, which is binding on such Guarantor or (c) result in, or require, the creation or imposition of any Lien on any property of such Guarantor (other than pursuant to the Loan Documents).

     SECTION 3.3. Validity and Binding Nature. This Guaranty is, and upon the execution and delivery thereof each other Loan Document to which such Guarantor is intended to be a party will be, the legal, valid and binding obligation of such Guarantor, enforceable against such Guarantor in accordance with its terms, except that enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance, fraudulent transfer, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and by general principles of equity (regardless of whether enforcement is sought in equity or at law).

                                  ARTICLE IV.

                            MISCELLANEOUS PROVISIONS

     SECTION 4.1. Loan Document. This Guaranty is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof.

     SECTION 4.2. Binding on Successors, Transferees and Assigns; Assignment of Guaranty. This Guaranty shall be binding upon each Guarantor and their respective successors, transferees and assigns, and all references herein to the Company and any Guarantor, respectively, shall be deemed to include any of such Person's successor or successors, whether intermediate or remote. Any Lender may from time to time, in accordance with Section 14.8 of the Credit Agreement, without notice to any Guarantor, assign or transfer any or all of the Guaranteed Obligations or any interest therein; and, notwithstanding any such assignment or transfer or any subsequent assignment or transfer thereof, such Guaranteed Obligations shall be and remain Guaranteed Obligations for the purpose of this Guaranty, and each and every immediate and successive assignee or transferee of any of the Guaranteed Obligations or of any interest therein shall, to the extent of the interest of such assignee or transferee in the Guaranteed Obligations, be entitled to the benefits of this Guaranty and shall be protected to the same extent as if such assignee or transferee were a Lender.

     SECTION 4.3. Amendments, etc. No amendment to or waiver of any provision of this Guaranty, nor consent to any departure by any Guarantor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Administrative Agent and each Guarantor, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

     SECTION 4.4. Addresses for Notices to the Guarantor. All notices hereunder to any Guarantor shall be in writing (including via facsimile) and shall be sent to it at the address or facsimile number set forth below its signature hereto or at such other address or facsimile number as may be designated by such Guarantor in a written notice received by the Administrative Agent. Notices sent by facsimile transmission shall be deemed to have been given when sent; notices sent by mail shall be deemed to have been given three Business Days after the date when sent by registered or certified mail, postage prepaid; and notices sent by hand delivery shall be deemed to have been received when received.

     SECTION 4.5. No Waiver; Remedies; Security. In addition to, and not in limitation of, Section 2.3 and Section 2.5, no failure on the part of the Administrative Agent or any Lender to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law. Pursuant to the Credit Agreement, (a) this Guaranty has been delivered to the Administrative Agent and (b) the Administrative Agent has been authorized to enforce this Guaranty on behalf of itself and each of the Lenders. All payments by any Guarantor pursuant to this Guaranty shall be made to the Administrative Agent applied to costs, expenses, fees or the ratable benefit of the Lenders, as applicable. This Guaranty is secured by various collateral documents delivered by one or more of the Guarantors and reference is made to such collateral documents for a description of the collateral security of this Guaranty, the nature and extent of such collateral and the rights of the parties in and to such collateral.

     SECTION 4.6. Section Captions. Section captions used in this Guaranty are for convenience of reference only, and shall not affect the construction of this Guaranty.

     SECTION 4.7. Setoff. In addition to, and not in limitation of, any rights of the Administrative Agent or any Lender under applicable law, the Administrative Agent or any Lender shall, upon the occurrence of any Event of Default, have the right to appropriate and apply to the payment of the obligations of each Guarantor owing to it hereunder, whether or not then due, and each Guarantor hereby grants to the Administrative Agent and each Lender a continuing security interest in, any and all balances, credits, deposits, accounts or moneys of such Guarantor then or thereafter maintained with the Administrative Agent or such

Lender and any and all property of every kind or description of or in the name of such Guarantor now or hereafter, for any reason or purpose whatsoever, in the possession or control of, or in transit to, the Administrative Agent or such Lender or any agent or bailee therefor.

     SECTION 4.8. Fees and Expenses. Each Guarantor further agrees to pay all reasonable expenses (including reasonable attorneys' fees and legal expenses) paid or incurred by the Administrative Agent or any Lender in endeavoring to collect the Guaranteed Obligations, or any part thereof, in realizing upon or protecting any Collateral for this Guaranty, and in enforcing this Guaranty against such Guarantor.

     SECTION 4.9. Severability. Wherever possible each provision of this Guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Guaranty shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Guaranty.

     SECTION 4.10. Governing Law, Entire Agreement, Counterparts, etc. This Guaranty shall be governed by and construed in accordance with the laws of the State of New York without reference to conflicts of laws principles. This Guaranty and the other Loan Documents constitute the entire understanding among the parties hereto with respect to the subject matter hereof and thereof and supersede any prior agreements, written or oral, with respect thereto. This Guaranty may be executed in any number of counterparts and by the different parties hereto on separate counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute one and the same Guaranty. At any time after the date of this Guaranty, one or more additional persons or entities may become parties hereto by executing and delivering to the Administrative Agent a counterpart of this Guaranty. Immediately upon such execution and delivery (and without any further action), each such additional person or entity will become a party to, and will be bound by all the terms of, this Guaranty.

     SECTION 4.11. Forum Selection And Consent To Jurisdiction. ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, MAY BE BROUGHT AND MAINTAINED IN THE COURTS OF THE STATE OF NEW YORK OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK OR, AT THE ADMINISTRATIVE AGENT'S OPTION, ANY SUCH LITIGATION MAY BE BROUGHT AND MAINTAINED AND/OR ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT THE ADMINISTRATIVE AGENT'S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. EACH GUARANTOR HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE

COURTS OF THE STATE OF NEW YORK AND OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE. EACH GUARANTOR FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF NEW YORK. EACH GUARANTOR HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

     SECTION 4.12. Waiver of Jury Trial. EACH GUARANTOR AND, BY ACCEPTING THE BENEFITS HEREOF, THE ADMINISTRATIVE AGENT AND EACH LENDER HEREBY WAIVES ANY RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS GUARANTY, ANY OTHER LOAN DOCUMENT AND ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR THEREWITH OR ARISING FROM ANY BANKING RELATIONSHIP EXISTING IN CONNECTION WITH THE FOREGOING, AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT A JURY.

  IN WITNESS WHEREOF, each Guarantor has caused this Guaranty to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

                                      THE TELEGRAPH PLC

                                      By:
                                         -------------------------------------
                                      Name:
                                           -----------------------------------
                                      Title:
                                            ----------------------------------
                                      Address:
                                              --------------------------------

                                              --------------------------------
                                      Facsimile No.:
                                                    --------------------------
                                      Attention:
                                                ------------------------------
                                      With a copy to:
                                                     -------------------------
                                      Address:
                                              --------------------------------

                                              --------------------------------
                                      Facsimile No.:
                                                    --------------------------
                                      Attention:
                                                ------------------------------

                                      CREDITSCHEME LIMITED


                                      By:
                                         -------------------------------------
                                      Name:
                                           -----------------------------------
                                      Title:
                                            ----------------------------------
                                      Address:
                                              --------------------------------

                                              --------------------------------
                                      Facsimile No.:
                                                    --------------------------
                                      Attention:
                                                ------------------------------
                                      With a copy to:
                                                     -------------------------
                                      Address:
                                              --------------------------------

                                              --------------------------------
                                      Facsimile No.:
                                                    --------------------------
                                      Attention:
                                                ------------------------------

                                      DEEDTASK LIMITED


                                      By:
                                         -------------------------------------
                                      Name:
                                           -----------------------------------
                                      Title:
                                            ----------------------------------
                                      Address:
                                              --------------------------------

                                              --------------------------------
                                      Facsimile No.:
                                                    --------------------------
                                      Attention:
                                                ------------------------------
                                      With a copy to:
                                                     -------------------------
                                      Address:
                                              --------------------------------

                                              --------------------------------
                                      Facsimile No.:
                                                    --------------------------
                                      Attention:
                                                ------------------------------

                                      TELEGRAPH AUSTRALIAN HOLDINGS LIMITED

                                      By:
                                         -------------------------------------
                                      Name:
                                           -----------------------------------
                                      Title:
                                            ----------------------------------
                                      Address:
                                              --------------------------------

                                              --------------------------------
                                      Facsimile No.:
                                                    --------------------------
                                      Attention:
                                                ------------------------------
                                      With a copy to:
                                                     -------------------------
                                      Address:
                                              --------------------------------

                                              --------------------------------
                                      Facsimile No.:
                                                    --------------------------
                                      Attention:
                                                ------------------------------

                                      DEEDTASK HOLDING BV


                                      By:
                                         -------------------------------------
                                      Name:
                                           -----------------------------------
                                      Title:
                                            ----------------------------------
                                      Address:
                                              --------------------------------

                                              --------------------------------
                                      Facsimile No.:
                                                    --------------------------
                                      Attention:
                                                ------------------------------
                                      With a copy to:
                                                     -------------------------
                                      Address:
                                              --------------------------------

                                              --------------------------------
                                      Facsimile No.:
                                                    --------------------------
                                      Attention:
                                                ------------------------------

                                      DAILY TELEGRAPH HOLDINGS BV


                                      By:
                                         -------------------------------------
                                      Name:
                                           -----------------------------------
                                      Title:
                                            ----------------------------------
                                      Address:
                                              --------------------------------

                                              --------------------------------
                                      Facsimile No.:
                                                    --------------------------
                                      Attention:
                                                ------------------------------
                                      With a copy to:
                                                     -------------------------
                                      Address:
                                              --------------------------------

                                              --------------------------------
                                      Facsimile No.:
                                                    --------------------------
                                      Attention:
                                                ------------------------------

                                      THE SPECTATOR (1828 LIMITED)


                                      By:
                                         -------------------------------------
                                      Name:
                                           -----------------------------------
                                      Title:
                                            ----------------------------------
                                      Address:
                                              --------------------------------

                                              --------------------------------
                                      Facsimile No.:
                                                    --------------------------
                                      Attention:
                                                ------------------------------
                                      With a copy to:
                                                     -------------------------
                                      Address:
                                              --------------------------------

                                              --------------------------------
                                      Facsimile No.:
                                                    --------------------------
                                      Attention:
                                                ------------------------------

                                      THE DAILY TELEGRAPH BUSINESS
                                      NETWORK LIMITED


                                      By:
                                         -------------------------------------
                                      Name:
                                           -----------------------------------
                                      Title:
                                            ----------------------------------
                                      Address:
                                              --------------------------------

                                              --------------------------------
                                      Facsimile No.:
                                                    --------------------------
                                      Attention:
                                                ------------------------------
                                      With a copy to:
                                                     -------------------------
                                      Address:
                                              --------------------------------

                                              --------------------------------
                                      Facsimile No.:
                                                    --------------------------
                                      Attention:
                                                ------------------------------

                                      TELEGRAPH PUBLISHING LIMITED


                                      By:
                                         -------------------------------------
                                      Name:
                                           -----------------------------------
                                      Title:
                                            ----------------------------------
                                      Address:
                                              --------------------------------

                                              --------------------------------
                                      Facsimile No.:
                                                    --------------------------
                                      Attention:
                                                ------------------------------
                                      With a copy to:
                                                     -------------------------
                                      Address:
                                              --------------------------------

                                              --------------------------------
                                      Facsimile No.:
                                                    --------------------------
                                      Attention:
                                                ------------------------------

                                      BUSINESS NEWS DELIVERIES LIMITED


                                      By:
                                         -------------------------------------
                                      Name:
                                           -----------------------------------
                                      Title:
                                            ----------------------------------
                                      Address:
                                              --------------------------------

                                              --------------------------------
                                      Facsimile No.:
                                                    --------------------------
                                      Attention:
                                                ------------------------------
                                      With a copy to:
                                                     -------------------------
                                      Address:
                                              --------------------------------

                                              --------------------------------
                                      Facsimile No.:
                                                    --------------------------
                                      Attention:
                                                ------------------------------

                                      THE TELEGRAPH BUSINESS SCHOOL LIMITED


                                      By:
                                         -------------------------------------
                                      Name:
                                           -----------------------------------
                                      Title:
                                            ----------------------------------
                                      Address:
                                              --------------------------------

                                              --------------------------------
                                      Facsimile No.:
                                                    --------------------------
                                      Attention:
                                                ------------------------------
                                      With a copy to:
                                                     -------------------------
                                      Address:
                                              --------------------------------

                                              --------------------------------
                                      Facsimile No.:
                                                    --------------------------
                                      Attention:
                                                ------------------------------

       The undersigned is executing a counterpart hereof for purposes of becoming a party hereto:


- -----------------------------------------------------------------------


By:
   ---------------------------------------------------------------------
Name:
     -------------------------------------------------------------------
Title:
      ------------------------------------------------------------------
Address:
        ----------------------------------------------------------------
Facsimile No.:
              ----------------------------------------------------------
Attention:
           -------------------------------------------------------------

                                  EXHIBIT C-2

                                    FORM OF
                        HOLLINGER INTERNATIONAL GUARANTY


     THIS GUARANTY (this "Guaranty") dated as of ________ ___, 1996, is made by HOLLINGER INTERNATIONAL INC., a Delaware corporation (the "Parent") and TELHOLDCO INC., a Delaware corporation (the "Affiliate" and together with the Parent, collectively the "Guarantors" and each individually a "Guarantor"), in favor of the Lenders and the Administrative Agents (each as defined below).

                              W I T N E S S E T H:

     WHEREAS, pursuant to the Credit Agreement, dated as of even date herewith (together with all amendments and other modifications, if any, from time to time made thereto, the "Credit Agreement"), among First DT Holdings Limited (the "Company"), various financial institutions (together with their respective successors and assigns, collectively the "Lenders" and each individually a "Lender") and The Toronto-Dominion Bank, as issuing bank (in such capacity, the "Issuing Bank") and as administrative agent (in such capacity, together with any successors in such capacity, the "Administrative Agent"), the Lenders have extended Commitments to make Loans and issue or participate in Letters of Credit for the account of the Company; and

     WHEREAS, as a condition precedent to the making of the initial Loans and the issuance of the initial Letter(s) of Credit under the Credit Agreement, the Guarantors are required to execute and deliver this Guaranty; and

     WHEREAS, each Guarantor has duly authorized the execution, delivery and performance of this Guaranty; and

     WHEREAS, it is in the best interests of each Guarantor to execute this Guaranty inasmuch as each such Guarantor will derive substantial direct and indirect benefits from the Loans made from time to time to the Company and the Letters of Credit issued from time to time for the account of the Company pursuant to the Credit Agreement;

     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in order to induce the Lenders to make the Loans and issue or participate in Letters of Credit (including the initial Loans and the initial Letter(s) of Credit) to the Company pursuant to the Credit Agreement, each Guarantor agrees, for the benefit of the Lenders and the Administrative Agent, as follows:

                                   ARTICLE I.

                                  DEFINITIONS

     SECTION 1.1. Certain Terms. The following terms (whether or not underscored) when used in this Guaranty, including its preamble and recitals, shall have the following meanings (such definitions to be equally applicable to the singular and plural forms thereof):

     Administrative Agent is defined in the first recital.

     Company is defined in the first recital.

     Credit Agreement is defined in the first recital.

     Guaranteed Obligations is defined in Section 2.1 hereof.

     Guarantor is defined in the preamble.

     Guaranty is defined in the preamble.

     Hedging Agreements means all agreements that are defined to be "Hedging Agreements" in the Credit Agreement that are entered into with any Person who at the time such Hedging Agreement is entered into is a Lender or an affiliate of a Lender.

     HTH/FDTH Share Exchange Agreement means the share exchange agreement dated as of July 19, 1995, between Hollinger Inc. and FDTH.

     Lender is defined in the first recital.

     Loan Documents means those agreements and other documents defined as "Loan Documents" in the Credit Agreement and, in addition, all Hedging Agreements.


     Material Adverse Effect means a material adverse effect on (a) the condition (financial or otherwise), operations, business, properties, assets or prospects of a Guarantor and its Subsidiaries taken as a whole or (b) the ability of a Guarantor to timely and fully perform any of its payment or other material obligations under this Guaranty or any other Loan Document to which it is a party.

     SECTION 1.2. Credit Agreement Definitions. Unless otherwise defined herein or the context otherwise requires, capitalized terms used in this Guaranty, including its preamble and recitals, have the meanings provided in the Credit Agreement.

                                  ARTICLE II.

                              GUARANTY PROVISIONS

     SECTION 2.1. Guaranty. Each Guarantor hereby absolutely, unconditionally and irrevocably, and jointly and severally, as primary obligor and not merely as surety, guarantees the full and prompt payment when due, whether by acceleration or otherwise, and at all times thereafter, of all obligations (monetary or otherwise) of the Company to each of the Lenders and the Administrative Agent, howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, now or hereafter existing, or due or to become due, which arise out of or in connection with the Credit Agreement, the Notes, any Letter of Credit or Letter of Credit Application, any Hedging Agreement or any other Loan Document, in each case as the same may be amended, modified, extended or renewed from time to time (all such obligations being herein collectively called the "Guaranteed Obligations").

     This Guaranty constitutes a guaranty by each Guarantor of payment when due and not of collection, and each Guarantor specifically agrees that it shall not be necessary or required that any Agent or any Lender exercise any right, assert any claim or demand or enforce any remedy whatsoever against the Company (or any other Person) before or as a condition to the obligations of such Guarantor hereunder.

     Any term or provision of this Guaranty or any other Loan Document to the contrary notwithstanding, the aggregate maximum amount of the Guaranteed Obligations for which each Guarantor shall be liable shall not exceed the maximum amount for which such Guarantor can be liable without rendering this Guaranty or any other Loan Document as it relates to such Guarantor voidable under applicable law relating to fraudulent conveyance or fraudulent transfer.

     SECTION 2.2. Acceleration of Guaranty. Each Guarantor agrees that, in the event of any Event of Default under Section 12.1.4 of the Credit Agreement, and if such event shall occur at a time when any of the Guaranteed Obligations are not then due and payable, such Guarantor shall pay to the Administrative Agent for the account of the Agents and the Lenders forthwith the full amount which would be payable hereunder by such Guarantor if all Liabilities were then due and payable.

     SECTION 2.3. Guaranty Absolute, etc. This Guaranty shall in all respects be a continuing, absolute, unconditional and irrevocable guaranty of payment by each Guarantor, and shall remain in full force and effect until all Guaranteed Obligations have been paid in full, finally and indefeasibly, all obligations of such Guarantor hereunder shall have been paid in full, finally and indefeasibly, and the Commitments, all Letters of Credit, all Hedging Agreements and any other commitments by the Lenders or the Agents to the Company shall have terminated (even if the Letters of Credit have been cash collateralized). Each

Guarantor guarantees that the Guaranteed Obligations shall be paid strictly in accordance with the terms of the Credit Agreement and each other Loan Document under which they arise, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of any Agent or any Lender with respect thereto. The creation or existence from time to time of additional Guaranteed Obligations to the Administrative Agent or the Lenders or any of them is hereby authorized, without notice to any Guarantor, and shall in no way impair the rights of the Administrative Agent or the Lenders or the obligations of any Guarantor under this Guaranty, including such Guarantor's guaranty of such additional Guaranteed Obligations. The liability of each Guarantor under this Guaranty shall be absolute, unconditional and irrevocable irrespective of:

     (a) any lack of validity, legality or enforceability of the Credit Agreement, any Note or any other Loan Document;

     (b)   the failure of the Administrative Agent or any Lender

          (i) to assert any claim or demand or to enforce any right or remedy against the Company or any other Person (including any other guarantor) under the provisions of the Credit Agreement, any Note, any other Loan Document or otherwise, or

          (ii) to exercise any right or remedy against any other guarantor of, or collateral securing, any Guaranteed Obligations;

     (c) any change in the time, manner or place of payment of, or in any other term of, all or any of the Guaranteed Obligations, or any other extension, compromise or renewal of any Guaranteed Obligation;

     (d) any reduction, limitation, impairment or termination of any Guaranteed Obligations for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to (and such Guarantor hereby waives any right to or claim of) any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality, nongenuineness, irregularity, compromise, unenforceability of, or any other event or occurrence affecting, any Guaranteed Obligations;

     (e) any amendment to, rescission, waiver, or other modification of, or any consent to departure from, any of the terms of the Credit Agreement, any Note or any other Loan Document;

     (f) (i) any addition, exchange, release, surrender or non-perfection of any collateral or (ii) any amendment to or waiver or release or addition of, or consent to departure from, any other guaranty held by the Administrative Agent or any Lender, securing or supporting any of the Guaranteed Obligations; or

     (g) any other circumstance which might otherwise constitute a defense available to, or a legal or equitable discharge of, such Guarantor, the Company, any surety or any guarantor.

     SECTION 2.4. Reinstatement, etc. Each Guarantor agrees that this Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment (in whole or in part) of any of the Guaranteed Obligations is rescinded or must otherwise be restored by the Administrative Agent or any Lender, upon the insolvency, bankruptcy or reorganization of the Company, any other Person or otherwise, as though such payment had not been made.

     SECTION 2.5. Waiver, etc. Each Guarantor hereby waives promptness, diligence, notice of acceptance and any other notice with respect to any of the Guaranteed Obligations and this Guaranty and any requirement that any Agent or any Lender protect, secure, perfect or insure any security interest or Lien, or any property subject thereto, or exhaust any right or take any action against the Company or any other Person (including any other guarantor) or entity or any collateral securing any Guaranteed Obligations.

     SECTION 2.6. Waiver of Subrogation and Contribution. Until the Guaranteed Obligations have been paid in cash indefeasibly in full, each Guarantor hereby irrevocably waives any claim or other rights which it may now or hereafter acquire against the Company or any other Person that arise from the existence, payment, performance or enforcement of such Guarantor's obligations under this Guaranty or any other Loan Document, including any right of subrogation, reimbursement, contribution, exoneration, or indemnification, any right to participate in any claim or remedy of the Administrative Agent or any Lender against the Company or any other Person or any collateral which the Administrative Agent or any Lender now has or hereafter acquires, whether or not such claim, remedy or right arises in equity, or under contract, statute or common law, including the right to take or receive from the Company or any other Person, directly or indirectly, in cash or other property or by set-off or in any manner, payment or security on account of such claim or other rights. If any amount shall be paid to either Guarantor in violation of the preceding sentence and the Guaranteed Obligations shall not have been paid in cash indefeasibly in full and the Commitments, all Letters of Credit, all Hedging Agreements and any other commitments by the Lenders or the Agents to the Company shall not have been terminated, such amount shall be deemed to have been paid to such Guarantor for the benefit of, and held in trust for, the Administrative Agent and the Lenders, and shall forthwith be paid to the Administrative Agent to be credited and applied upon the Guaranteed Obligations, whether matured or unmatured. Each Guarantor acknowledges that it will receive direct and indirect benefits from the financing arrangements contemplated by the Credit Agreement and that the waiver set forth in this Section is knowingly made in contemplation of such benefits.

                                  ARTICLE III.

                         REPRESENTATIONS AND WARRANTIES

     To induce the Administrative Agent and the Lenders to enter into the Credit Agreement and to induce the Lenders to make Loans thereunder, each Guarantor represents and warrants to the Agents and the Lenders that:

     SECTION 3.1. Organization, etc. Such Guarantor is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware; such Guarantor is duly qualified to do business in each jurisdiction where the nature of its business makes such qualification necessary, except where the failure to be so qualified would not have a Material Adverse Effect; and such Guarantor has full corporate power and authority to own its property and conduct its business as presently conducted by it.

     SECTION 3.2. Authorization; No Conflict. The execution and delivery by such Guarantor of this Guaranty and each other Loan Document to which it is intended to be a party, and the performance by such Guarantor of its obligations under each Loan Document to which it is intended to be a party are within the corporate powers of such Guarantor, have been duly authorized by all necessary corporate action on the part of such Guarantor (including any necessary shareholder action), have received all necessary governmental approval (if any shall be required), and do not and will not (a) violate any provision of law or any order, decree or judgment of any court or other government agency which is binding on such Guarantor, (b) contravene or conflict with, or result in a breach of, any provision of the Certificate of Incorporation, By-Laws or other organizational documents of such Guarantor or of any agreement, indenture, instrument or other document, or any judgment, order or decree, which is binding on such Guarantor or (c) result in, or require, the creation or imposition of any Lien on any property of such Guarantor (other than pursuant to the Loan Documents).

     SECTION 3.3. Validity and Binding Nature. This Guaranty is, and upon the execution and delivery thereof each other Loan Document to which such Guarantor is intended to be a party will be, the legal, valid and binding obligation of such Guarantor, enforceable against such Guarantor in accordance with its terms, except that enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance, fraudulent transfer, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and by general principles of equity (regardless of whether enforcement is sought in equity or at law).

     SECTION 3.4. Financial Information. The audited consolidated financial statements of the Parent and its Subsidiaries as at December 31, 1995 and for the two years then ended and the unaudited consolidated financial statements of the Parent and its Subsidiaries for the three months ended March 31, 1996, (a) are true and correct in all material respects, (b) have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved (except as disclosed therein and, in the case of the interim financial statements, the absence of footnotes) and (c) present fairly the consolidated financial condition of the Parent and its Subsidiaries at such dates and the results of their operations for the periods then ended.

     SECTION 3.5.  No Material Adverse Change.  Except as disclosed on Schedule
3.5 hereto, since December 31, 1995, no event or events have occurred which, individually or in the aggregate, has had or is reasonably likely to have a Material Adverse Effect.

     SECTION 3.6. Litigation and Guarantee Obligations. No litigation (including, without limitation, derivative actions), arbitration proceeding or governmental proceeding is pending or, to any Guarantor's knowledge, threatened against such Guarantor or any of its Subsidiaries which, if adversely determined, might have a Material Adverse Effect, except as set forth in
Schedule 3.6 hereto. Other than any liability incident to such litigation or proceedings, neither any Guarantor nor any of its Subsidiaries has any material guarantee obligations not provided for or disclosed in the financial statements referred to in clause (a) of Section 3.4 or listed in Schedule 3.6 hereto.

     SECTION 3.7. Investment Company Act. Neither Guarantor nor any of its Subsidiaries is an "investment company" or a company "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940, as amended.

     SECTION 3.8. Public Utility Holding Company Act. Neither Guarantor nor any of its Subsidiaries is a "holding company", or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company", within the meaning of the Public Utility Holding Company Act of 1935, as amended.

     SECTION 3.9. Solvency, etc. On the Effective Date and immediately prior to and after giving effect to each borrowing under the Credit Agreement and the use of the proceeds thereof, (a) each Guarantor's assets will exceed its liabilities and (b) each Guarantor will be solvent, will be able to pay its debts as they mature, will own property with fair saleable value greater than the amount required to pay its debts and will have capital sufficient to carry on its business as then constituted.

     SECTION 3.10. Information. All written information heretofore or contemporaneously herewith furnished by either Guarantor to any Lender or any Agent for purposes of or in connection with the Credit Agreement and this Guaranty and the transactions contemplated thereby and hereby is, and all written information hereafter furnished by or on behalf of such Guarantor to any Lender or the Administrative Agent pursuant hereto or thereto or in connection herewith or therewith will be, true and accurate in every material respect on the date as of which such information is dated or certified, and none of such information is or will be incomplete by omitting to state any material fact necessary to make such information not misleading.

     SECTION 3.11. Senior Subordinated Indenture. The obligations of Parent under this Guaranty constitute "Senior Guarantor Indebtedness" under the terms of the Senior Subordinated Indenture.

                                  ARTICLE IV.

                                   COVENANTS

     So long as this Guaranty is in effect the Parent agrees that, unless at any time the Required Lenders shall otherwise expressly consent in writing, it will:

     SECTION 4.1.  Reports, Certificates and Other Information.  Furnish to each
Lender:

     SECTION 4.1.1. Annual Report. Promptly when available and in any event within 90 days after the close of each Fiscal Year, (a) a copy of the annual report of the Parent and its Subsidiaries for such Fiscal Year, including therein consolidated balance sheets of the Parent and its Subsidiaries as of the end of such Fiscal Year and consolidated statements of earnings and cash flow of the Parent and its Subsidiaries for such Fiscal Year, which report (i) shall be certified by independent auditors of recognized national standing selected by the Parent and reasonably acceptable to the Required Lenders, in an audit report which shall be without qualification as to going concern or scope and (ii) shall be accompanied by a written statement from such auditors to the effect that in making the examination necessary for the signing of such audit report they have not become aware of any Event of Default or Unmatured Event of Default that has occurred and is continuing or, if they have become aware of any such event, describing it in reasonable detail; and (b) a copy of the consolidating balance sheets of the Parent and its Subsidiaries as of the end of such Fiscal Year and consolidating statements of earnings and cash flow for the Parent and its Subsidiaries for such Fiscal Year, together with a certificate of one of the chief executive officer, the chief financial officer, the chief operating officer or the controller of the Parent certifying that such financial statements fairly present the financial condition and results of operations of the Parent and its Subsidiaries as of the dates and periods indicated.

     SECTION 4.1.2. Quarterly Reports. Promptly when available and in any event within 45 days after the end of each Fiscal Quarter of each Fiscal Year, consolidated balance sheets of the Parent and its Subsidiaries as of the end of such calendar month and consolidated statements of earnings and consolidated statements of cash flow for such Fiscal Quarter and for the period beginning with the first day of such Fiscal Year and ending on the last day of such Fiscal Quarter, including a comparison with the corresponding Fiscal Quarter and period of the previous Fiscal Year together with a certificate of one of the chief executive officer, the chief financial officer, the chief operating officer or the controller of the Parent to the effect that such financial statements fairly present the financial condition and results of operations of the Parent and its Subsidiaries as of the dates and periods indicated, subject to changes resulting from normal year-end adjustments.

     SECTION 4.1.3. Reports to SEC and to Shareholders. Promptly upon the filing or sending thereof, a copy of (a) any annual, periodic or special report or registration statement (inclusive of exhibits thereto) filed by the Parent with the SEC or any securities exchange and (b) any report, proxy statement or similar communication to the Parent's public shareholders generally.

     SECTION 4.1.4. Notice of Default and Litigation Matters. Promptly (and in any event within one Business Day in the case of clause (a) and within five days in the case of clauses (b) through (d)) after any officer of the Parent learns of any of the following, written notice describing the same and the steps being taken by the Parent or the Subsidiary affected thereby with respect thereto:
(a) the occurrence of an Event of Default or an Unmatured Event of Default; (b) any litigation, arbitration or governmental investigation or proceeding not previously disclosed by the Parent to the Lenders which has been instituted or, to the knowledge of the Parent, is threatened against the Parent or any Subsidiary or to which any of the properties of any thereof is subject which has had or is reasonably likely to have a Material Adverse Effect; (c) any material adverse development which occurs in any litigation, arbitration or governmental investigation or proceeding previously disclosed on Schedule 3.6 hereto or pursuant to clause (b); and (d) the occurrence of any other event or circumstance which has had or is reasonably likely to have a Material Adverse Effect.

     SECTION 4.1.5. Management Reports. Promptly upon the request of the Administrative Agent or any Lender, copies of all detailed financial and management reports submitted to the Parent by independent auditors in connection with any annual or interim audit made by such auditors of the books of the Parent.

     SECTION 4.1.6. Other Information. Promptly from time to time, such other information concerning the Parent and its Subsidiaries as any Lender or the Administrative Agent may reasonably request.

     SECTION 4.2. Books, Records and Inspections. Keep proper books and records in which full and correct entries shall be made sufficient to allow the preparation of financial statements in accordance with generally accepted accounting principles; permit on reasonable notice and at reasonable times and intervals any Lender or the Administrative Agent or any representative thereof to (a) visit and inspect the properties of the Parent during normal business hours, (b) inspect and make extracts from and copies of its books and records, and (c) discuss with its principal officers its businesses, operations and financial matters. The Parent will (i) after the occurrence and during the continuance of any Event of Default and (ii) otherwise with the consent of the Company, which consent shall not be unreasonably withheld, also permit any Lender, the Administrative Agent or any representative thereof to discuss with the Parent's independent auditors its businesses, operations and financial matters, provided that the Parent is given reasonable prior notice of and an opportunity to attend any meeting between such auditors and any Lender, the Administrative Agent or any representative thereof at which such issues will be discussed. All visits, discussions, and examinations by the Administrative Agent shall be at the Parent's expense.

     SECTION 4.3. Maintenance of Existence, etc. Maintain and preserve, (a) its existence and good standing in the jurisdiction of its incorporation and (b) its qualification and good standing as a foreign corporation in each jurisdiction where the nature of its business makes such qualification necessary (except in those instances in which the failure to be qualified or in good standing would not be reasonably likely to result in a Material Adverse Effect).

     SECTION 4.4. Mergers, Consolidations, Sales. Not, and not permit the Affiliate, DT Holdings Limited or any of its Subsidiaries to, be a party to any merger or consolidation or to sell all or substantially all their assets, except for (a) any such merger or consolidation, sale, transfer, conveyance, lease or assignment permitted under the Credit Agreement, (b) any merger by the Parent so long as it is the surviving corporation, or (c) any consolidation by the Parent so long as it does not result in a Change in Control.

     SECTION 4.5. Amendments to Certain Documents. Not, and not permit any Subsidiary to, make or agree to any amendment to or modification of, or waive any of its rights under, any of the terms of (a) the Series A Preferred Shares,
(b) the DTH/FDTH Preference Share Agreement dated October 13, 1995 between Hollinger, Inc. and Hollinger International, and (c) the Business Opportunities Agreement as amended and restated as of February 7, 1996 between Hollinger International and Hollinger, Inc.

     SECTION 4.6. Certain Restrictive Agreements. With respect to the Affiliate, DT Holdings Limited and each of its Subsidiaries (other than the Company), not, and not permit such entities to, enter into any agreement or other contract (other than the Senior Subordinated Indenture) which would impose restrictions on the ability of such entity to receive, or such Subsidiary to make or declare, dividends or other distributions from such Subsidiary to such entity that are more restrictive than the restrictions that the entity and such Subsidiary are subject to on the Effective Date.

                                   ARTICLE V.

                            MISCELLANEOUS PROVISIONS

     SECTION 5.1. Loan Document. This Guaranty is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof.

     SECTION 5.2. Binding on Successors, Transferees and Assigns; Assignment of Guaranty. This Guaranty shall be binding upon each Guarantor and its successors, transferees and assigns, and all references herein to the Company and either Guarantor, respectively, shall be deemed to include any of such Person's successor or successors, whether intermediate or remote. Any Lender may from time to time, in accordance with Section 14.9 of the Credit Agreement, without notice to either Guarantor, assign or transfer any or all of the Guaranteed Obligations or any interest therein; and, notwithstanding any such assignment or transfer or any subsequent assignment or transfer thereof, such Guaranteed Obligations shall be and remain Guaranteed Obligations for the purpose of this Guaranty, and each and every immediate and successive assignee or transferee of any of the Guaranteed Obligations or of any interest therein shall, to the extent of the interest of such assignee or transferee in the Guaranteed Obligations, be entitled to the benefits of this Guaranty and shall be protected to the same extent as if such assignee or transferee were a Lender.

     SECTION 5.3. Amendments, etc. No amendment to or waiver of any provision of this Guaranty, nor consent to any departure by either Guarantor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Administrative Agent and each Guarantor, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

     SECTION 5.4. Addresses for Notices to the Guarantors. All notices hereunder to the Guarantors shall be in writing (including via facsimile) and shall be sent to it at the address or facsimile number set forth below its signature hereto or at such other address or facsimile number as may be designated by a Guarantor in a written notice received by the Administrative Agent. Notices sent by facsimile transmission shall be deemed to have been given when sent; notices sent by mail shall be deemed to have been given three Business Days after the date when sent by registered or certified mail, postage prepaid; and notices sent by hand delivery shall be deemed to have been received when received.

     SECTION 5.5. No Waiver; Remedies; Security. In addition to, and not in limitation of, Section 2.3 and Section 2.5, no failure on the part of any Agent or any Lender to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law. Pursuant to the Credit Agreement,
(a) this Guaranty has been delivered to the Administrative Agent and (b) the Administrative Agent has been authorized to enforce this Guaranty on behalf of itself, and each of the Lenders. All payments by either Guarantor pursuant to this Guaranty shall be made to the Administrative Agent applied to costs, expenses, fees or the ratable benefit of the Lenders, as applicable. This Guaranty is secured by various collateral documents delivered by each Guarantor and reference is made to such collateral documents for a description of the collateral security this Guaranty, the nature and extent of such collateral and the rights of the parties in and to such collateral.

     SECTION 5.6. Section Captions. Section captions used in this Guaranty are for convenience of reference only, and shall not affect the construction of this Guaranty.

     SECTION 5.7. Setoff. In addition to, and not in limitation of, any rights of any Agent or any Lender under applicable law, the Administrative Agent or any Lender shall, upon the occurrence of any Event of Default, have the right to appropriate and apply to the payment of the obligations of each Guarantor owing to it hereunder, whether or not then due, and such Guarantor hereby grants to the Administrative Agent and each Lender a continuing security interest in, any and all balances, credits, deposits, accounts or moneys of such Guarantor then or thereafter maintained with the Administrative Agent or such Lender and any and all property of every kind or description of or in the name of such Guarantor now or hereafter, for any reason or purpose whatsoever, in the possession or control of, or in transit to, the Administrative Agent or such Lender or any agent or bailee therefor.

     SECTION 5.8. Fees and Expenses. Each Guarantor further agrees to pay all reasonable expenses (including reasonable attorneys' fees and legal expenses) paid or incurred by the Administrative Agent or any Lender in endeavoring to collect the Guaranteed Obligations, or any part thereof, in realizing upon or protecting any Collateral for this Guaranty, and in enforcing this Guaranty against such Guarantor.

     SECTION 5.9. Severability. Wherever possible each provision of this Guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Guaranty shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Guaranty.

     SECTION 5.10. Governing Law, Entire Agreement, etc. This Guaranty shall be governed by and construed in accordance with the laws of the State of New York without reference to conflicts of laws principles. This Guaranty and the other Loan Documents constitute the entire understanding among the parties hereto with respect to the subject matter hereof and thereof and supersede any prior agreements, written or oral, with respect thereto.

     SECTION 5.11. Forum Selection And Consent To Jurisdiction. ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS GUARANTY OR ANY OTHER LOAN DOCUMENT, SHALL BE BROUGHT AND MAINTAINED EXCLUSIVELY IN THE COURTS OF THE STATE OF NEW YORK OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT THE ADMINISTRATIVE AGENT'S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. EACH GUARANTOR HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE. EACH GUARANTOR FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF NEW YORK. EACH

GUARANTOR HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

     SECTION 5.12. Waiver of Jury Trial. EACH GUARANTOR AND (BY ACCEPTING THE BENEFITS HEREOF) THE ADMINISTRATIVE AGENT AND EACH LENDER HEREBY WAIVES ANY RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS GUARANTY, ANY OTHER LOAN DOCUMENT AND ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR THEREWITH OR ARISING FROM ANY BANKING RELATIONSHIP EXISTING IN CONNECTION WITH THE FOREGOING, AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT A JURY.

     IN WITNESS WHEREOF, each Guarantor has caused this Guaranty to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

         HOLLINGER INTERNATIONAL INC.


         By:__________________________________
            Name:
            Title:

         Address:   107-115 South Emma, Box  1000
                    West Frankfort, Illinois 62896
         Facsimile No.: (618) 932-6155
         Attention:     J. David Dodd

         With a copy to:

         Address:  401 North Wabash Avenue
                   Chicago, Illinois 60611
         Facsimile No.: (312) 321-0629
         Attention:     Kenneth L. Serota

         TELHOLDCO INC.


         By:________________________________________
            Name:
            Title:

         Address:   107-115 South Emma, Box  1000
                    West Frankfort, Illinois 62896
         Facsimile No.: (618) 932-6155
         Attention:     J. David Dodd

         With a copy to:

         Address:  401 North Wabash Avenue
                   Chicago, Illinois 60611
         Facsimile No.: (312) 321-0629
         Attention:     Kenneth L. Serota

                                                                       EXHIBIT D
                                             Form Of Publishing Letter Agreement



                    Hollinger International Publishing Inc.
                            401 North Wabash Avenue
                            Chicago, Illinois  60601


                                  May 30, 1996


The Toronto-Dominion Bank
Triton Court
14/18 Finsbury Square
London, England  EC2A 1DB

Ladies and Gentlemen:

     Reference is made to the Credit Agreement dated as of May 30, 1996 (together with all amendments and other modifications, if any, from time to time made thereto, the "Credit Agreement"), among First DT Holdings Limited, a limited liability company incorporated under the laws of England and Wales (the "Company"), various financial institutions (together with their respective successors and assigns, collectively the "Lenders"), The Toronto-Dominion Bank as Issuing Bank and The Toronto-Dominion Bank, as administrative agent (in such capacity, the "Administrative Agent"), together with all agreements, instruments and documents executed and delivered in connection therewith (collectively the "Bank Agreements"). Capitalized terms used herein and not defined herein shall have the meanings assigned in the Credit Agreement.

     Pursuant to the Credit Agreement and the Bank Agreements, Hollinger International Publishing, Inc., a Delaware corporation and parent of the Company ("Publishing") pledged to the Administrative Agent for the benefit of the Lenders all shares of stock of TelHoldco Inc., a Delaware corporation and Wholly-Owned Subsidiary of Publishing. In connection with the Publishing Pledge Agreement and the Credit Agreement, Publishing hereby covenants and agrees with the Administrative Agent and the Lenders that it will not (a) designate TelHoldco, DT Holdings Limited, the Company or any of its Subsidiaries as a "Restricted Subsidiary" under the Publishing Credit Agreement or the Senior Subordinate Indenture or (b) make or agree to any amendment to or modification of, or waive any of its rights under, any of the terms of: (i) the Publishing/Telegraph Subscription Agreement,

                                                                       EXHIBIT D
                                             Form Of Publishing Letter Agreement


(ii) the Joint Venture Agreement dated April 13, 1993 among Hollinger Inc., Telegraph, HTH and Deedtask Limited, which was assigned to Publishing, and
(iii) the Business Opportunities Agreement as amended and restated as of February 7, 1996 between Hollinger International and Publishing.


                                         HOLLINGER INTERNATIONAL PUBLISHING INC.


                                         By:____________________________

                                         Name:__________________________

                                         Title:_________________________

                          PUBLISHING PLEDGE AGREEMENT

     THIS HOLLINGER INTERNATIONAL PUBLISHING PLEDGE AGREEMENT (this "Agreement") dated as of May 30, 1996, is between HOLLINGER INTERNATIONAL PUBLISHING INC., a Delaware corporation ("Hollinger International Publishing"), and THE TORONTO-DOMINION BANK in its capacity as administrative agent for the Lenders referred to below (in such capacity, the "Administrative Agent").

                              W I T N E S S E T H:

     WHEREAS, pursuant to the Credit Agreement dated as of even date herewith (as amended or otherwise modified from time to time, the "Credit Agreement") among First DT Holdings Limited (the "Company"), various financial institutions (such financial institutions, together with their respective successors and assigns, collectively the "Lenders" and individually each a "Lender"), The Toronto-Dominion Bank, as issuing bank and the Administrative Agent, the Lenders have agreed to make loans to, and to issue or participate in letters of credit for the account of the Company from time to time;

     WHEREAS, the Company is a Subsidiary of Publishing and it is in the best interest of Publishing to execute this Agreement inasmuch as Publishing will derive substantial direct and indirect benefits from the loans made from time to time to the Company and the letters of credit issued from time to time for the account of the Company pursuant to the Credit Agreement; and

     WHEREAS, it is a condition precedent to the making of loans and the issuance of letters of credit under the Credit Agreement that Publishing execute and deliver this Agreement;

     NOW, THEREFORE, for and in consideration of any loan, advance or other financial accommodation heretofore or hereafter made to the Company under or in connection with the Credit Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. Definitions. When used herein, the following terms have the following meanings (such meanings to be applicable to both the singular and plural forms of such terms):

     Collateral - see Section 2 hereof.

     Default means the occurrence of any Event of Default (as defined in the Credit Agreement).

     Issuer means the issuer of any of the shares of stock or other securities representing all or any of the Collateral.

     Liabilities means all obligations (monetary or otherwise) of the Company, howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, now or hereafter existing, or due or to become due, which arise out of or in connection with the Credit Agreement, this Agreement, any other Loan Document or any other document or instrument executed in connection therewith.

     Loan Document has the meaning assigned to such term in the Credit
Agreement.

     2. Pledge. As security for the payment of all Liabilities, Publishing hereby pledges to the Administrative Agent for the benefit of the Lenders and the Administrative Agent, and grants to the Administrative Agent for the benefit of the Lenders and the Administrative Agent a continuing security interest in, all of the following:

     A. All of the shares of stock and other securities described in Schedule I hereto, all of the certificates and/or instruments representing such shares of stock and other securities, and all cash, securities, dividends, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares or other securities;

     B. All additional shares of stock of any of the Issuers listed in Schedule I hereto at any time and from time to time acquired by Publishing in any manner, all of the certificates representing such additional shares, and all cash, securities, dividends, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares;

     C. All other property hereafter delivered to the Administrative Agent in substitution for or in addition to any of the foregoing, all certificates and instruments representing or evidencing such property, and all cash, securities, interest, dividends, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all thereof; and

     D.  All products and proceeds of all of the foregoing.

     All of the foregoing are herein collectively called the "Collateral".

     Publishing agrees to deliver to the Administrative Agent, promptly upon receipt and in due form for transfer (i.e., endorsed in blank or accompanied by stock or bond powers executed in blank), any Collateral which may at any time or from time to time be in or come into the possession or control of Publishing; and prior to the delivery thereof to the Administrative Agent, such Collateral shall be held by Publishing separate and apart from its other property and in express trust for the Administrative Agent.

     3. Warranties; Further Assurances. Publishing warrants to the Administrative Agent and each Lender that: (a) Publishing is (or at the time of any future delivery, pledge, assignment or transfer thereof will be) the legal and equitable owner of the Collateral free and clear of all liens, security interests and encumbrances of every description whatsoever other than the security interest created hereunder; (b) assuming continuous possession by the Administrative Agent, the pledge and delivery of the Collateral pursuant to this Agreement will create a valid perfected security interest in the Collateral in favor of the Administrative Agent; (c) all shares of stock referred to in
Schedule I hereto are duly authorized, validly issued, fully paid and non-assessable; (d) as to each Issuer whose name appears in Schedule I hereto, the Collateral represents on the date hereof not less than the applicable percent (as shown in Schedule I hereto) of the total shares of capital stock issued and outstanding of such Issuer; and (e) the information contained in
Schedule I hereto is true and accurate in all respects.

     So long as any of the Liabilities shall be outstanding (even if the Letters of Credit have been cash collateralized) or any commitment shall exist on the part of the Administrative Agent or any Lender with respect to the creation of any Liabilities, Publishing (i) shall not (except as otherwise permitted pursuant to the Credit Agreement), without the express prior written consent of the Administrative Agent, (x) sell, assign, exchange, pledge or otherwise transfer, encumber, or grant any option, warrant or other right to purchase any Collateral which is pledged hereunder, or (y) otherwise diminish or impair any of its rights in, to or under any of the Collateral; (ii) shall execute such Uniform Commercial Code financing statements and other documents (and pay the costs of filing and recording or re-filing and re-recording the same in all public offices reasonably deemed necessary or appropriate by the Administrative Agent) and do such other acts and things, all as the Administrative Agent may from time to time reasonably request, to establish and maintain a valid, perfected security interest in the Collateral, including without limitation marking Publishing's stock books and records to reflect such security interest, (free of all other liens, claims and rights of third parties whatsoever) to secure the performance and payment of the Liabilities; (iii) will execute and deliver to the Administrative Agent such stock powers, endorsements and similar documents relating to the Collateral, satisfactory in form and substance to the Administrative Agent, as the Administrative Agent may reasonably request; and
(iv) will furnish the Administrative Agent or any Lender such information concerning the Collateral as the Administrative Agent or such Lender may from time to time reasonably request, and will permit the Administrative Agent or any Lender or any designee of the Administrative Agent or any Lender, from time to time at reasonable times and on reasonable notice, to inspect, audit and make copies of and extracts from all records and all other papers in the possession of Publishing which pertain to the Collateral, and will, upon request of the Administrative Agent at any time when a Default has occurred and is continuing, deliver to the Administrative Agent all of such records and papers.

     4. Holding in Name of Administrative Agent, etc. The Administrative Agent may from time to time after the occurrence and during the continuance of a Default, without notice to Publishing, take all or any of the following actions: (a) transfer all or any part of the Collateral into the name of the Administrative Agent or any nominee or sub-agent for the Administrative Agent, with or without disclosing that such Collateral is subject to the lien and security interest hereunder, (b) appoint one or more sub-agents or nominees for the purpose of retaining physical possession of the Collateral, (c) notify the parties obligated on any of the Collateral to make payment to the Administrative Agent of any amounts due or to become due thereunder, (d) endorse any checks, drafts or other writings in the name of Publishing to allow collection of the Collateral, (e) enforce collection of any of the Collateral by suit or otherwise, and surrender, release or exchange all or any part thereof, or compromise or renew for any period (whether or not longer than the original period) any obligations of any nature of any party with respect thereto, and
(f) take control of any proceeds of the Collateral.

     5. Voting Rights, Dividends, Payments etc. (a) Notwithstanding certain provisions of Section 4 hereof, so long as the Administrative Agent has not given the notice referred to in paragraph (b) below:

     A. Publishing shall be entitled to exercise any and all voting or consensual rights and powers and stock purchase or subscription rights (but any such exercise by Publishing of stock purchase or subscription rights may be made only from funds of Publishing not comprising part of the Collateral) relating or pertaining to the Collateral constituting stock or any part thereof for any purpose; provided, however, that Publishing agrees that it will not exercise any such right or power in any manner which would have a Material Adverse Effect on the value of such Collateral or any part thereof.

     B. Publishing shall be entitled to receive and retain any and all lawful dividends payable in respect of the Collateral constituting stock which are paid in cash by any Issuer if such dividends are permitted by the Credit Agreement, but all dividends and distributions in respect of such Collateral or any part thereof made in shares of stock or other property or representing any return of capital, whether resulting from a subdivision, combination or reclassification of such Collateral or any part thereof or received in exchange for such Collateral or any part thereof or as a result of any merger, consolidation, acquisition or other exchange of assets to which any Issuer may be a party or otherwise or as a result of any exercise of any stock purchase or subscription right, shall be and become part of the Collateral hereunder and, if received by Publishing, shall be forthwith delivered to the Agent in due form for transfer (i.e., endorsed in blank or accompanied by stock or bond powers executed in blank) to be held for the purposes of this Agreement.

     C. The Administrative Agent shall execute and deliver, or cause to be executed and delivered, to Publishing, all such proxies, powers of attorney, dividend orders and other instruments as Publishing may request for the purpose of enabling

Publishing to exercise the rights and powers which it is entitled to exercise pursuant to clause (A) above and to receive the dividends which it is authorized to retain pursuant to clause (B) above.

     (b) Upon written notice from the Administrative Agent during the existence of a Default, and so long as the same shall be continuing, all rights and powers which Publishing is entitled to exercise pursuant to Section 5(a)(A) hereof, and all rights of Publishing to receive and retain dividends pursuant to Section 5(a)(B) hereof, shall forthwith cease, and all such rights and powers shall thereupon become vested in the Administrative Agent which shall have, during the continuance of such Default, the sole and exclusive authority to exercise such rights and powers and to receive such dividends and payments. Any and all money and other property paid over to or received by the Administrative Agent pursuant to this paragraph (b) shall be retained by the Administrative Agent as additional Collateral hereunder and applied in accordance with the provisions hereof.

     6. Remedies. Whenever a Default shall exist and be continuing, the Administrative Agent may exercise from time to time any rights and remedies available to it under the Uniform Commercial Code as in effect in New York or otherwise available to it. Without limiting the foregoing, whenever a Default shall exist and be continuing the Administrative Agent (a) may, to the fullest extent permitted by applicable law, without notice, advertisement, hearing or process of law of any kind, (i) sell any or all of the Collateral, free of all rights and claims of Publishing therein and thereto, at any public or private sale or brokers' board and (ii) bid for and purchase any or all of the Collateral at any such public sale and (b) shall have the right, for and in the name, place and stead of Publishing, to execute endorsements, assignments, stock powers and other instruments of conveyance or transfer with respect to all or any of the Collateral. Publishing hereby expressly waives, to the fullest extent permitted by applicable law, any and all notices, advertisements, hearings or process of law in connection with the exercise by the Administrative Agent of any of its rights and remedies during the continuance of a Default. If any notification of intended disposition of any of the Collateral is required by law, such notification, if mailed, shall be deemed reasonably and properly given if mailed by certified or registered mail at least twenty (20) days before such disposition, postage prepaid, addressed to Publishing, either at the address of Publishing shown below, or at any other address of Publishing appearing on the records of the Administrative Agent. Any proceeds of any of the Collateral may be applied by the Administrative Agent to the payment of expenses in connection with the Collateral, including, without limitation, reasonable attorneys' fees and legal expenses, and any balance of such proceeds may be applied by the Administrative Agent toward the payment of such of the Liabilities, and in such order of application, as the Administrative Agent may from time to time elect (and, after payment in full of all Liabilities, any excess shall be delivered to Publishing or as a court of competent jurisdiction shall direct).

     The Administrative Agent is hereby authorized to comply with any limitation or restriction in connection with any sale of Collateral as it may be advised by counsel is necessary in order to (a) avoid any violation of applicable law (including, without limitation, compliance with such procedures as may restrict the number of prospective bidders and purchasers and/or further restrict such prospective bidders or purchasers to persons or entities who will represent and agree that they are purchasing for their own account for investment and not with a view to the distribution or resale of such Collateral) or (b) obtain any required approval of the sale or of the purchase by any governmental regulatory authority or official, and Publishing agrees that such compliance shall not result in such sale being considered or deemed not to have been made in a commercially reasonable manner and that the Administrative Agent shall not be liable or accountable to Publishing for any discount allowed by reason of the fact that such Collateral is sold in compliance with any such limitation or restriction.

     7. General. The Administrative Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral if it takes such action for that purpose as Publishing shall request in writing, but failure of the Administrative Agent to comply with any such request shall not of itself be deemed a failure to exercise reasonable care, and no failure of the Administrative Agent to preserve or protect any rights with respect to the Collateral against prior parties, or to do any act with respect to preservation of the Collateral not so requested by Publishing, shall be deemed of itself a failure to exercise reasonable care in the custody or preservation of any Collateral.

     No delay on the part of the Administrative Agent in exercising any right, power or remedy shall operate as a waiver thereof, and no single or partial exercise of any such right, power or remedy shall preclude any other or further exercise thereof, or the exercise of any other right, power or remedy. No amendment, modification or waiver of, or consent with respect to, any provision of this Agreement shall be effective unless the same shall be in writing and signed and delivered by the Administrative Agent and Publishing, and then such amendment, modification, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

     All obligations of Publishing and all rights, powers and remedies of the Administrative Agent and the Lenders expressed herein are in addition to all other rights, powers and remedies possessed by them, including, without limitation, those provided by applicable law or in any other written instrument or agreement relating to any of the Liabilities or any security therefor. Notwithstanding the preceding sentence, except as expressly set forth in this Agreement or the Loan Documents, in the event of a Default, or in the event of a default in the observance or performance of the agreements, covenants and conditions contained in the Loan Documents or in this Agreement, the Administrative Agent will proceed solely against the Collateral under this Agreement and no deficiency, money judgment or liability shall be sought or obtained against Publishing, and (without limiting the above) Publishing shall have no personal liability for or in respect of this Agreement, the Loan Documents or any Default.

     This Agreement shall be construed in accordance with and governed by the internal laws of the State of New York without reference to conflict of law principles. Wherever possible each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

     This Agreement shall be binding upon Publishing and the Administrative Agent and their respective successors and assigns, and shall inure to the benefit of Publishing and the Administrative Agent and the successors and assigns of the Administrative Agent.

     This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.

     ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, SHALL BE BROUGHT AND MAINTAINED EXCLUSIVELY IN THE COURTS OF THE STATE OF NEW YORK OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT THE ADMINISTRATIVE AGENT'S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. PUBLISHING HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE. PUBLISHING FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, TO THE ADDRESS OF THE PERSON SPECIFIED IN, OR PURSUANT TO, THE CREDIT AGREEMENT, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF NEW YORK. PUBLISHING HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.
TO THE EXTENT THAT PUBLISHING HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, PUBLISHING HEREBY

IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS.

     EACH OF PUBLISHING, THE ADMINISTRATIVE AGENT AND, BY ACCEPTING THE BENEFITS HEREOF, EACH LENDER HEREBY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS AGREEMENT, ANY NOTE, ANY OTHER LOAN DOCUMENT AND ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR THEREWITH OR ARISING FROM ANY BANKING RELATIONSHIP EXISTING IN CONNECTION WITH ANY OF THE FOREGOING, AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

     IN WITNESS WHEREOF, this Agreement has been duly executed and delivered as of the day and year first written above.


                                 HOLLINGER INTERNATIONAL PUBLISHING INC.


                                 By:_____________________________________
                                    _____________________________________
                                 Name: __________________________________
                                 Title:

                                 Address: 107-115 South Emma, Box 1000 West Frankfort, Illinois 62896

                                                   Facsimile No.: (618) 932-6155

                                 Attention:  J. David Dodd


                                 With a copy to:

                                 Address:  401 North Wabash Avenue
                                           Chicago, Illinois 60611

                                           Facsimile No.:  (312) 321-0629

                                           Attention:  Kenneth L. Serota

                                        THE TORONTO-DOMINION BANK,
                                        as Administrative Agent
Address:

                                        By:_____________________________________
                                           _____________________________________
                                        Name: __________________________________
                                              Title:

                                   SCHEDULE I
                         TO PUBLISHING PLEDGE AGREEMENT

                                     STOCK


HOLLINGER INTERNATIONAL PUBLISHING INC.

===========================================================================
     ISSUER       Cert #         No. of shares       %    Total Outstanding
- ---------------------------------------------------------------------------
 TelHoldco Inc.     1                 100          100%               100
===========================================================================

                                  EXHIBIT E-2

                        FORM OF COMPANY PLEDGE AGREEMENT


                   DATED                              , 1996
                         ----------------------------

                           THE TORONTO-DOMINION BANK

                                    - and -


                                 TELHOLDCO INC.

                                      and

                           FIRST DT HOLDINGS LIMITED


                -----------------------------------------------

                                 DEED OF CHARGE
                                      AND
                             MEMORANDUM OF DEPOSIT

                -----------------------------------------------


                              MAYER, BROWN & PLATT
                           162 Queen Victoria Street
                                London EC4V 4DB

     THIS DEED OF CHARGE AND MEMORANDUM OF DEPOSIT is made the ____day of ___________, 1996.

     BETWEEN:

     (1) THE TORONTO-DOMINION BANK (in its capacity as administrative agent for the Lenders, as defined below, the "Administrative Agent", which expression shall be deemed to include its successors and assigns and any person, firm or company with which it may amalgamate or merge from time to time);

     (2)  TELHOLDCO, INC., a Delaware corporation ("TelHoldco"); and

     (3) FIRST DT HOLDINGS LIMITED, a limited liability company incorporated under the laws of England and Wales (the "Company" and, together with TelHoldco, the "Depositors" and individually each a "Depositor").

     WHEREAS:

     (A) Pursuant to the Credit Agreement dated as of _____________, 1996 (as amended or otherwise modified from time to time, the "Credit Agreement") among the Company, various financial institutions (collectively the "Lenders" and individually each a "Lender"), The Toronto-Dominion Bank, as issuing bank, and the Administrative Agent, the Lenders have agreed to make a L250,000,000 revolving facility available to the Company.

     (B) The obligations of the Company under the Credit Agreement are to be secured pursuant to this Deed of Charge and Memorandum of Deposit (as the same may from time to time be amended, varied, supplemented, novated or modified, this "Charge and Memorandum").

     (C) Pursuant to a Guaranty dated as of __________, 1996 (as amended or otherwise modified from time to time, the "TelHoldco Guaranty") executed by TelHoldco and Hollinger International Inc. in favor of the Lenders and Administrative Agent, TelHoldco guaranteed the obligations of the Company under the Credit Agreement.

     (D) The obligations of TelHoldco under the TelHoldco Guaranty are to be secured pursuant to this Charge and Memorandum.

     (E) It is a condition precedent to the making of certain loans, or a covenant for the making of certain loans, under the

Credit Agreement that the Depositors execute and deliver this Charge and Memorandum.

     (F) For and in consideration of any loan, advance or other financial accommodation heretofore or hereafter made to the Company under or in connection with the Credit Agreement, the substantial direct and indirect benefits derived by the Depositors from such loans, advances and financial accommodations, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as set forth in this Charge and Memorandum.

     NOW IT IS HEREBY DECLARED:

     1. Definitions. When used herein, the following terms have the following meanings (such meanings to be applicable to both the singular and plural forms of such terms):

     Default means the occurrence of any Event of Default (as defined in the Credit Agreement).

     Issuer means The Telegraph plc, a public liability company incorporated under the laws of England and Wales.

     Liabilities means all obligations (monetary or otherwise) of such Depositor howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, now or hereafter existing, or due or to become due, which arise out of or in connection with the Credit Agreement, the Notes, this Charge and Memorandum, any other Loan Document or any other document or instrument executed in connection therewith (including any Hedging Agreement (as defined in the Credit Agreement) entered into with any Person who at the time such Hedging Agreement is entered into is a Lender or an affiliate thereof).

     Loan Document has the meaning assigned to such term in the Credit
Agreement.

     Securities has the meaning assigned to such term in Section 2 hereof.

     2. Security for Indebtedness. Each Depositor by way of continuing security for the payment and satisfaction when due of the Liabilities hereby charges by way of first fixed equitable charge and assigns by way of security to the Administrative Agent, for the benefit of the Lenders and the Administrative Agent, all of its right, title and interest in and to the following:

     A. All of the shares described in Schedule I hereto listed under such Depositor's name, all of the certificates and/or instruments representing such shares and all cash, securities, dividends, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares;

     B. All other property hereafter delivered to the Administrative Agent in substitution for or in addition to any of the foregoing, all certificates and instruments representing or evidencing such property, and all cash, securities, interest, dividends, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all thereof; and

     C.  All products and proceeds of all of the foregoing.

     All of the foregoing are herein collectively called the "Securities".


     3. Continuing Security. This security is to be a continuing security, notwithstanding any intermediate payment or settlement of accounts or any other matter whatsoever, for the payment and satisfaction of the Liabilities, as and when the same shall fall due, and is to be in addition to, and without prejudice to, any other security which the Administrative Agent or the Lenders may now or hereafter hold in respect of the Liabilities. The Administrative Agent may at any time and without reference to any Depositor give up, release, deal with, vary, exchange or abstain from perfecting or enforcing any other such security at any time and discharge any party to any other such security, and realise the same, without in any way affecting or prejudicing the security evidenced by this Charge and Memorandum.

     4. Undertaking to Deposit. Each Depositor hereby undertakes to deposit with the Administrative Agent, to the intent that the same shall be subject in all respects to the provisions of this Charge and Memorandum: (i) all certificates, documents of title and other documentary evidence of all rights, bonuses, new shares, stock, rights to take up securities or other securities of whatever nature (including without limitation any security resulting from any conversion, consolidation or subdivision of the Securities or rights arising from a reduction of capital, liquidation or scheme of arrangement) which at any time during the continuance of this Charge and Memorandum may be issued in respect of any of, or attributable to, the Securities; and (ii) transfers of the Securities, in form and substance satisfactory to the Administrative Agent, duly executed in blank by such Depositor or its nominee and completed in favour of the Administrative Agent or otherwise as the Administrative Agent may direct; and prior to the delivery thereof to the Administrative Agent, such Securities and other documents shall be held by such Depositor separate and apart from its other property and in express trust for the Administrative Agent.

     Each Depositor hereby further undertakes to procure that, within 7 days of the Issuer being re-registered as a private limited company, the Issuer deliver to such Depositor replacement certificates in respect of the Securities and each Depositor shall immediately deposit such replacement certificates, together with the relevant transfers duly executed and completed as required above, with the Administrative Agent to the intent that the same shall be subject in all respects to the provisions of this Charge and Memorandum.

     5. Warranties; Further Assurances. Each Depositor warrants to the Administrative Agent and each Lender that: (a) it charges and assigns the Securities with full title guarantee (and that any future delivery, charge and assignment or transfer thereof will also be with full title guarantee) and further that, in each case, the Securities are free and clear of all liens, security interests and encumbrances of every description whatsoever other than the security interest created hereunder; (b) assuming continuous possession of the Securities by the Administrative Agent this Charge and the Memorandum and the actions contemplated hereby are effective to create a valid first fixed equitable charge and, as the case may be, assignment by way of security in, to or over the Securities in favour of the Administrative Agent for the benefit of the Lenders; (c) all shares referred to in Schedule I hereto are duly authorised, validly issued, fully paid and non-assessable and registered in the name of such Depositor; (d) as to the Issuer the Securities represent on the date hereof not less than the applicable percent (as shown in Schedule I hereto) of the total shares issued and outstanding of the Issuer; and (e) the information contained in Schedule I hereto with regard to such Depositor is true and accurate in all respects.

     So long as any of the Liabilities shall be outstanding (even if the Letters of Credit have been cash collateralized) or any commitment shall exist on the part of the Administrative Agent or any Lender with respect to the creation of any Liabilities, each Depositor (i) shall not (except as otherwise permitted pursuant to the Credit Agreement), without the express prior written consent of the Administrative Agent, (x) sell, assign, exchange, charge or otherwise transfer, encumber, or grant any option, warrant or other right to purchase the Securities or (y) otherwise diminish or impair any of its rights in, to or under any of the Securities; (ii) shall execute such documents (and pay the costs of filing and recording or re-filing and re-recording the same in all public offices reasonably deemed necessary or appropriate by the Administrative Agent) and do such other acts and things, all as the Administrative Agent may from time to time reasonably request, to establish and maintain a valid, perfected security interest in the Securities (free of all other liens, claims and rights of third parties whatsoever) to secure the performance and payment of the Liabilities; and (iii) will furnish the Administrative Agent or any Lender such information concerning the Securities as the Administrative Agent or such Lender may from time to time reasonably request, and will permit the Administrative Agent or any Lender or any designee of the Administrative Agent or any Lender, from time to time at reasonable times and on reasonable notice, to inspect, audit and make copies of and extracts from all records and all other papers in the possession of such Depositor which pertain to the Securities as set forth in
Section 10.2 of the Credit Agreement, and will, upon request of the Administrative Agent at any time when a Default has occurred and is continuing, deliver to the Administrative Agent all of such records and papers.

     6. Holding in Name of Administrative Agent, etc. The Administrative Agent may from time to time after the occurrence and during the continuance of a Default, without notice to any Depositor, take all or any of the following actions: (a) transfer all or any part of the Securities into the name of the Administrative Agent or any nominee or sub-agent for the Administrative Agent, with or without disclosing that such Securities are subject to the security interests hereunder, (b) appoint one or more sub-agents or nominees for the purpose of retaining physical possession of the Securities, (c) notify the parties obligated on any of the Securities to make payment to the Administrative Agent of any amounts due or to become due thereunder, (d) endorse any cheques, drafts or other writings in the name of the applicable Depositor to allow collection of the Securities, (e) enforce collection of any of the Securities by suit or otherwise, and surrender, release or exchange all or any part thereof, or compromise or renew for any period (whether or not longer than the original period) any obligations of any nature of any party with respect thereto, and (f) take control of any proceeds of the Securities.

     7. Voting Rights, Dividends, Payments etc. (a) Notwithstanding certain provisions of Section 6 hereof, so long as the Administrative Agent has not given the notice referred to in paragraph (b) below:

     A. Each Depositor shall be entitled to exercise any and all voting or consensual rights and powers and share purchase or subscription rights (but any such exercise by a Depositor of share purchase or subscription rights may be made only from funds of such Depositor not comprising part of the Securities) relating or pertaining to the Securities constituting shares or any part thereof for any purpose; provided, however, that each Depositor agrees that it will not exercise any such right or power in any manner which would have a material adverse effect on the value of such Securities or any part thereof.

     B. Each Depositor shall be entitled to receive and retain any and all lawful dividends payable in respect of the Securities constituting shares which are paid in cash by the Issuer if such dividends are permitted by the Credit Agreement, but all dividends and distributions in respect of such Securities or any part thereof made in shares or other property or representing any return of capital, whether resulting from a subdivision, combination or reclassification of such Securities or any part thereof or received in exchange for such Securities or any part thereof or as a result of any merger, consolidation, acquisition or other exchange of assets to which the Issuer may be a party or otherwise or as a result of any exercise of any share purchase or subscription right, shall be and become part of the Securities hereunder and, if received by any Depositor, shall, pursuant to and in accordance with the provisions of
Section 4, be forthwith delivered to the Administrative Agent together with appropriate transfers duly executed in blank to be held for the purposes of this Charge and Memorandum.

     C. The Administrative Agent shall execute and deliver, or cause to be executed and delivered, to each Depositor, all such proxies, powers of attorney, dividend orders and other instruments as such Depositor may request for the purpose of enabling such Depositor to exercise the rights and powers which it is entitled to exercise pursuant to clause (A) above and to receive the dividends which it is authorized to retain pursuant to clause (B) above.

     (b) Upon written notice from the Administrative Agent during the existence of a Default, and so long as the same shall be continuing, all rights and powers which any Depositor is entitled to exercise pursuant to Section 7(a)(A) hereof and all rights of any Depositor to receive and retain dividends pursuant to
Section 7(a)(B) hereof shall forthwith cease, and all such rights and powers shall thereupon become vested in the Administrative Agent which shall have, during the continuance of such Default, the sole and exclusive authority to exercise such rights and powers and to receive such dividends and payments. Any and all money and other property paid over to or received by the Administrative Agent pursuant to this paragraph (b) shall be retained by the Administrative Agent as additional Securities hereunder and applied in accordance with the provisions hereof.

     8. Remedies. Whenever a Default shall exist and be continuing, the Administrative Agent may exercise from time to time any rights and remedies available to it and, without limiting the foregoing, whenever a Default shall exist and be continuing the Administrative Agent (a) may, to the fullest extent permitted by applicable law, without notice, advertisement, hearing or process of law of any kind, (i) sell any or all of the Securities, free of all rights and claims of any Depositor therein and thereto, at any public or private sale and (ii) bid for and purchase any or all of the Securities at any such public sale; (b) shall have the right, for and in the name, place and stead of each Depositor, to execute endorsements, assignments, share transfer forms and other instruments of conveyance or transfer with respect to all or any of the Securities. Each Depositor hereby expressly waives, to the fullest extent permitted by applicable law, any and all notices, advertisements, hearings or process of law in connection with the exercise by the Administrative Agent of any of its rights and remedies during the continuance of a Default. Any proceeds of any of the Securities may be applied by the Administrative Agent to the payment of expenses in connection with the Securities, including, without limitation, reasonable attorneys' fees and legal expenses, and any balance of such proceeds may be applied by the Administrative Agent toward the payment of such of the Liabilities, and in such order of application, as the Administrative Agent may from time to time elect (and, after payment in full of all Liabilities, any excess shall be delivered to the Company or as a court of competent jurisdiction shall direct).

     The Administrative Agent is hereby authorized to comply with any limitation or restriction in connection with any sale of the Securities as it may be advised by counsel is necessary in order to (a) avoid any violation of applicable law (including, without limitation, compliance with such procedures as may restrict the number of prospective bidders and purchasers and/or further restrict such prospective bidders or purchasers to persons or entities who will represent and agree that they are purchasing for their own account for investment and not with a view to the distribution or resale of such Securities) or (b) obtain any required approval of the sale or of the purchase by any governmental regulatory authority or official, and each Depositor agrees that such compliance shall not result in such sale being considered or deemed not to have been made in a commercially reasonable manner and that the Administrative Agent shall not be liable or accountable to any Depositor for any discount allowed by reason of the fact that such Securities are sold in compliance with any such limitation or restriction.

     9. Power of Attorney. In addition, and without limiting the powers of the Administrative Agent set forth in Section 8, each Depositor hereby irrevocably and by way of security appoints the Administrative Agent and any person nominated in writing under the hand of any officer of the Administrative Agent severally to be its attorney for it and in its name and on its behalf and as its act and deed to prepare, complete, execute, seal, deliver, lodge and file and otherwise perfect and do any deed, assurance, agreement, instrument, transfer, memorandum, form, act or thing and institute and conduct any proceedings which any Depositor is required to execute and do under this Charge and Memorandum or, following the occurrence of a Default, which the Administrative Agent may deem necessary or prudent in order to effect or complete any sale made by the Administrative Agent of any or all of the Securities or in order to protect, preserve or realise any or all of the Securities or in order to enforce or prosecute any rights which any Depositor or the Administrative Agent may enjoy in respect of or under any or all of the Securities including the giving of receipts for all payments made under or in respect of all or any of the Securities and executing and doing all or any of the documents, acts and things referred to in Section 8 hereof. Each Depositor will on request by the Administrative Agent execute all such transfers, powers of attorney and other documents as the Administrative Agent may require (i) for the purposes of perfecting or preserving the rights and interests of the Administrative Agent on behalf of the Lenders under or pursuant to this Charge and Memorandum or in respect of all or any of the Securities or (ii) following the occurrence of a Default to vest all or any of the Securities in the Administrative Agent or its nominees or a purchaser or transferee.

     10. Law of Property Act, 1925. Sections 93 (restricting the rights of consolidation) and 103 (restricting the right of sale) of the Law of Property Act, 1925 shall not apply to the security evidenced by this Charge and Memorandum.

     11. General. The Administrative Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Securities if it takes such action for that purpose as any Depositor shall request in writing, but failure of the Administrative Agent to comply with any such request shall not of itself be deemed a failure to exercise reasonable care, and no failure of the Administrative Agent to preserve or protect any rights with respect to the Securities against prior parties, or to do any act with respect to preservation of the Securities not so requested by any Depositor, shall be deemed of itself a failure to exercise reasonable care in the custody or preservation of the Securities.

     No delay on the part of the Administrative Agent in exercising any right, power or remedy shall operate as a waiver thereof, and no single or partial exercise of any such right, power or remedy shall preclude any other or further exercise thereof, or the exercise of any other right, power or remedy.

     No amendment, modification or waiver of, or consent with respect to, any provision of this Charge and Memorandum shall be effective unless the same shall be in writing and signed and delivered by the Administrative Agent and each Depositor, and then such amendment, modification, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

     All obligations of the Depositors and all rights, powers and remedies of the Administrative Agent and the Lenders expressed herein are in addition to all other rights, powers and remedies possessed by them, including, without limitation, those provided by applicable law or in any other written instrument or agreement relating to any of the Liabilities or any security therefor.

     This Charge and Memorandum shall be binding upon each Depositor and the Administrative Agent and their respective successors and assigns, and shall inure to the benefit of each Depositor and the Administrative Agent and the successors and assigns of the Administrative Agent.

     12. Taxes. All payments to be made by any Depositor to any person hereunder shall be made free and clear of, and without deduction for or on account of, tax unless such Depositor is required by law to make such a payment subject to the deduction or withholding of tax, in which case the sum payable by such Depositor in respect of which such deduction or withholding is required to be made shall be increased to the extent necessary to ensure that, after the making of such deduction or withholding, such person receives and retains (free from any liability in respect of any such deduction or withholding) a net sum equal to the sum which it would have received and so retained had no such deduction or withholding been made or required to be made.

     13. Judgment Currency. The obligations of each Depositor, in respect of any sum due to the Administrative Agent or any Lender hereunder shall, notwithstanding any judgment in a currency (the "Judgment Currency") other than the currency in which such sum was originally denominated (the "Original Currency"), be discharged only to the extent that following receipt by the Administrative Agent or such Lender of any sum adjudged to be so due in the Judgment Currency, the

Administrative Agent or such Lender, in accordance with normal banking procedures, purchases the Original Currency with the Judgment Currency. If the amount of Original Currency so purchased is less than the sum originally due to the Administrative Agent or such Lender, each Depositor agrees, as a separate obligation and notwithstanding any such judgment, to indemnify the Administrative Agent or such Lender, as the case may be, against such loss, and if the amount of Original Currency so purchased exceeds the sum originally due to the Administrative Agent or such Lender, as the case may be, the Administrative Agent or such Lender agrees to remit such excess to the Depositor.


     14.  Governing Law and Jurisdiction.

     A. This Charge and Memorandum shall be governed by and construed in accordance with English law.

     B. All parties irrevocably agree for the exclusive benefit of the Administrative Agent that the High Court of Justice in England is to have jurisdiction to settle any disputes which may arise out of or in connection with this Charge and Memorandum and that accordingly any suit, action or proceeding arising out of or in connection with this Charge and Memorandum (in this Section 14 referred to as "Proceedings") may be brought in such court.

     C. Nothing in this Section 14 shall limit the right of the Administrative Agent to take Proceedings against any Depositor in any other court of competent jurisdiction, nor shall the taking of Proceedings in one or more jurisdictions preclude the taking of Proceedings in any other jurisdiction, whether concurrently or not.

     D. Each Depositor irrevocably waives any objection which it may have now or hereafter to the laying of the venue of any Proceedings in any such court as is referred to in this Section 14 and any claim that any such Proceedings have been brought in an inconvenient forum and further irrevocably agrees that a judgment in any Proceedings brought in the English court or in any other court of competent jurisdiction shall be conclusive and binding upon it and may be enforced in the courts of any other jurisdiction.

     E. Each Depositor hereby irrevocably agrees that any writ, judgment or other notice of process shall be sufficiently and effectively served on it (i) in connection with proceedings in England, if addressed to such Depositor and delivered to [Norose Notices Limited of Kempson House,

P.O. Box 570, Camomile Street, London EC3A 7AN] (ii) to the extent permitted by applicable law, if a copy thereof is mailed by registered or certified airmail, postage prepaid, to the address for the time being for the service of notices on it under Clause 14.3 of the Credit Agreement or (iii) if served in any other manner permitted by applicable law.

     F. Each Depositor hereby consents generally in respect of any Proceedings arising out of or in connection with this Charge and Memorandum to the giving of any relief or the issue of any process in connection with such Proceedings, including, without limitation, the making, enforcement or execution against any property or assets or whatsoever of any order or judgment which may be made or given in such Proceedings.

     IN WITNESS WHEREOF the parties hereto have caused this Charge and Memorandum to be duly executed and delivered as a deed on the day and year first before written.

SIGNED as a Deed                 )
by [                   ] and     )
[                   ] and        )
thereby executed by              )
TELHOLDCO INC.                   )
as its Deed                      )
                                     Authorised Signatory
                                     Title:


                                     Authorised Signatory
                                     Title:


SIGNED as a Deed                 )
by [                   ] and     )
[                   ] and        )
thereby executed by              )
THE TORONTO-DOMINION BANK        )
as its Deed                      )
                                     Authorised Signatory
                                     Title:


                                     Authorised Signatory
                                     Title:


SIGNED as a Deed                 )
by [                   ] and     )
[                   ] and        )
thereby executed by              )
FIRST DT HOLDINGS LIMITED        )
as its Deed                      )
                                     Authorised Signatory
                                     Title:


                                     Authorised Signatory
                                     Title:

                                   SCHEDULE I

                  TO DEED OF CHARGE AND MEMORANDUM OF DEPOSIT

                                     SHARES


TELHOLDCO INC.


        ISSUER                Cert #           No. of Shares                  %                Total Outstanding
  --------------------------------------------------------------------------------------------------------------------
  The Telegraph plc                            7,000,000                     5.13%        [136,176,134]
                                               Ordinary Shares                            Ordinary Shares


FIRST DT HOLDINGS LIMITED


        ISSUER                Cert #           No. of Shares                  %                Total Outstanding
  --------------------------------------------------------------------------------------------------------------------
  The Telegraph plc                            [80,237,130]                [58.9]%        [    ] Ordinary Shares
                                               Ordinary Shares

  The Telegraph plc                            5,000,000 non-voting           100%        5,000,000 non-voting
                                               Redeemable Preference Shares               Redeemable Preference Shares

                                   DTH PLEDGE


                              DATED 30TH MAY, 1996


                           THE TORONTO-DOMINION BANK

                                    - and -


                              DT HOLDINGS LIMITED


                _______________________________________________

                                 DEED OF CHARGE
                                      AND
                             MEMORANDUM OF DEPOSIT
                _______________________________________________


                              MAYER, BROWN & PLATT
                           162 Queen Victoria Street
                                London EC4V 4DB

     THIS DEED OF CHARGE AND MEMORANDUM OF DEPOSIT is made the 30th_day of May, 1996.

     BETWEEN:

     (1) THE TORONTO-DOMINION BANK (in its capacity as administrative agent for the Lenders, as defined below, the "Administrative Agent", which expression shall be deemed to include its successors and assigns and any person, firm or company with which it may amalgamate or merge from time to time); and

     (2) DT HOLDINGS LIMITED, a limited liability company incorporated under the laws of England and Wales (the "Depositor").

     WHEREAS:

     (A) Pursuant to the Credit Agreement dated as of 30th May, 1996 (as amended or otherwise modified from time to time, the "Credit Agreement") among First DT Holdings Limited (the "Company"), various financial institutions (collectively the "Lenders" and individually each a "Lender"), The Toronto-Dominion Bank, as issuing bank, and the Administrative Agent, the Lenders have agreed to make a L250,000,000 revolving facility available to the Company.

     (B) The obligations of the Company under the Credit Agreement are to be secured by certain securities of the Company held by the Depositor pursuant to this Deed of Charge and Memorandum of Deposit (as the same may from time to time be amended, varied, supplemented, novated or modified, this "Charge and Memorandum").

     (C) It is a condition precedent to the making of certain loans under the Credit Agreement that the Depositor execute and deliver this Charge and Memorandum.

     (D) For and in consideration of any loan, advance or other financial accommodation heretofore or hereafter made to the Company under or in connection with the Credit Agreement, the substantial direct and indirect benefits derived by the Depositor from such loans, advances and financial accommodations, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as set forth in this Charge and Memorandum.

     NOW IT IS HEREBY DECLARED:

     1. Definitions. When used herein, the following terms have the following meanings (such meanings to be applicable to both the singular and plural forms of such terms):

     Default means the occurrence of any Event of Default (as defined in the Credit Agreement).

     Issuer means the Company as issuer of the shares or other securities representing all or any of the Securities.

     Liabilities means all obligations (monetary or otherwise) of the Company, howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, now or hereafter existing, or due or to become due, which arise out of or in connection with the Credit Agreement, the Notes, this Charge and Memorandum, any other Loan Document or any other document or instrument executed in connection therewith (including any Hedging Agreement (as defined in the Credit Agreement) entered into with any Person who at the time such Hedging Agreement is entered into is a Lender or an affiliate thereof).

     Loan Document has the meaning assigned to such term in the Credit
Agreement.

     Securities has the meaning assigned to such term in Section 2 hereof.

     2. Security for Indebtedness. The Depositor by way of continuing security for the payment and satisfaction when due of the Liabilities hereby charges by way of first fixed equitable charge and assigns and pledges by way of security to the Administrative Agent, for the benefit of the Lenders and the Administrative Agent, all of its right, title and interest in and to the following:

     A. All of the shares described in Schedule I hereto listed under the Depositor's name, all of the certificates, warrants, coupons, talons and/or instruments representing such shares and all cash, securities, dividends, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares;

     B. All other property hereafter delivered to the Administrative Agent in substitution for or in addition to any of the foregoing, all certificates, warrants, coupons, talons and instruments representing or evidencing such property, and all cash, securities, interest, dividends, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all thereof; and

     C.  All products and proceeds of all of the foregoing.

     All of the foregoing are herein collectively called the "Securities".

     3. Continuing Security. The security is to be a continuing security, notwithstanding any intermediate payment or settlement of accounts or any other matter whatsoever, for the payment and satisfaction of the Liabilities, as and when the same shall fall due, and is to be in addition to, and without prejudice to, any other security which the Administrative Agent or the Lenders may now or hereafter hold in respect of the Liabilities. The Administrative Agent may at any time and without reference to the Depositor give up, release, deal with, vary, exchange or abstain from perfecting or enforcing any other such security at any time and discharge any party to any other such security, and realise the same, without in any way affecting or prejudicing the security evidenced by this Charge and Memorandum.

     4. Undertaking to Deposit. The Depositor hereby undertakes to deposit with the Administrative Agent, to the intent that the same shall be subject in all respects to the provisions of this Charge and Memorandum: (i) all certificates, documents of title and other documentary evidence of all rights, bonuses, new shares, stock, rights to take up securities or other securities of whatever nature (including without limitation any security resulting from any conversion, consolidation or subdivision of the Securities or rights arising from a reduction of capital, liquidation or scheme of arrangement) which at any time during the continuance of this Charge and Memorandum may be issued in respect of any of, or attributable to, the Securities; and (ii) save where any of the Securities are in bearer form, transfers of the Securities, in form and substance satisfactory to the Administrative Agent, duly executed in blank by the Depositor or its nominee and completed in favour of the Administrative Agent or otherwise as the Administrative Agent may direct; and prior to the delivery thereof to the Administrative Agent, such Securities and other documents shall be held by the Depositor separate and apart from its other property and in express trust for the Administrative Agent.

     5. Warranties; Further Assurances. The Depositor warrants to the Administrative Agent and each Lender that: (a) it charges and assigns and pledges the Securities with full title guarantee (and that any future delivery, charge and assignment and pledge or transfer thereof will also be with full title guarantee) and further that, in each case, the Securities are free and clear of all liens, security interests and encumbrances of every description whatsoever other than the security interest created hereunder; (b) assuming continuous possession of the Securities by the Administrative Agent this Charge and the Memorandum and the actions contemplated hereby are effective to create a valid first fixed equitable charge and, as the case may be, assignment or pledge by way of security in, to or over the Securities in favour of the Administrative Agent for the benefit of the Lenders; (c) all shares referred to in Schedule I hereto are duly authorised, validly issued, fully paid and non-assessable and registered (save where any such shares are in bearer form) in the name of and held by the Depositor; (d) as to the Issuer the Securities represent on the date hereof not less than the applicable percent (as shown in Schedule I hereto) of the total shares issued and outstanding of the Issuer; and (e) the information contained in Schedule I hereto is true and accurate in all respects.

     So long as any of the Liabilities shall be outstanding or any commitment shall exist on the part of the Administrative Agent or any Lender with respect to the creation of any Liabilities, the Depositor (i) shall not (except as otherwise permitted pursuant to the Credit Agreement), without the express prior written consent of the Administrative Agent, (x) sell, assign, exchange, charge, pledge or otherwise transfer, encumber, or grant any option, warrant or other right to purchase the Securities or (y) otherwise diminish or impair any of its rights in, to or under any of the Securities; (ii) shall continue to own and keep charged hereunder not less than the applicable percent (as shown in Schedule I hereto) of the total shares issued and outstanding of the Issuer;
(iii) shall execute such documents (and pay the costs of filing and recording or re-filing and re-recording the same in all public offices reasonably deemed necessary or appropriate by the Administrative Agent) and do such other acts and things, all as the Administrative Agent may from time to time reasonably request, to establish and maintain a valid, perfected security interest in the Securities (free of all other liens, claims and rights of third parties whatsoever) to secure the performance and payment of the Liabilities; and (iv) will furnish the Administrative Agent or any Lender such information concerning the Securities as the Administrative Agent or such Lender may from time to time reasonably request, and will permit the Administrative Agent or any Lender or any designee of the Administrative Agent or any Lender, from time to time at reasonable times and on reasonable notice, to inspect, audit and make copies of and extracts from all records and all other papers in the possession of the Depositor which pertain to the Securities as set forth in Section 10.2 of the Credit Agreement, and will, upon request of the Administrative Agent at any time when a Default has occurred and is continuing, deliver to the Administrative Agent all of such records and papers.

     6. Holding in Name of Administrative Agent, etc. The Administrative Agent may from time to time after the occurrence and during the continuance of a Default, without notice to the Depositor, take all or any of the following actions: (a) transfer or, in the case of any Securities in bearer form, deliver all or any part of the Securities to the Administrative Agent or any nominee or sub-agent for the Administrative Agent, with or without disclosing that such Securities are subject to the security interests hereunder, (b) appoint one or more sub-agents or nominees for the purpose of retaining physical possession of the Securities, (c) notify the parties obligated on any of the Securities to make payment to the Administrative Agent of any amounts due or to become due thereunder, (d) endorse any cheques, drafts or other writings in the name of the Depositor to allow collection of the Securities, (e) enforce collection of any of the Securities by suit or otherwise, and surrender, release or exchange all or any part thereof, or compromise or renew for any period (whether or not longer than the original period) any obligations of any nature of any party with respect thereto, and (f) take control of any proceeds of the Securities.

     7. Voting Rights, Dividends, Payments etc. (a) Notwithstanding certain provisions of Section 6 hereof, so long as the Administrative Agent has not given the notice referred to in paragraph (b) below:

     A. The Depositor shall be entitled to exercise any and all voting or consensual rights and powers and share purchase or subscription rights (but any such exercise by the Depositor of share purchase or subscription rights may be made only from funds of the Depositor not comprising part of the Securities) relating or pertaining to the Securities constituting shares or any part thereof for any purpose; provided, however, that the Depositor agrees that it will not exercise any such right or power in any manner which would have a material adverse effect on the value of such Securities or any part thereof.

     B. The Depositor shall be entitled to receive and retain any and all lawful dividends payable in respect of the Securities constituting shares which are paid in cash by the Issuer if such dividends are permitted by the Credit Agreement, but all dividends and distributions in respect of such Securities or any part thereof made in shares or other property or representing any return of capital, whether resulting from a subdivision, combination or reclassification of such Securities or any part thereof or received in exchange for such Securities or any part thereof or as a result of any merger, consolidation, acquisition or other exchange of assets to which the Issuer may be a party or otherwise or as a result of any exercise of any share purchase or subscription right, shall be and become part of the Securities hereunder and, if received by the Depositor, shall, pursuant to and in accordance with the provisions of Section 4, be forthwith delivered to the Administrative Agent together with, where such Securities are in registered form, appropriate transfers duly executed in blank to be held for the purposes of this Charge and Memorandum.

     C. The Administrative Agent shall execute and deliver, or cause to be executed and delivered, to the Depositor, all such proxies, powers of attorney, dividend orders and other instruments as the Depositor may request for the purpose of enabling the Depositor to exercise the rights and powers which it is entitled to exercise pursuant to clause A. above and to receive the dividends which it is authorized to retain pursuant to clause B. above.

     (b) Upon written notice from the Administrative Agent during the existence of a Default, and so long as the same shall be continuing, all rights and powers which the Depositor is entitled to exercise pursuant to Section 7(a)A. hereof and all rights of the Depositor to receive and retain dividends pursuant to
Section 7(a)B. hereof shall forthwith cease, and all such rights and powers shall thereupon become vested in the Administrative Agent which shall have, during the continuance of such Default, the sole and exclusive authority to exercise such rights and powers and to receive such dividends and payments and any proxies, powers of attorney, dividend orders and other instruments executed and delivered to the Depositor pursuant to Section 7(a)C. above shall be deemed rescinded and revoked. Any and all money and other property paid over to or received by the Administrative Agent pursuant to this paragraph (b) shall be retained by the Administrative Agent as additional Securities hereunder and applied in accordance with the provisions hereof.

     8. Remedies. Whenever a Default shall exist and be continuing, the Administrative Agent may exercise from time to time any rights and remedies available to it and, without limiting the foregoing, whenever a Default shall exist and be continuing the Administrative Agent (a) may, to the fullest extent permitted by applicable law, without notice, advertisement, hearing or process of law of any kind, (i) sell any or all of the Securities, free of all rights and claims of the Depositor therein and thereto, at any public or private sale and (ii) bid for and purchase any or all of the Securities at any such public sale; (b) shall have the right, for and in the name, place and stead of the Depositor, to execute endorsements, assignments, share transfer forms and other instruments of conveyance or transfer with respect to all or any of the Securities. The Depositor hereby expressly waives, to the fullest extent permitted by applicable law, any and all notices, advertisements, hearings or process of law in connection with the exercise by the Administrative Agent of any of its rights and remedies during the continuance of a Default. Any proceeds of any of the Securities may be applied by the Administrative Agent to the payment of expenses in connection with the Securities, including, without limitation, reasonable attorneys' fees and legal expenses, and any balance of such proceeds may be applied by the Administrative Agent toward the payment of such of the Liabilities, and in such order of application, as the Administrative Agent may from time to time elect (and, after payment in full of all Liabilities, any excess shall be delivered to the Company or as a court of competent jurisdiction shall direct).

     The Administrative Agent is hereby authorized to comply with any limitation or restriction in connection with any sale of the Securities as it may be advised by counsel is necessary in order to (a) avoid any violation of applicable law (including, without limitation, compliance with such procedures as may restrict the number of prospective bidders and purchasers and/or further restrict such prospective bidders or purchasers to persons or entities who will represent and agree that they are purchasing for their own account for investment and not with a view to the distribution or resale of such Securities) or (b) obtain any required approval of the sale or of the purchase by any governmental regulatory authority or official, and the Depositor agrees that such compliance shall not result in such sale being considered or deemed not to have been made in a commercially reasonable manner and that the Administrative Agent shall not be liable or accountable to the Depositor for any discount allowed by reason of the fact that such Securities are sold in compliance with any such limitation or restriction.

     9. Power of Attorney. In addition, and without limiting the powers of the Administrative Agent set forth in Section 8, the Depositor hereby irrevocably and by way of security appoints the Administrative Agent and any person nominated in writing under the hand of any officer of the Administrative Agent severally to be its attorney for it and in its name and on its behalf and as its act and deed to prepare, complete, execute, seal, deliver, lodge and file and otherwise perfect and do any deed, assurance, agreement, instrument, transfer, memorandum, form, act or thing and institute and conduct any proceedings which the Depositor is required to execute and do under this Charge and Memorandum or, following the occurrence of a Default, which the Administrative Agent may deem necessary or prudent in order to effect or complete any sale made by the Administrative Agent of any or all of the Securities or in order to protect, preserve or realise any or all of the Securities or in order to enforce or prosecute any rights which the Depositor or the Administrative Agent may enjoy in respect of or under any or all of the Securities including the giving of receipts for all payments made under or in respect of all or any of the Securities and executing and doing all or any of the documents, acts and things referred to in Section 8 hereof. The Depositor will on request by the Administrative Agent execute all such transfers, powers of attorney and other documents as the Administrative Agent may require (i) for the purposes of perfecting or preserving the rights and interests of the Administrative Agent on behalf of the Lenders under or pursuant to this Charge and Memorandum or in respect of all or any of the Securities or (ii) following the occurrence of a Default to vest all or any of the Securities in the Administrative Agent or its nominees or a purchaser or transferee.

     10. Law of Property Act, 1925. Sections 93 (restricting the rights of consolidation) and 103 (restricting the right of sale) of the Law of Property Act, 1925 shall not apply to the security evidenced by this Charge and Memorandum.

     11. General. The Administrative Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Securities if it takes such action for that purpose as the Depositor shall request in writing, but failure of the Administrative Agent to comply with any such request shall not of itself be deemed a failure to exercise reasonable care, and no failure of the Administrative Agent to preserve or protect any rights with respect to the Securities against prior parties, or to do any act with respect to preservation of the Securities not so requested by the Depositor, shall be deemed of itself a failure to exercise reasonable care in the custody or preservation of the Securities.

     No delay on the part of the Administrative Agent in exercising any right, power or remedy shall operate as a waiver thereof, and no single or partial exercise of any such right, power or remedy shall preclude any other or further exercise thereof, or the exercise of any other right, power or remedy. No amendment, modification or waiver of, or consent with respect to, any provision of this Charge and Memorandum shall be effective unless the same shall be in writing and signed and delivered by the Administrative Agent and the Depositor, and then such amendment, modification, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

     All obligations of the Depositor and all rights, powers and remedies of the Administrative Agent and the Lenders expressed herein are in addition to all other rights, powers and remedies possessed by them, including, without limitation, those provided by applicable law or in any other written instrument or agreement relating to any of the Liabilities or any security therefor.

Except as expressly set forth in this Charge and Memorandum or the Loan Documents, in the event of a Default, or in the observance or performance of the agreements, covenants and conditions contained in the Loan Documents, or in this Charge and Memorandum, the Administrative Agent will proceed solely against the Securities under this Charge and Memorandum and no deficiency, money judgment or liability shall be sought or obtained against the Depositor, and (without limiting the above) the Depositor shall have no personal liability for or in respect of this Charge and Memorandum, the Loan Documents or any Default.

     This Charge and Memorandum may be executed in any number of counterparts and by the different parties hereto on separate counterparts and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same agreement.

     This Charge and Memorandum shall be binding upon the Depositor and the Administrative Agent and their respective successors and assigns, and shall inure to the benefit of the Depositor and the Administrative Agent and the successors and assigns of the Administrative Agent.

     12. Taxes. All payments to be made by the Depositor to any person hereunder shall be made free and clear of, and without deduction for or on account of, tax unless the Depositor is required by law to make such a payment subject to the deduction or withholding of tax, in which case the sum payable by the Depositor in respect of which such deduction or withholding is required to be made shall be increased to the extent necessary to ensure that, after the making of such deduction or withholding, such person receives and retains (free from any liability in respect of any such deduction or withholding) a net sum equal to the sum which it would have received and so retained had no such deduction or withholding been made or required to be made.

     13. Judgment Currency. The obligations of the Depositor, in respect of any sum due to the Administrative Agent or any Lender hereunder shall, notwithstanding any judgment in a currency (the "Judgment Currency") other than the currency in which such sum was originally denominated (the "Original Currency"), be discharged only to the extent that following receipt by the Administrative Agent or such Lender of any sum adjudged to be so due in the Judgment Currency, the Administrative Agent or such Lender, in accordance with normal banking procedures, purchases the Original Currency with the Judgment Currency. If the amount of Original Currency so purchased is less than the sum originally due to the Administrative Agent or such Lender, the Depositor agrees, as a separate obligation and notwithstanding any such judgment, to indemnify the Administrative Agent or such Lender, as the case may be, against such loss, and if the amount of Original Currency so purchased exceeds the sum originally due to the Administrative Agent or such Lender, as the case may be, the Administrative Agent or such Lender agrees to remit such excess to the Depositor.

     14.  Governing Law and Jurisdiction.

     A. This Charge and Memorandum shall be governed by and construed in accordance with English law.

     B. All parties irrevocably agree for the exclusive benefit of the Administrative Agent that the High Court of Justice in England is to have jurisdiction to settle any disputes which may arise out of or in connection with this Charge and Memorandum and that accordingly any suit, action or proceeding arising out of or in connection with this Charge and Memorandum (in this Section 14 referred to as "Proceedings") may be brought in such court.

     C. Nothing in this Section 14 shall limit the right of the Administrative Agent to take Proceedings against the Depositor in any other court of competent jurisdiction, nor shall the taking of Proceedings in one or more jurisdictions preclude the taking of Proceedings in any other jurisdiction, whether concurrently or not.

     D. The Depositor irrevocably waives any objection which it may have now or hereafter to the laying of the venue of any Proceedings in any such court as is referred to in this Section 14 and any claim that any such Proceedings have been brought in an inconvenient forum and further irrevocably agrees that a judgment in any Proceedings brought in the English court or in any other court of competent jurisdiction shall be conclusive and binding upon it and may be enforced in the courts of any other jurisdiction.

     E. The Depositor hereby irrevocably agrees that any writ, judgment or other notice of process shall be sufficiently and effectively served on it if addressed to the Depositor and delivered to it c/o Stikeman, Elliott, Cottons Centre, Cottons Lane, London SE1 2QL (Attention: William A. Scott) or if served in any other manner permitted by applicable law.

     F. The Depositor hereby consents generally in respect of any Proceedings arising out of or in connection with this Charge and Memorandum to the giving of any relief or the issue of any process in connection with such Proceedings, including, without limitation, the making, enforcement or execution against any property or assets or whatsoever of any order or judgment which may be made or given in such Proceedings.

     IN WITNESS WHEREOF the parties hereto have caused this Charge and Memorandum to be duly executed and delivered as a deed on the day and year first before written.

SIGNED as a Deed                                        )
by                       and                            )
                         and                            )
thereby executed by                                     )
DT HOLDINGS LIMITED                                     )
as its Deed                                             )
                                                                Attorney-in-Fact


                                                                Attorney-in-Fact


SIGNED as a Deed                                        )
by                      and                             )
                        and                             )
thereby executed by                                     )
THE TORONTO-DOMINION BANK        )
as its Deed                                             )
                                                            Authorised Signatory
                                                            Title:


                                                            Authorised Signatory
                                                            Title:

                                   SCHEDULE I

                  TO DEED OF CHARGE AND MEMORANDUM OF DEPOSIT

                                     SHARES


DT HOLDINGS LIMITED


                 ISSUER                 Cert #               No. of Shares                  %         Total Outstanding
  First DT Holdings Limited           1 + 2        72,374,603 Ordinary Shares          100%          72,374,603
                                                                                                        Ordinary Shares

  First DT Holdings Limited           4            165,000,000 Second Preference       100%          165,000,000 Second Preference
                                                   Shares                                            Shares

  First DT Holdings Limited           N/A          Share Warrant No. 1 in respect      100%          Share Warrant No. 1 in respect
                                                   of 23,801,420 Third Preference                    of 23,801,420 Third Preference
                                                   Shares                                            Shares

                                  EXHIBIT E-4

                                    FORM OF
                          SUBSIDIARY PLEDGE AGREEMENT


                     DATED                          , 1996


                           THE TORONTO DOMINION BANK

                                    - and -


                           THE COMPANIES PARTY HERETO


                _______________________________________________

                                 DEED OF CHARGE
                                      AND
                             MEMORANDUM OF DEPOSIT
               _______________________________________________

                              MAYER, BROWN & PLATT
                           162 Queen Victoria Street
                                London EC4V 4DB

     THIS DEED OF CHARGE AND MEMORANDUM OF DEPOSIT is made the ____ day of _______, 1995.

     BETWEEN:

     (1) THE TORONTO DOMINION BANK (in its capacity as administrative agent for the Lenders, as defined below, the "Administrative Agent", which expression shall be deemed to include its successors and assigns and any person, firm or company with which it may amalgamate or merge from time to time); and

     (2) Such other parties as may from time to time become parties hereto as depositors (the "Depositors" and individually each a "Depositor").

     WHEREAS:

     (A) Pursuant to the Credit Agreement dated as of _________ __, 1996 (as amended or otherwise modified from time to time, the "Credit Agreement") among First DT Holdings Limited (the "Company"), various financial institutions (collectively the "Lenders" and individually each a "Lender"), The Toronto-Dominion Bank, as issuing bank, and the Administrative Agent, the Lenders have agreed to make a L250,000,000 revolving facility available to the Company.

     (B) The obligations of the Company under the Credit Agreement are to be secured by certain securities of the Depositors pursuant to this Deed of Charge and Memorandum of Deposit (as the same may from time to time be amended, varied, supplemented, novated or modified, this "Charge and Memorandum").

     (C) Pursuant to the Guaranty dated as of ____________, 1996 (as amended or otherwise modified from time to time, the "Subsidiary Guaranty") executed by each Depositor in favour of the Lenders and the Administrative Agent, each Depositor guaranteed the obligations of the Company under the Credit Agreement. The obligations of each Depositor under the Subsidiary Guaranty are to be secured pursuant to this Charge and Memorandum.

     (D) For and in consideration of any loan, advance or other financial accommodation heretofore or hereafter made to the Company under or in connection with the Credit Agreement, the substantial direct and indirect benefits derived by the Depositors from such loans, advances and financial accommodations and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as set forth in this Charge and Memorandum.

     NOW IT IS HEREBY DECLARED:

     1. Definitions. When used herein, the following terms have the following meanings (such meanings to be applicable to both the singular and plural forms of such terms):

     Default means the occurrence of any Event of Default (as defined in the Credit Agreement).

     Issuer means the issuer of any of the shares or other securities representing all or any of the Securities.

     Liabilities means all obligations (monetary or otherwise) of such Depositor, howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, now or hereafter existing, or due or to become due, which arise out of or in connection with the Subsidiary Guaranty, this Charge and Memorandum, any other Loan Document or any other document or instrument executed in connection therewith (including any Hedging Agreement (as defined in the Credit Agreement) entered into with any Person who at the time such Hedging Agreement is entered into is a Lender or an affiliate thereof).

     Loan Document has the meaning assigned to such term in the Credit
Agreement.

     Securities has the meaning assigned to such term in Section 2 hereof.

     2. Security for Indebtedness. Each Depositor by way of continuing security for the payment and satisfaction when due of the Liabilities hereby charges by way of first fixed equitable charge and assigns by way of security to the Administrative Agent, for the benefit of the Lenders and the Administrative Agent, all of its right, title and interest in and to the following:

     A. All of the shares described in Schedule I hereto listed under such Depositor's name, all of the certificates and/or instruments representing such shares and all cash, securities, dividends, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares;

     B. All other property hereafter delivered to the Administrative Agent in substitution for or in addition to any of the foregoing, all certificates and instruments representing or evidencing such property, and all cash, securities, interest, dividends, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all thereof; and

     C.  All products and proceeds of all of the foregoing.

     All of the foregoing are herein collectively called the "Securities".

     3. Continuing Security. This security is to be a continuing security, notwithstanding any intermediate payment or settlement of accounts or any other matter whatsoever, for the payment and satisfaction of the Liabilities, as and when the same shall fall due, and is to be in addition to, and without prejudice to, any other security which the Administrative Agent or the Lenders may now or hereafter hold in respect of the Liabilities. The Administrative Agent may at any time and without reference to any Depositor give up, release, deal with, vary, exchange or abstain from perfecting or enforcing any other such security at any time and discharge any party to any other such security, and realise the same, without in any way affecting or prejudicing the security evidenced by this Charge and Memorandum.

     4. Undertaking to Deposit. Each Depositor hereby undertakes to deposit with the Administrative Agent, to the intent that the same shall be subject in all respects to the provisions of this Charge and Memorandum: (i) all certificates, documents of title and other documentary evidence of all rights, bonuses, new shares, stock, rights to take up securities or other securities of whatever nature (including without limitation any security resulting from any conversion, consolidation or subdivision of the Securities or rights arising from a reduction of capital, liquidation or scheme of arrangement) which at any time during the continuance of this Charge and Memorandum may be issued in respect of any of, or attributable to, the Securities; and (ii) transfers of the Securities, in form and substance satisfactory to the Administrative Agent, duly executed in blank by such Depositor or its nominee and completed in favour of the Administrative Agent or otherwise as the Administrative Agent may direct; and prior to the delivery thereof to the Administrative Agent, such Securities and other documents shall be held by such Depositor separate and apart from its other property and in express trust for the Administrative Agent.

     5. Warranties; Further Assurances. Each Depositor warrants to the Administrative Agent and each Lender that: (a) it charges and assigns the Securities with full title guarantee (and that any future delivery, charge and assignment or transfer thereof will also be with full title guarantee) and further that, in each case, the Securities are free and clear of all liens, security interests and encumbrances of every description whatsoever other than the security interest created hereunder; (b) assuming continuous possession of the Securities by the Administrative Agent this Charge and the Memorandum and the actions contemplated hereby are effective to create a valid first fixed equitable charge and, as the case may be, assignment by way of security in, to or over the Securities in favour of the Administrative Agent for the benefit of the Lenders; (c) all shares shown on Schedule I of such Depositor are duly authorised, validly issued, fully paid and non-assessable and registered in the name of such Depositor; and (d) as to the Issuer the Securities represent on the date hereof not less than the applicable percent (as shown against its name on Schedule I) of the total shares issued and outstanding of the applicable Issuer and (e) the information contained in Schedule I hereto with regard to such Depositor is true and accurate in all respects.

     So long as any of the Liabilities shall be outstanding (even if the Letters of Credit have been cash collateralized) or any commitment shall exist on the part of the Administrative Agent or any Lender with respect to the creation of any Liabilities, each Depositor (i) shall not (except as otherwise permitted pursuant to the Credit Agreement), without the express prior written consent of the Administrative Agent, (x) sell, assign, exchange, charge or otherwise transfer, encumber, or grant any option, warrant or other right to purchase the Securities or (y) otherwise diminish or impair any of its rights in, to or under any of the Securities; (ii) shall execute such documents (and pay the costs of filing and recording or re-filing and re-recording the same in all public offices reasonably deemed necessary or appropriate by the Administrative Agent) and do such other acts and things, all as the Administrative Agent may from time to time reasonably request, to establish and maintain a valid, perfected security interest in the Securities (free of all other liens, claims and rights of third parties whatsoever) to secure the performance and payment of the Liabilities; and (iii) will furnish the Administrative Agent or any Lender such information concerning the Securities as the Administrative Agent or such Lender may from time to time reasonably request, and will permit the Administrative Agent or any Lender or any designee of the Administrative Agent or any Lender, from time to time at reasonable times and on reasonable notice, to inspect, audit and make copies of and extracts from all records and all other papers in the possession of such Depositor which pertain to the Securities as set forth in
Section 10.2 of the Credit Agreement, and will, upon request of the Administrative Agent at any time when a Default has occurred and is continuing, deliver to the Administrative Agent all of such records and papers.

     6. Holding in Name of Administrative Agent, etc. The Administrative Agent may from time to time after the occurrence and during the continuance of a Default, without notice to any Depositor, take all or any of the following actions: (a) transfer all or any part of the Securities into the name of the Administrative Agent or any nominee or sub-agent for the Administrative Agent, with or without disclosing that such Securities are subject to the security interests hereunder, (b) appoint one or more sub-agents or nominees for the purpose of retaining physical possession of the Securities, (c) notify the parties obligated on any of the Securities to make payment to the Administrative Agent of any amounts due or to become due thereunder, (d) endorse any cheques, drafts or other writings in the name of any Depositor to allow collection of the Securities, (e) enforce collection of any of the Securities by suit or otherwise, and surrender, release or exchange all or any part thereof, or compromise or renew for any period (whether or not longer than the original period) any obligations of any nature of any party with respect thereto, and (f) take control of any proceeds of the Securities.

     7. Voting Rights, Dividends, Payments etc. (a) Notwithstanding certain provisions of Section 6 hereof, so long as the Administrative Agent has not given the notice referred to in paragraph (b) below:

     A. Each Depositor shall be entitled to exercise any and all voting or consensual rights and powers and share purchase or subscription rights (but any such exercise by the Depositor of share purchase or subscription rights may be made only from funds of such Depositor not comprising part of the Securities) relating or pertaining to the Securities constituting shares or any part thereof for any purpose; provided, however, that each Depositor agrees that it will not exercise any such right or power in any manner which would have a material adverse effect on the value of such Securities or any part thereof.

     B. Each Depositor shall be entitled to receive and retain any and all lawful dividends payable in respect of the Securities constituting shares which are paid in cash by the Issuer if such dividends are permitted by the Credit Agreement, but all dividends and distributions in respect of such Securities or any part thereof made in shares or other property or representing any return of capital, whether resulting from a subdivision, combination or reclassification of such Securities or any part thereof or received in exchange for such Securities or any part thereof or as a result of any merger, consolidation, acquisition or other exchange of assets to which the Issuer may be a party or otherwise or as a result of any exercise of any share purchase or subscription right, shall be and become part of the Securities hereunder and, if received by any Depositor, shall, pursuant to and in accordance with the provisions of Section 4, be forthwith delivered to the Administrative Agent together with appropriate transfers duly executed in blank to be held for the purposes of this Charge and Memorandum.

     C. The Administrative Agent shall execute and deliver, or cause to be executed and delivered, to each Depositor, all such proxies, powers of attorney, dividend orders and other instruments as such Depositor may request for the purpose of enabling such Depositor to exercise the rights and powers which it is entitled to exercise pursuant to clause (A) above and to receive the dividends which it is authorized to retain pursuant to clause (B) above.

     (b) Upon written notice from the Administrative Agent during the existence of a Default, and so long as the same shall be continuing, all rights and powers which any Depositor is entitled to exercise pursuant to Section 7(a)(A) hereof and all rights of any Depositor to receive and retain dividends pursuant to
Section 7(a)(B) hereof shall forthwith cease, and all such rights and powers shall thereupon become vested in the Administrative Agent which shall have, during the continuance of such Default, the sole and exclusive authority to exercise such rights and powers and to receive such dividends and payments. Any and all money and other property paid over to or received by the Administrative Agent pursuant to this paragraph (b) shall be retained by the Administrative Agent as additional Securities hereunder and applied in accordance with the provisions hereof.

     8. Remedies. Whenever a Default shall exist and be continuing, the Administrative Agent may exercise from time to time any rights and remedies available to it and, without limiting the foregoing, whenever a Default shall exist and be continuing the Administrative Agent (a) may, to the fullest extent permitted by applicable law, without notice, advertisement, hearing or process of law of any kind, (i) sell any or all of the Securities, free of all rights and claims of any Depositor therein and thereto, at any public or private sale and (ii) bid for and purchase any or all of the Securities at any such public sale; (b) shall have the right, for and in the name, place and stead of any Depositor, to execute endorsements, assignments, share transfer forms and other instruments of conveyance or transfer with respect to all or any of the Securities. Each Depositor hereby expressly waives, to the fullest extent permitted by applicable law, any and all notices, advertisements, hearings or process of law in connection with the exercise by the Administrative Agent of any of its rights and remedies during the continuance of a Default. Any proceeds of any of the Securities may be applied by the Administrative Agent to the payment of expenses in connection with the Securities, including, without limitation, reasonable attorneys' fees and legal expenses, and any balance of such proceeds may be applied by the Administrative Agent toward the payment of such of the Liabilities, and in such order of application, as the Administrative Agent may from time to time elect (and, after payment in full of all Liabilities, any excess shall be delivered to the Company or as a court of competent jurisdiction shall direct).

     The Administrative Agent is hereby authorized to comply with any limitation or restriction in connection with any sale of the Securities as it may be advised by counsel is necessary in order to (a) avoid any violation of applicable law (including, without limitation, compliance with such procedures as may restrict the number of prospective bidders and purchasers and/or further restrict such prospective bidders or purchasers to persons or entities who will represent and agree that they are purchasing for their own account for investment and not with a view to the distribution or resale of such Securities) or (b) obtain any required approval of the sale or of the purchase by any governmental regulatory authority or official, and each Depositor agrees that such compliance shall not result in such sale being considered or deemed not to have been made in a commercially reasonable manner and that the Administrative Agent shall not be liable or accountable to any Depositor for any discount allowed by reason of the fact that such Securities are sold in compliance with any such limitation or restriction.

     9. Power of Attorney. In addition, and without limiting the powers of the Administrative Agent set forth in Section 8, each Depositor hereby irrevocably and by way of security appoints the Administrative Agent and any person nominated in writing under the hand of any officer of the Administrative Agent severally to be its attorney for it and in its name and on its behalf and as its act and deed to prepare, complete, execute, seal, deliver, lodge and file and otherwise perfect and do any deed, assurance, agreement, instrument, transfer, memorandum, form, act or thing and institute and conduct any proceedings which such Depositor is required to execute and do under this Charge and Memorandum or, following the occurrence of a Default, which the Administrative Agent may deem necessary or prudent in order to effect or complete any sale made by the Administrative Agent of any or all of the Securities or in order to protect, preserve or realise any or all of the Securities or in order to enforce or prosecute any rights which such Depositor or the Administrative Agent may enjoy in respect of or under any or all of the Securities including the giving of receipts for all payments made under or in respect of all or any of the Securities and executing and doing all or any of the documents, acts and things referred to in Section 8 hereof. Each Depositor will on request by the Administrative Agent execute all such transfers, powers of attorney and other documents as the Administrative Agent may require
(i) for the purposes of perfecting or preserving the rights and interests of the Administrative Agent on behalf of the Lenders under or pursuant to this Charge and Memorandum or in respect of all or any of the Securities or (ii) following the occurrence of a Default to vest all or any of the Securities in the Administrative Agent or its nominees or a purchaser or transferee.

     10. Law of Property Act, 1925. Sections 93 (restricting the rights of consolidation) and 103 (restricting the right of sale) of the Law of Property Act, 1925 shall not apply to the security evidenced by this Charge and Memorandum.

     11. General. The Administrative Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Securities if it takes such action for that purpose as a Depositor shall request in writing, but failure of the Administrative Agent to comply with any such request shall not of itself be deemed a failure to exercise reasonable care, and no failure of the Administrative Agent to preserve or protect any rights with respect to the Securities against prior parties, or to do any act with respect to preservation of the Securities not so requested by a Depositor, shall be deemed of itself a failure to exercise reasonable care in the custody or preservation of the Securities.

     No delay on the part of the Administrative Agent in exercising any right, power or remedy shall operate as a waiver thereof, and no single or partial exercise of any such right, power or remedy shall preclude any other or further exercise thereof, or the exercise of any other right, power or remedy.

     No amendment, modification or waiver of, or consent with respect to, any provision of this Charge and Memorandum shall be effective unless the same shall be in writing and signed and delivered by the Administrative Agent and each Depositor, and then such amendment, modification, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

     All obligations of each Depositor and all rights, powers and remedies of the Administrative Agent and the Lenders expressed herein are in addition to all other rights, powers and remedies possessed by them, including, without limitation, those provided by applicable law or in any other written instrument or agreement relating to any of the Liabilities or any security therefor.

     This Charge and Memorandum shall be binding upon each Depositor and the Administrative Agent and their respective successors and assigns, and shall inure to the benefit of each

Depositor and the Administrative Agent and the successors and assigns of the Administrative Agent.

     12. Taxes. All payments to be made by any Depositor to any person hereunder shall be made free and clear of, and without deduction for or on account of, tax unless such Depositor is required by law to make such a payment subject to the deduction or withholding of tax, in which case the sum payable by such Depositor in respect of which such deduction or withholding is required to be made shall be increased to the extent necessary to ensure that, after the making of such deduction or withholding, such person receives and retains (free from any liability in respect of any such deduction or withholding) a net sum equal to the sum which it would have received and so retained had no such deduction or withholding been made or required to be made.

     13. Judgment Currency. The obligations of each Depositor, in respect of any sum due to the Administrative Agent or any Lender hereunder shall, notwithstanding any judgment in a currency (the "Judgment Currency") other than the currency in which such sum was originally denominated (the "Original Currency"), be discharged only to the extent that following receipt by the Administrative Agent or such Lender of any sum adjudged to be so due in the Judgment Currency, the Administrative Agent or such Lender, in accordance with normal banking procedures, purchases the Original Currency with the Judgment Currency. If the amount of Original Currency so purchased is less than the sum originally due to the Administrative Agent or such Lender, each Depositor agrees, as a separate obligation and notwithstanding any such judgment, to indemnify the Administrative Agent or such Lender, as the case may be, against such loss, and if the amount of Original Currency so purchased exceeds the sum originally due to the Administrative Agent or such Lender, as the case may be, the Administrative Agent or such Lender agrees to remit such excess to such Depositor.


     14.  Governing Law and Jurisdiction.

     A. This Charge and Memorandum shall be governed by and construed in accordance with English law.

     B. The Administrative Agent and each Depositor irrevocably agree for the exclusive benefit of the Administrative Agent that the High Court of Justice in England is to have jurisdiction to settle any disputes which may arise out of or in connection with this Charge and Memorandum and that accordingly any suit, action or proceeding arising out of or in connection with this Charge and Memorandum (in this Section 14 referred to as "Proceedings") may be brought in such court.

     C. Nothing in this Section 14 shall limit the right of the Administrative Agent to take Proceedings against any Depositor in any other court of competent jurisdiction, nor shall the taking of Proceedings in one or more jurisdictions preclude the taking of Proceedings in any other jurisdiction, whether concurrently or not.

     D. Each Depositor irrevocably waives any objection which it may have now or hereafter to the laying of the venue of any Proceedings in any such court as is referred to in this Section 14 and any claim that any such Proceedings have been brought in an inconvenient forum and further irrevocably agrees that a judgment in any Proceedings brought in the English court or in any other court of competent jurisdiction shall be conclusive and binding upon it and may be enforced in the courts of any other jurisdiction.

     E. Each Depositor hereby irrevocably agrees that any writ, judgment or other notice of process shall be sufficiently and effectively served on it (i) in connection with proceedings in England, if addressed to the Depositor and
delivered to [           ], (ii) to the extent permitted by applicable law, if a
copy thereof is mailed by registered or certified airmail, postage prepaid, to the address set forth in the Subsidiary Guaranty or (iii) if served in any other manner permitted by applicable law.

     F. Each Depositor hereby consents generally in respect of any Proceedings arising out of or in connection with this Charge and Memorandum to the giving of any relief or the issue of any process in connection with such Proceedings, including, without limitation, the making, enforcement or execution against any property or assets or whatsoever of any order or judgment which may be made or given in such Proceedings.

     IN WITNESS WHEREOF the parties hereto have caused this Charge and Memorandum to be duly executed and delivered as a deed on the day and year first before written.

                                   SCHEDULE I

THE TELEGRAPH PLC

                ISSUER                                 Cert #           No. of Shares           %               Total Outstanding
- ---------------------------------------------------------------------------------------------------------------------------------
  Creditscheme Limited                                                                        100%
  Deedtask Limited                                                                            100%
  The Spectator (1828 Limited)                                                                100%
  The Daily Telegraph Business Network Limited                                                100%
  Telegraph Publishing Limited                                                                100%
  Business News Deliveries Limited                                                            100%
  The Telegraph Business School Limited                                                       100%


CREDITSCHEME LIMITED

                ISSUER                                 Cert #           No. of Shares           %               Total Outstanding
- ---------------------------------------------------------------------------------------------------------------------------------
  Telegraph Australian Holdings Limited                                                        42%

DEEDTASK LIMITED

                ISSUER                                 Cert #           No. of Shares           %               Total Outstanding
- ---------------------------------------------------------------------------------------------------------------------------------
  Telegraph Australian Holdings Limited                                                        58%

SIGNED as a Deed                         )
by [                   ] and             )
[                   ] and                )
thereby executed by                      )
The Telegraph plc                        )
as its Deed                              )

                                        Authorised Signatory
                                        Title:


                                        Authorised Signatory
                                        Title:

SIGNED as a Deed                        )
by [                   ] and            )
[                   ] and               )
thereby executed by                     )
Creditscheme Limted                     )
as its Deed                             )
                                      Authorised Signatory
                                      Title:


                                      Authorised Signatory
                                      Title:

SIGNED as a Deed                        )
by [                   ] and            )
[                   ] and               )
thereby executed by                     )
Deedtask Limited                        )
as its Deed                             )
                                      Authorised Signatory
                                      Title:


                                      Authorised Signatory
                                      Title:

SIGNED as a Deed                          )
by [                   ] and              )
[                   ] and                 )
thereby executed by                       )
The Toronto-Dominion Bank                 )
as its Deed                               )
                                        Authorised Signatory
                                        Title:


                                        Authorised Signatory
                                        Title:

                                  EXHIBIT E-5

                         FORM OF DUTCH PLEDGE AGREEMENT


DEED OF PLEDGE OF REGISTERED SHARES


Today, the
of
nineteen hundred and ninety-six, appeared before me, [ ], civil law notary in
Amsterdam:


in the present matter acting as holder of a power of attorney of:

     1. the company incorporated and existing under the laws of [ ] having its registered office at [ ] hereinafter to be referred to as: "the Pledgor";

     2.          the company incorporated and existing under the laws of Canada;
The Toronto- Dominion Bank, acting through its London office at Triton Court, 14/18 Finsbury Square, London, England, EC21DB, hereinafter to be referred to as: "the Administrative Agent";

     3.          the private company with limited liability:

     with official seat in Amsterdam, having its registered office at Joan Auyskenweg 4, 1096 CJ Amsterdam and filed at the Trade Register of the Chamber of Commerce and Industry in Amsterdam under number 33240029, hereinafter to be referred to as: "the Company".

     Evidenceof the above-mentioned powers of attorney is by meansof three private instruments, which shall be attached to the present deed.

     These powers of attorney have been sufficiently proven to me, civil law notary.

     The appearer, in his mentioned capacity, declared:

     A. pursuant to the Credit Agreement dated as of [ ] 1996 (as amended or otherwise modified from time to time, hereinafter to be referred to as: the "Credit Agreement") among First DT Holdings Limited, various financial institutions (collectively to be referred to as: the "Lenders" and individually each: a "Lender"), The Toronto-Dominion Bank, as issuing bank and the Administrative Agent, the Lenders have agreed to make a L250,000,000 revolving facility available to First DT Holdings Limited;

     B. the obligations of First DT Holdings Limited under the Credit Agreement are to be secured by certain securities of the Pledgor pursuant to this deed of pledge (as the same may from time to time be amended, varied, supplemented, novated or modified);

     C. pursuant to the Guaranty dated as of [ ] 1996 (as amended or otherwise modified from time to time, hereinafter to be referred to as the:
"Subsidiary Guaranty") executed by the Pledgor in favour of the Lenders and the Administrative Agent, the Pledgor guaranteed the obligations of First DT Holdings Limited under the Credit Agreement.

     The obligations of the Pledgor under the Subsidiary Guaranty are to be secured by this deed;

     D. for and in consideration of any loan, advance or other financial accommodation heretofore or hereafter made to First DT Holdings Limited under or in connection with the Credit Agreement, the substantial direct and indirect benefits derived by the Pledgor from such loans, advances and financial accommodations and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as set forth in this deed.

     The appearer, in his mentioned capacity, declared on behalf of the Pledgor:

by way of continuing security for the payment and satisfaction when due of the Liabilities as defined hereinafter, to create a first right of pledge in favour of the Administrative Agent by way of security to the Administrative Agent, for the benefit of the Lenders and the Administrative Agent, with regard to:

ordinary registered shares in the capital of the Company, numbered each with a nominal value of one hundred Dutch Guilders (NLG 100.-), constituting 99,9996% of the entire issued capital, hereinafter to be referred to as: "the Shares", of which Shares the Pledgor acquired ownership by virtue of [ ].

     The appearer declared to accept the aforesaid right of pledge on behalf of the Administrative Agent under the provisions referred to hereinafter:

     ARTICLE 1.

     When used in this deed, the following terms have the following meanings (such meanings to be applicable to both the singular and plural forms of such terms):

     Default: means the occurrence of any Event of Default (as defined in the Credit Agreement).

     Liabilities: means all obligations (monetary or otherwise) of the Pledgor, howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, now or hereafter existing, or due or to become due, which arise out of or in connection with the Subsidiary Guaranty, this deed, any other Loan Document or any other document or instrument executed in connection therewith (including any Hedging Agreement (as defined in the Credit Agreement) entered into with any person who at the time such Hedging Agreement is entered into is a Lender or an affiliate thereof).

     Loan Document: has the meaning assigned to such term in the Credit
Agreement.

     Securities: has the meaning as assigned to such term in article 2 of this deed.

     ARTICLE 2.

     The pledge of the Shares includes all of the rights, title and interest of the Pledgor in and to the following:

     A. all cash, securities, dividends, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any and all of the Shares;

     B. all other property hereafter delivered to the Administrative Agent in substitution for or in addition to any of the foregoing, all certificates and instruments representing or evidencing such property, and all cash, securities, interest, dividends, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all thereof; and

     C.           all products and proceeds of all of the foregoing.

     All of the foregoing are herein collectively to be referred to in this pledge as: the "Securities".

     ARTICLE 3.

     This pledge is to be a continuing security, notwithstanding any intermediate payment or settlement of accounts of any other matter whatsoever, for the payment and satisfaction of the Liabilities, as and when the same shall fall due, and is to be in addition to, and without prejudice to, any other security which the Administrative Agent or the Lenders may now or hereafter hold in respect of the Liabilities.

     ARTICLE 4.

     The Administrative Agent shall be entitled to exercise any and all voting or consensual rights and powers and share purchase or subscription rights relating or pertaining to the Shares, the Securities or any part thereof for any purpose.

     The Administrative Agent hereby grants, subject to Article 6, a power of attorney to the Pledgor to exercise the rights mentioned in the previous sentence provided, however, that the Pledgor agrees that it will not exercise any such right or power in any manner which would have a material adverse effect on the value of the Shares, the Securities or any part thereof.

     ARTICLE 5.

     The Administrative Agent shall be entitled to receive and retain any and all lawful dividends payable in respect of the Shares or the Securities which are paid in cash by the Company if such dividends are permitted by the Credit Agreement, but all dividends and distributions in respect of the Shares or the Securities or any part thereof made in shares or other property or representing any return of capital, whether resulting from a subdivision, combination or reclassification of such Shares or Securities or any part thereof or as a result of any merger, consolidation, acquisition or other exchange of assets to which the Company may be a party or otherwise or as a result of any exercise of any share purchase or subscription right, shall be and become part of this pledge and if received by the Pledgor, shall be forthwith delivered to the Administrative Agent to be held for the purpose of this pledge. The Administrative Agent hereby grants, subject to Article 6, a power of attorney to the Pledgor to receive and retain such dividends and otherwise to exercise the rights mentioned in the previous sentence.

     ARTICLE 6.

     Upon written notice from the Administrative Agent during the existence of a Default, and so long as the same shall be continuing, the powers of attorney granted pursuant to articles 4 and 5 shall be revoked and all rights and powers which the Pledgor is entitled to exercise pursuant to articles 4 and 5 hereof shall forthwith cease, and the Administrative Agent shall have, during the continuance of such Default, the sole and exclusive authority to exercise such rights and powers and to receive such dividends and payments.

     Any and all money and other property paid over to or received by the Administrative Agent pursuant to this article shall be retained by the Administrative Agent as additional Securities hereunder and applied in accordance with the provisions hereof.

     ARTICLE 7.

     The Pledgor declares that it is authorized to pledge the Shares, the Securities and the rights attaching thereto, that the Shares, the Securities and the rights attaching thereto are unencumbered, that they are not subject to any rights of third parties, that no promises have been made or will be made in respect thereof to third parties, and that the Shares, the Securities and the rights attaching thereto are free from any attachments. The Pledgor furthermore declares that all legal requirements and all requirements under the articles of association of the Company relating to the pledge of the Shares, the Securities and the rights attaching thereto have been complied with. The Pledgor declares that the Shares are fully paid-up, that no resolutions have been adopted for the issue of new shares or the granting of rights to take shares, and that no depositary receipts in respect of the Shares or the Securities have been issued.

     ARTICLE 8.

     The Pledgor shall do anything in its power to prevent the issue of shares in the Company and the granting of rights to take shares in the Company, and will forthwith notify the Administrative Agent of any intention thereto.

     The Pledgor shall forthwith notify the Administrative Agent of any circumstances which may be of importance for the position of the Administrative Agent or the value of the Shares.

     Such circumstances, among others include: the filing of a petition for the Pledgor's or the Company's bankruptcy, adjudication of the Pledgor's or the Company's bankruptcy, the granting to the Pledgor or the Company of an official moratorium, attachment of (part of) the Shares, the Securities or the Pledgor's or the Company's assets, alienation of (part of) the Company's assets other than in connection with its ordinary business, or the complete or partial cessation of the Pledgor's or the Company's activities.

     The Pledgor shall also forthwith notify any person desirous of enforcing any rights in respect of the Shares, the Securities or the rights attaching thereto of the right of pledge held by the Administrative Agent, without prejudice to the authority of the Administrative Agent to proceed to such notification itself.

     ARTICLE 9.

     Whenever a Default (including a Pledgor's default as referred to below) shall exist and be continuing the Administrative Agent may exercise from time to time any rights and remedies available to it and, without limiting the foregoing, the Administrative Agent will be entitled to sell the Shares, the Securities or any part of them, together with the rights attaching thereto.

     The Pledgor will be in default in the event of non-observance of any commitment arising from the present deed, or if the Pledgor should file a petition for an official moratorium or bankruptcy, should for the time being be granted an official moratorium, should be declared bankrupt, or if the Pledgor's business should be liquidated, its business operations should be discontinued, or if (or any part of) the Securities or the Shares should be attached.

     ARTICLE 10.

     If the Administrative Agent should wish to proceed to the sale of any of the Securities and the rights attaching thereto, it will not be under any obligation to notify the Pledgor, or any other party of the intended sale save as required by applicable laws.

     Nor will the Administrative Agent be under the obligation to give notification in the event of the Administrative Agent having proceeded to such sale.

     ARTICLE 11.

     The Administrative Agent will be entitled to deduct any proceeds it may acquire by means of collection of the rights attaching to the Securities or by means of the sale of the Securities and the rights attaching thereto, after deduction of all expenses, including any expenses of legal assistance or litigation, from any claim, or any part thereof, which the Administrative Agent may hold on the Pledgor, in such order as will be determined by the Administrative Agent.

     ARTICLE 12.

     Insofar as the Pledgor, after collection of the rights attaching to the Securities, or in consequence of the sale by the Administrative Agent of the Securities and the rights attaching thereto, should have a claim for payment of (a portion of) the amounts collected, the Pledgor hereby pledges such claim to the Administrative Agent, such pledging hereby being accepted by the Administrative Agent, for the purpose of providing such security as referred to above.

     The Pledgor hereby notifies the Administrative Agent of such pledging.

     The Administrative Agent hereby confirms the receipt of such notification.

     ARTICLE 13.

     The Administrative Agent will exclusively be under the obligation to renounce its rights of pledge if in the opinion of the Administrative Agent, it should no longer have any claim on the Pledgor, or should no longer be in a position to make any future claims.

     ARTICLE 14.

     The existence and amount of the Pledgor's debt to the Administrative Agent will be evident from an extract from the accounting records of the Administrative Agent, duly signed by the Administrative Agent.

     In any relevant case, the Pledgor will remain entitled to claim from the Administrative Agent repayment of anything the Pledgor can prove to be excess payment or charge, without thereby being in a position, however, to claim damages from the Administrative Agent.

     ARTICLE 15.

     All expenses, of whatever nature, incurred both in and out of court in connection with the present deed and the execution of the present agreement, including the expenses of legal assistance and litigation, will be for the Pledgor's account.

     ARTICLE 16.

     This deed will be subject to Dutch law. Wherever differences occur in the interpretation and/or the contents of this deed and any other agreement or related document, the contents of this deed will at all times prevail.

     ARTICLE 17.

     The Pledgor will choose domicile at the Pledgor's own address referred to in the present deed.

     Any change of domicile will only be valid after the Pledgor having notified the Administrative Agent thereof in writing.

     Finally the appearer declared on behalf of the Company

     (a) to acknowledge the pledge of the Securities by signing the present deed, and to forthwith make an annotation thereof in the register of shareholders, and

     (b) to confirm that the information mentioned above relating to the Securities and the Company and its capital, is correct.

     The original of this deed was executed in Amsterdam on the date stated at
the beginning of this deed at                             .

     After the substance of this deed had been stated to the appearer, he had declared to have noted the contents of this deed and not to require to have the deed read out in full.

     After it had been read in outline, this deed was then signed by the appearer and by me, civil law notary.

                                  EXHIBIT E-6

                                    FORM OF
                            FAIRFAX PLEDGE AGREEMENT


                     DATED                          , 1996


                           THE TORONTO-DOMINION BANK

                                    - and -


                     TELEGRAPH AUSTRALIAN HOLDINGS LIMITED


                                      and


                          DAILY TELEGRAPH HOLDINGS BV


                _______________________________________________

                                 DEED OF CHARGE
                                      AND
                             MEMORANDUM OF DEPOSIT
                _______________________________________________

                              MAYER, BROWN & PLATT
                           162 Queen Victoria Street
                                London EC4V 4DB

     THIS DEED OF CHARGE AND MEMORANDUM OF DEPOSIT is made the ____ day of _______, 1996.

     BETWEEN:

     (1) THE TORONTO DOMINION BANK (in its capacity as administrative agent for the Lenders, as defined below, the "Administrative Agent", which expression shall be deemed to include its successors and assigns and any person, firm or company with which it may amalgamate or merge from time to time); and

     (2) TELEGRAPH AUSTRALIAN HOLDINGS LIMITED a limited liability company incorporated under the laws of England and Wales ("TAH"); and

     (3) DAILY TELEGRAPH HOLDINGS BV, a company incorporated under the laws of The Netherlands (together with TAH, the "Depositors" and individually each a "Depositor").

     WHEREAS:

     (A) Pursuant to the Credit Agreement dated as of _________ __, 1996 (as amended or otherwise modified from time to time, the "Credit Agreement") among First DT Holdings Limited (the "Company"), various financial institutions (collectively the "Lenders" and individually each a "Lender"), The Toronto-Dominion Bank, as issuing bank, and the Administrative Agent, the Lenders have agreed to make a L250,000,000 revolving facility available to the Company.

     (B) The obligations of the Company under the Credit Agreement are to be secured by certain securities of the Issuer held by the Depositors pursuant to this Deed of Charge and Memorandum of Deposit (as the same may from time to time be amended, varied, supplemented, novated or modified, this "Charge and Memorandum").

     (C) Pursuant to the Guaranty dated as of ____________, 1996 (as amended or otherwise modified from time to time, the "Subsidiary Guaranty") executed by each Depositor in favour of the Lenders and the Administrative Agent, each Depositor guaranteed the obligations of the Company under the Credit Agreement. The obligations of each Depositor under the Subsidiary Guaranty are to be secured pursuant to this Charge and Memorandum.

     (D) For and in consideration of any loan, advance or other financial accommodation heretofore or hereafter made to the Company under or in connection with the Credit Agreement, the substantial direct and indirect benefits derived by the Depositors from such loans, advances and financial accommodations and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as set forth in this Charge and Memorandum.

     NOW IT IS HEREBY DECLARED:

     1. Definitions. When used herein, the following terms have the following meanings (such meanings to be applicable to both the singular and plural forms of such terms):

     Default means the occurrence of any Event of Default (as defined in the Credit Agreement).

     Issuer means John Fairfax Holdings Limited, a limited liability company incorporated under the laws of the State of New South Wales, Australia.

     Liabilities means all obligations (monetary or otherwise) of each Depositor, howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, now or hereafter existing, or due or to become due, which arise out of or in connection with the Subsidiary Guaranty, this Charge and Memorandum, any other Loan Document or any other document or instrument executed in connection therewith (including any Hedging Agreement (as defined in the Credit Agreement) entered into with any Person who at the time such Hedging Agreement is entered into is a Lender or an affiliate thereof).

     Loan Document has the meaning assigned to such term in the Credit
Agreement.

     Securities has the meaning assigned to such term in Section 2 hereof.

     2. Security for Indebtedness. Each Depositor by way of continuing security for the payment and satisfaction when due of the Liabilities hereby charges by way of first fixed equitable charge and assigns by way of security to the Administrative Agent, for the benefit of the Lenders and the Administrative Agent, all of its right, title and interest in and to the following:

     A. All of the shares and debentures described in Schedule I hereto listed under such Depositor's name, all of the certificates and/or instruments representing such shares and debentures and all cash, securities, dividends, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares and debentures;

     B. All other property hereafter delivered to the Administrative Agent in substitution for or in addition to any of the foregoing, all certificates and instruments representing or evidencing such property, and all cash, securities, interest, dividends, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all thereof; and

     C.  All products and proceeds of all of the foregoing.

     All of the foregoing are herein collectively called the "Securities".

     3. Continuing Security. This security is to be a continuing security, notwithstanding any intermediate payment or settlement of accounts or any other matter whatsoever, for the payment and satisfaction of the Liabilities, as and when the same shall fall due, and is to be in addition to, and without prejudice to, any other security which the Administrative Agent or the Lenders may now or hereafter hold in respect of the Liabilities. The Administrative Agent may at any time and without reference to any Depositor give up, release, deal with, vary, exchange or abstain from perfecting or enforcing any other such security at any time and discharge any party to any other such security, and realise the same, without in any way affecting or prejudicing the security evidenced by this Charge and Memorandum.

     4. Undertaking to Deposit. Each Depositor hereby undertakes to immediately deposit with the Administrative Agent, to the intent that the same shall be subject in all respects to the provisions of this Charge and Memorandum: (i) all certificates, documents of title and other documentary evidence of all rights, bonuses, new shares, stock, rights to take up securities or other securities of whatever nature (including without limitation any security resulting from any conversion, consolidation or subdivision of the Securities or rights arising from a reduction of capital, liquidation or scheme of arrangement) which at any time during the continuance of this Charge and Memorandum may be issued in respect of any of, or attributable to, the Securities; and (ii) transfers of the Securities, in form and substance satisfactory to the Administrative Agent, duly executed in blank by such Depositor or its nominee and completed in favour of the Administrative Agent or otherwise as the Administrative Agent may direct; and prior to the delivery thereof to the Administrative Agent, such Securities and other documents shall be held by such Depositor separate and apart from its other property and in express trust for the Administrative Agent.

     5. Warranties; Further Assurances. Each Depositor warrants to the Administrative Agent and each Lender that: (a) as the sole beneficial owner of the Securities it charges and assigns the Securities (and that it will be the sole beneficial owner of any property comprised in any future delivery, charge and assignment or transfer thereof will also be with full title guarantee) and further that, in each case, the Securities are free and clear of all liens, security interests and encumbrances of every description whatsoever other than the security interest created hereunder; (b) assuming continuous possession of the Securities by the Administrative Agent this Charge and the Memorandum and the actions contemplated hereby are effective to create a valid first fixed equitable charge and, as the case may be, assignment by way of security in, to or over the Securities in favour of the Administrative Agent for the benefit of the Lenders; (c) all shares and debentures shown on Schedule I of such Depositor are duly authorised, validly issued, fully paid and non-assessable and registered in the name of such Depositor; and (d) as to the Issuer the Securities represent on the date hereof not less than the applicable percent (as shwon against its name on Schedule I) of the total shares issued and outstanding of the Issuer. Each Depositor acknowledges that the Lenders have entered into the Loan Documents in reliance on the representations and warranties in this Section 5.

     So long as any of the Liabilities shall be outstanding or any commitment shall exist on the part of the Administrative Agent or any Lender with respect to the creation of any Liabilities, each Depositor (i) shall not (except as otherwise permitted pursuant to the Credit Agreement), without the express prior written consent of the Administrative Agent, (a) sell, assign, exchange, charge or otherwise transfer, encumber, or grant any option, warrant or other right to purchase the Securities (other than the creation of an interest over an asset which interest ranks after the charge created by this Deed which creation may not by law be restricted by the Administrative Agent or a Lender), (b) shall take no action, and shall procure that no action is taken by the Company, to convert the Securities into uncertificated form, (c) will ensure that the Securities remain on a register in the [Australian Capital Territory/the United Kingdom] or (d) otherwise diminish or impair any of its rights in, to or under any of the Securities; (ii) shall execute such documents (and pay the costs of filing and recording or re-filing and re-recording the same in all public offices reasonably deemed necessary or appropriate by the Administrative Agent) and do such other acts and things, all as the Administrative Agent may from time to time reasonably request, to establish and maintain a valid, perfected security interest in the Securities (free of all other liens, claims and rights of third parties whatsoever) to secure the performance and payment of the Liabilities; and (iv) will furnish the Administrative Agent or any Lender such information concerning the Securities as the Administrative Agent or such Lender may from time to time reasonably request, and will permit the Administrative Agent or any Lender or any designee of the Administrative Agent or any Lender, from time to time at reasonable times and on reasonable notice, to inspect, audit and make copies of and extracts from all records and all other papers in the possession of such Depositor which pertain to the Securities as set forth in
Section 10.2 of the Credit Agreement, and will, upon request of the Administrative Agent at any time when a Default has occurred and is continuing, deliver to the Administrative Agent all of such records and papers.

     The Depositors shall duly and punctually comply with their obligations under the Loan Documents and ensure that its and the Company's representations and warranties in the Loan Documents are true and ensure that the Company duly and punctually complies with its obligations under the Loan Documents.

     6. Holding in Name of Administrative Agent, etc. The Administrative Agent may from time to time after the occurrence and during the continuance of a Default, without notice to any Depositor, take all or any of the following actions: (a) transfer all or any part of the Securities into the name of the Administrative Agent or any nominee or sub-agent for the Administrative Agent, with or without disclosing that such Securities are subject to the security interests hereunder, (b) appoint one or more sub-agents or nominees for the purpose of retaining physical possession of the Securities, (c) notify the parties obligated on any of the Securities to make payment to the Administrative Agent of any amounts due or to become due thereunder, (d) endorse any cheques, drafts or other writings in the name of any Depositor to allow collection of the Securities, (e) enforce collection of any of the Securities by suit or otherwise, and surrender, release or exchange all or any part thereof, or compromise or renew for any period (whether or not longer than the original period) any obligations of any nature of any party with respect thereto, and (f) take control of any proceeds of the Securities.

     7. Voting Rights, Dividends, Payments etc. (a) Notwithstanding certain provisions of Section 6 hereof, so long as the Administrative Agent has not given the notice referred to in paragraph (b) below:

     A. Each Depositor shall be entitled to exercise any and all voting or consensual rights and powers and share purchase or subscription rights (but any such exercise by the Depositor of share purchase or subscription rights may be made only from funds of such Depositor not comprising part of the Securities) relating or pertaining to the Securities constituting shares or any part thereof for any purpose; provided, however, that each Depositor agrees that it will not exercise any such right or power in any manner which would have a material adverse effect on the value of such Securities or any part thereof.

     B. Each Depositor shall be entitled to receive and retain any and all lawful dividends payable in respect of the Securities constituting shares which are paid in cash by the Issuer if such dividends are permitted by the Credit Agreement, but all dividends and distributions in respect of such Securities or any part thereof made in shares or other property or representing any return of capital, whether resulting from a subdivision, combination or reclassification of such Securities or any part thereof or received in exchange for such Securities or any part thereof or as a result of any merger, consolidation, acquisition or other exchange of assets to which the Issuer may be a party or otherwise or as a result of any exercise of any share purchase or subscription right, shall be and become part of the Securities hereunder and, if received by any Depositor, shall, pursuant to and in accordance with the provisions of
Section 4, be forthwith delivered to the Administrative Agent together with appropriate transfers duly executed in blank to be held for the purposes of this Charge and Memorandum.

     C. The Administrative Agent shall execute and deliver, or cause to be executed and delivered, to each Depositor, all such proxies, powers of attorney, dividend orders and other instruments as such Depositor may request for the purpose of enabling such Depositor to exercise the rights and powers which it is entitled to exercise pursuant to clause (A) above and to receive the dividends which it is authorized to retain pursuant to clause (B) above.

     D.  Each Depositor will:

          (i) notify the Administrative Agent immediately if it becomes entitled to, or is offered, any rights to purchase, take up, be allotted or subscribe for any marketable security; and

          (ii) ensure that all documents relating to such rights or arising out of their subscription, taking up or exercise are delivered to the Administrative Agent.

     (b) Upon written notice from the Administrative Agent during the existence of a Default, and so long as the same shall be continuing, all rights and powers which any Depositor is entitled to exercise pursuant to Section 7(a)(A) hereof and all rights of any Depositor to receive and retain dividends pursuant to
Section 7(a)(B) hereof shall forthwith cease, and all such rights and powers shall thereupon become vested in the Administrative Agent which shall have, during the continuance of such Default, the sole and exclusive authority to exercise such rights and powers and to receive such dividends and payments. Any and all money and other property paid over to or received by the Administrative Agent pursuant to this paragraph (b) shall be retained by the Administrative Agent as additional Securities hereunder and applied in accordance with the provisions hereof.

     8.1 Appointment of Receiver. To the extent permitted by law, at any time after an Event of Default (whether or not it is continuing) the Administrative Agent or any authorised officer or agent of the Administrative Agent may:

          (i) appoint any person or any two or more persons jointly or severally or both to be a receiver or receiver and manager of all or any of the Securities;

          (ii)  remove any Receiver;

          (iii) appoint another Receiver in addition to or in place of a Receiver; and

          (iv)  fix or vary the remuneration of a Receiver.

     8.2 Agent of Mortgagor. Subject to Section 8.4, every Receiver is the agent of the Depositors. The Depositors alone are responsible for his acts and defaults.

     8.3 Receiver's Powers. In addition to any powers granted by law, and except to the extent specifically excluded by the terms of his appointment, every Receiver has power to do anything in respect of the Securities that the Depositor could do. His powers include the following (without limitation):

          (i) He may take possession of, get in and manage the Securities.

          (ii)       He may carry on or concur in carrying on any business.

          (iii) He may acquire in any manner any asset (including, without limitation, to take it on lease). After that acquisition it will be included in the Securities.

          (iv) He may do anything to maintain, protect or improve any of the Securities or to obtain income or returns from any of the Securities.

          (v)        He may:

     (a) borrow or raise any money from any Lender or any other person approved by the Administrative Agent;

     (b)   give guarantees; and

     (c) grant any security interest over any of the Securities to secure that money or guarantee. That security interest may rank in priority to or equally with or after, the security created by this Deed. It may be given in the name of the Depositor or otherwise.

          (vi)       He may lend money or provide financial accommodation.

          (vii) He may sell any of the Securities (whether or not the Receiver has taken possession).

          (viii)     Without limitation any sale may be made:

     (a)   by public auction, private treaty or tender;

     (b)   for cash or on credit;

     (c)   in one lot or in parcels;

     (d) either with or without special conditions or stipulations as to title or time or mode of payment of purchase money or otherwise;

     (e) with power to allow the whole or any part of the purchase money to be deferred (whether with or without any security); and

     (f) whether or not in conjunction with the sale of any property by any person.

          (ix)       He may grant or take put or call options.

          (x) He may employ or discharge any person as employee, contractor, agent, professional adviser, consultant or auctioneer for any purpose.

          (xi)       He may make or accept any arrangement or compromise.

          (xii)      He may give receipts for money and other assets.

          (xiii)     He may:

     (a)   perform or enforce;

     (b) exercise or refrain from exercising the Depositor's rights and powers under; or

     (c)   obtain the benefit in other ways of,

any documents or agreements or rights which form part of the Securities and any documents or agreements entered into in exercise of any power.

          (xiv) He may vary, rescind or terminate any document or agreement.

          (xv) He may make debtors bankrupt, wind-up companies and do anything in relation to any bankruptcy, winding-up, official management, scheme of arrangement or receivership or other administration (including, without limitation, attend and vote at meetings of creditors and appoint proxies for such meetings).

          (xvi) He may commence, defend, conduct, settle, discontinue or compromise proceedings in the name of the Depositors or otherwise.

          (xvii) He may enter into and execute documents or agreements on behalf of himself or the Depositors. This includes, without limitation, signing, accepting and endorsing cheques, promissory notes and bills of exchange.

          (xviii)    He may operate any bank account comprising part of the
     Securities and open and operate any further bank account.

          (xix) He may surrender, release or transfer any of the Securities.

          (xxii) He may delegate to any person approved by the Administrative Agent any of the powers conferred upon the Receiver (including delegation).

          (xx) He may exchange with any person any of the Securities for other property.

          (xxi) He may promote the formation of companies with a view to purchasing any of the Securities or assuming the obligations of the Depositor or otherwise.

          (xxii) He may delegate to any person approved by the Administrative Agent any of the powers conferred upon the Receiver (including delegation).


          (xxiii)    He may have access to and make use of the premises, plant, equipment, and records and accounting and other services of the Depositor and the services of its staff.

          (xxiv) He may exercise any voting or other rights or powers in respect of any of the Securities and to do anything in relation to marketable securities.

          (xxv) He may pay any outgoing or indebtedness of the Depositor or any other person.

          (xxvi) He may redeem any security interest or acquire it and any debt secured by it.

          (xxvii)    He may take out insurance.

          (xxviii)   He may do anything incidental to the exercise of any other power.

     All of the above paragraphs are to be construed independently. None limits the generality of any other.

     8.4 Receiver appointed after commencement of winding-up. The power to appoint a Receiver may be exercised notwithstanding that:

     (a) an order may have been made or a resolution may have been passed to wind up a Depositor; and

     (b) a receiver appointed in those circumstances may not, or may not in some respects specified by the Receiver, act as the agent of the Depositor.

     8.5 Powers exercisable by the Administrative Agent. Whether or not a Receiver has been appointed, to the extent permitted by law the Administrative Agent may exercise any power of a Receiver at any time after an Event of Default (whether or not it is continuing) in addition to any power of the Administrative Agent or the Lenders and without giving notice. It may exercise those powers and its powers without taking possession or being liable as mortgagee in possession.

     8.6 Withdrawal. The Administrative agent may at any time give up possession of the Securities and may at any time withdraw any receivership.

     9. Remedies. Whenever a Default shall exist and be continuing, the Administrative Agent may exercise from time to time any rights and remedies available to it and, without limiting the foregoing, whenever a Default shall exist and be continuing the Administrative Agent (a) may, to the fullest extent permitted by applicable law, without notice, advertisement, hearing or process of law of any kind, (i) sell any or all of the Securities, free of all rights and claims of any Depositor therein and thereto, at any public or private sale and (ii) bid for and purchase any or all of the Securities at any such public sale; (b) shall have the right, for and in the name, place and stead of any Depositor, to execute endorsements, assignments, share transfer forms and other instruments of conveyance or transfer with respect to all or any of the Securities. Each Depositor hereby expressly waives, to the fullest extent permitted by applicable law, any and all notices, advertisements, hearings or process of law in connection with the exercise by the Administrative Agent of any of its rights and remedies during the continuance of a Default. Any proceeds of any of the Securities and any other money received under this Deed may be applied by the Administrative Agent to the payment of expenses in connection with the Securities, including, without limitation, reasonable attorneys' fees and legal expenses, and any balance of such proceeds may be applied by the Administrative Agent toward the payment of such of the Liabilities, and in such order of application, as the Administrative Agent may from time to time elect (and, after payment in full of all Liabilities, any excess shall be delivered to the Company or as a court of competent jurisdiction shall direct).

     The Administrative Agent is hereby authorized to comply with any limitation or restriction in connection with any sale of the Securities as it may be advised by counsel is necessary in order to (a) avoid any violation of applicable law (including, without limitation, compliance with such procedures as may restrict the number of prospective bidders and purchasers and/or further restrict such prospective bidders or purchasers to persons or entities who will represent and agree that they are purchasing for their own account for investment and not with a view to the distribution or resale of such Securities) or (b) obtain any required approval of the sale or of the purchase by any governmental regulatory authority or official, and each Depositor agrees that such compliance shall not result in such sale being considered or deemed not to have been made in a commercially reasonable manner and that the Administrative Agent shall not be liable or accountable to any Depositor for any discount allowed by reason of the fact that such Securities are sold in compliance with any such limitation or restriction.

     10. Power of Attorney. In addition, and without limiting the powers of the Administrative Agent set forth in Section 9, each Depositor hereby irrevocably and by way of security appoints the Administrative Agent and any person nominated in writing under the hand of any officer of the Administrative Agent severally to be its attorney for it and in its name and on its behalf and as its act and deed to prepare, complete, execute, seal, deliver, lodge and file and otherwise perfect and do any deed, assurance, agreement, instrument, transfer, memorandum, form, act or thing and institute and conduct any proceedings which such Depositor is required to execute and do under this Charge and Memorandum or, following the occurrence of a Default, which the Administrative Agent may deem necessary or prudent in order to effect or complete any sale made by the Administrative Agent of any or all of the Securities or in order to protect, preserve or realise any or all of the Securities or in order to enforce or prosecute any rights which such Depositor or the Administrative Agent may enjoy in respect of or under any or all of the Securities including the giving of receipts for all payments made under or in respect of all or any of the

Securities and executing and doing all or any of the documents, acts and things referred to in Section 8 hereof. Each Depositor will on request by the Administrative Agent execute all such transfers, powers of attorney and other documents as the Administrative Agent may require (i) for the purposes of perfecting or preserving the rights and interests of the Administrative Agent on behalf of the Lenders under or pursuant to this Charge and Memorandum or in respect of all or any of the Securities or (ii) following the occurrence of a Default to vest all or any of the Securities in the Administrative Agent or its nominees or a purchaser or transferee.

     11. General. The Administrative Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Securities if it takes such action for that purpose as a Depositor shall request in writing, but failure of the Administrative Agent to comply with any such request shall not of itself be deemed a failure to exercise reasonable care, and no failure of the Administrative Agent to preserve or protect any rights with respect to the Securities against prior parties, or to do any act with respect to preservation of the Securities not so requested by a Depositor, shall be deemed of itself a failure to exercise reasonable care in the custody or preservation of the Securities.

     No delay on the part of the Administrative Agent in exercising any right, power or remedy shall operate as a waiver thereof, and no single or partial exercise of any such right, power or remedy shall preclude any other or further exercise thereof, or the exercise of any other right, power or remedy.

     No amendment, modification or waiver of, or consent with respect to, any provision of this Charge and Memorandum shall be effective unless the same shall be in writing and signed and delivered by the Administrative Agent and each Depositor, and then such amendment, modification, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

     All obligations of each Depositor and all rights, powers and remedies of the Administrative Agent and the Lenders expressed herein are in addition to all other rights, powers and remedies possessed by them, including, without limitation, those provided by applicable law or in any other written instrument or agreement relating to any of the Liabilities or any security therefor.

     To the extent permitted by law:

     (a) the Depositors dispense with any notice or lapse of time required by any law before the Administrative Agent or the Lenders enforce this Deed or exercise any power;

     (b) no Lender is required to give notice to any person before enforcement or exercise;

     (c) any law requiring the giving of notice or the compliance with a procedure or the lapse of time before enforcement or exercise is excluded.

     Subject to any law which applies, notwithstanding an agreement to the contrary, none of the Administrative Agent, any Lender, Receiver or Attorney will be liable in respect of:

     (a) any conduct, delay, negligence or breach of duty in the exercise or non-exercise of a power; nor

     (b)        for any loss (including consequential loss) which results,

except where it arises from fraud or gross negligence on the part of the Administrative Agent, any Lender, Receiver or Attorney.

     No power and nothing in this Deed merges in, or in any other way prejudicially affects or is prejudicially affected by:

     (a)        any other security interest; or

     (b)        any judgment, right or remedy against any person,

which any Lender or any person claiming through any Lender may have at any time.

     Except where expressly stated the Administrative Agent or any Lender may give or withhold, or give conditionally, approvals and consents, may be satisfied or unsatisfied, and may form opinions, at its absolute discretion.

     Any provision of this Deed which is prohibited or unenforceable in any jurisdiction is ineffective as to that jurisdiction to the extent of the prohibition or unenforceability. That does not invalidate the remaining provisions of this Deed nor affect the validity or enforceability of that provision in any other jurisdiction.

     To the full extent permitted by law all legislation which at any time directly or indirectly:

     (a) lessens, varies or affects in favour of the Depositor any obligation under this Deed; or

     (b) delays, prevents or prejudicially affects the exercise by the Administrative Agent, any Lender, any Receiver or Attorney, of any power,

is excluded from this Deed.

     This Charge and Memorandum shall be binding upon each Depositor and the Administrative Agent and their respective successors and assigns, and shall inure to the benefit of each Depositor and the Administrative Agent and the successors and assigns of the Administrative Agent.

     12. Judgment Currency. The obligations of each Depositor, in respect of any sum due to the Administrative Agent or any Lender hereunder shall, notwithstanding any judgment in a currency (the "Judgment Currency") other than the currency in which such sum was originally denominated (the "Original Currency"), be discharged only to the extent that following receipt by the Administrative Agent or such Lender of any sum adjudged to be so due in the Judgment Currency, the Administrative Agent or such Lender, in accordance with normal banking procedures, purchases the Original Currency with the Judgment Currency. If the amount of Original Currency so purchased is less than the sum originally due to the Administrative Agent or such Lender, each Depositor agrees, as a separate obligation and notwithstanding any such judgment, to indemnify the Administrative Agent or such Lender, as the case may be, against such loss, and if the amount of Original Currency so purchased exceeds the sum originally due to the Administrative Agent or such Lender, as the case may be, the Administrative Agent or such Lender agrees to remit such excess to such Depositor.

     13.     Governing Law and Jurisdiction.

     A. This Charge and Memorandum shall be governed by and construed in accordance with the laws of the Australian Capital Territory and Australia.

     B. The Administrative Agent and each Depositor irrevocably agree for the exclusive benefit of the Administrative Agent that the courts of the Australian Capital Territory are to have jurisdiction to settle any disputes which may arise out of or in connection with this Charge and Memorandum and that accordingly any suit, action or proceeding arising out of or in connection with this Charge and Memorandum (in this Section 13 referred to as "Proceedings") may be brought in such court.

     C. Nothing in this Section 13 shall limit the right of the Administrative Agent to take Proceedings against any Depositor in any other court of competent jurisdiction, nor shall the taking of Proceedings in one or more jurisdictions preclude the taking of Proceedings in any other jurisdiction, whether concurrently or not.

     D. Each Depositor irrevocably waives any objection which it may have now or hereafter to the laying of the venue of any Proceedings in any such court as is referred to in this Section 13 and any claim that any such Proceedings have been brought in an inconvenient forum and further irrevocably agrees that a judgment in any Proceedings brought in the courts of the Australian Capital Territory or in any other court of competent jurisdiction shall be conclusive and binding upon it and may be enforced in the courts of any other jurisdiction.

     E. Each Depositor hereby irrevocably agrees that any writ, judgment or other notice of process shall be sufficiently and effectively served on it
(i) in connection with proceedings in the Australian Capital Territory, if addressed to the Depositor and delivered to [ ], (ii) to the extent permitted by applicable law, if a copy thereof is mailed by registered or certified airmail, postage prepaid, to the address set forth in the Subsidiary Guaranty or (iii) if served in any other manner permitted by applicable law.

     F. Each Depositor hereby consents generally in respect of any Proceedings arising out of or in connection with this Charge and Memorandum to the giving of any relief or the issue of any process in connection with such Proceedings, including, without limitation, the making, enforcement or execution against any property or assets or whatsoever of any order or judgment which may be made or given in such Proceedings.

     14.     Acknowledgement by Depositors.  The Depositors confirm that:

     (a) they have not entered into any Loan Document in reliance on, or as a result of, any statement or conduct of any kind of or on behalf of any Lender or any Affiliate of any Lender (including, without limitation, any advice, warranty, representation or undertaking); and

     (b) no Lender or any Affiliate of any Lender is obliged to do anything (including, without limitation, disclose anything or give advice).

except as expressly set out in the Loan Documents.

     IN WITNESS WHEREOF the parties hereto have caused this Charge and Memorandum to be duly executed and delivered as a deed on the day and year first before written.

                                   SCHEDULE I


TELEGRAPH AUSTRALIAN HOLDINGS LIMITED

ISSUER                         Cert #   No. of Shares       %    Total Outstanding
- ----------------------------------------------------------------------------------
John Fairfax Holdings Limited              4,775,000      0.60%
                                        Ordinary Shares


DAILY TELEGRAPH HOLDINGS BV

ISSUER                        Cert #    No. of Shares       %    Total Outstanding
- ----------------------------------------------------------------------------------
John Fairfax Holdings Limited            181,099,606     22.77%
                                       Ordinary Shares

                                          10,500,000      1.32%
                                       Non-voting
                                       Convertible
                                       Debentures

SIGNED as a Deed                            )
by [                   ] and                )
[                   ] and                   )
thereby executed by                         )
TELEGRAPH AUSTRALIAN HOLDINGS               )
LIMITED                                     )
as its Deed                                 )
                                        Authorised Signatory
                                        Title:


                                        Authorised Signatory
                                        Title:



SIGNED as a Deed                            )
by [                   ] and                )
[                   ] and                   )
thereby executed by                         )
DAILY TELEGRAPH HOLDINGS BV                 )
as its Deed                                 )
                                        Authorised Signatory
                                        Title:


                                        Authorised Signatory
                                        Title:



SIGNED as a Deed                            )
by [                   ] and                )
[                   ] and                   )
thereby executed by                         )
THE TORONTO-DOMINION BANK                   )
as its Deed                                 )
                                        Authorised Signatory
                                        Title:


                                        Authorised Signatory
                                        Title:

                                   EXHIBIT G

                                    FORM OF
                              ASSIGNMENT AGREEMENT


     Reference is made to Section 14.8.1 of the Credit Agreement dated as of May 30, 1996, (as amended or otherwise modified, the "Credit Agreement"), among First DT Holdings Limited, various financial institutions, and The Toronto-Dominion Bank, as issuing bank and administrative agent (in such capacity, the "Administrative Agent"). Unless otherwise defined herein or the context otherwise requires, terms used herein have the meanings provided in the Credit Agreement.

     _____________________ ("Assignor") and ________________ ("Assignee") hereby agree as follows:

     The Assignor hereby sells and assigns to the Assignee, and the Assignee hereby purchases and assumes from the Assignor, that interest in and to all of the Assignor's rights and obligations under the Credit Agreement as of the date hereof equal to ______% of the Loans, the participation interest in the Letters of Credit and the Commitment, such purchase and assignment to be effective as of the effective date set forth herein. After giving effect to such assignment and delegation, the Assignor's and Assignee's Percentages for the purposes of the Credit Agreement will be as set forth opposite each such Person's name on the signature pages hereof.

     The effective date of this Agreement shall be the date when the consent of the Issuing Bank, the Administrative Agent and the Company to this Agreement has been received and the conditions set forth in clauses (x), (y) and (z) of the proviso to the first paragraph of Section 14.8.1 of the Credit Agreement shall be either met or waived. The Assignor hereby instructs the Administrative Agent to make all payments after the effective date hereof in respect of the interest assigned hereby directly to the Assignee. The Assignor and the Assignee agree that all interest and fees accrued up to, but not including, the effective date of the assignment and delegation being made hereby are the property of the Assignor, and not the Assignee. The Assignee agrees that, upon receipt of any such interest or fees, the Assignee will promptly remit the same to the Assignor.

     The Assignee hereby confirms that it has received a copy of the Credit Agreement and the exhibits related thereto, together with copies of the documents which were required to be delivered under the Credit Agreement as a condition to the making of the initial Loans and the issuance of the initial Letter(s) of Credit thereunder. The Assignee acknowledges and agrees that it
(i) has made and will continue to make such inquiries and has taken and will take such care on its own behalf as would have been the case had its Commitments been granted, the Letters of Credit issued and its Loans been made directly by such Assignee to the Company without the intervention of any Agent, the Assignor or any other Lender and (ii) has made and will continue to make, independently and without reliance upon any Agent, the Assignor or any other Lender and based on such documents and information as it has deemed appropriate, its own credit analysis and decisions relating to the Credit Agreement. The Assignee further acknowledges and agrees that no Agent makes any representations or warranties about the creditworthiness of the Company or any other party to the Credit Agreement or any other Loan Document or with respect to the legality, validity, sufficiency or enforceability of the Credit Agreement or any other Loan Document or the value of any security therefor.

     The Assignor represents and warrants that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim.

     The Assignee represents and warrants to the Administrative Agent that, as of the date hereof, the Company will not be obligated to pay any greater amount under Section 7.6 or Section 8 of the Credit Agreement than the Company is obligated to pay to the Assignor under such Sections.

     Upon the effectiveness of this Agreement:

     (a) the Assignee (i) shall be deemed automatically to have become a party to the Credit Agreement and have all the rights and obligations of a "Lender" under the Credit Agreement as if it were an original signatory thereto to the extent specified in the second paragraph hereof; and (ii) agrees to be bound by the terms and conditions set forth in the Credit Agreement as if it were an original signatory thereto; and

     (b) the Assignor shall be released from its obligations under the Credit Agreement to the extent specified in the second paragraph hereof.


     The Assignor and the Assignee hereby agree that the [Assignor] [Assignee] will pay the Administrative Agent the processing fee referred to in Section
14.8.1 of the Credit Agreement.

     The Assignee hereby advises each of you of the following administrative details with respect to the assigned Loans and Commitments:

     (A)     Address for Notices:

             Institution Name:

             Address:

             Attention:

             Telephone:

             Facsimile:

    (B)      Payment Instructions:


     IN WITNESS WHEREOF, I have hereunto set my hand this ____ day of ___________________, 199_.


Percentage = _______                    [Insert Name of Assignee]

                                        By:  _____________________
                                        Name:
                                        Title:


Adjusted Percentage = _______           [Insert Name of Assignor]


                                        By:  ____________________
                                        Name:
                                        Title:

ACCEPTED AND CONSENTED TO

this ____ day of _________, 199_.


THE TORONTO-DOMINION BANK,
as Administrative Agent


By:__________________________________
Name:_____________________________
Title:____________________________


CONSENTED TO
this ____ day of ________, 199_.


FIRST DT HOLDINGS LIMITED


By:__________________________________
Name:_____________________________
Title:____________________________


CONSENTED TO
this __ day of ______, 199_.


THE TORONTO-DOMINION BANK,
  as Issuing Bank


By:__________________________________
Name:_____________________________
Title:____________________________

                          SUBORDINATED PROMISSORY NOTE


$193,000,000
                                                                  August 7, 1996
                                                               Chicago, Illinois

     FOR VALUE RECEIVED, FIRST DT HOLDINGS LIMITED, a limited liability company under the laws of England and Wales (the "Company") promises to pay to the order of HOLLINGER INTERNATIONAL INC. ("Hollinger International"), a Delaware corporation, in Chicago, Illinois $193,000,000 (the "Loan"), on February 7, 1998.

     The Company further promises to pay interest on the Loan evidenced hereby from the date of such Loan until such Loan is repaid in full at the rate equal to the Base Rate plus 1.25% per annum. Base Rate means the rate per annum equal to the rate of interest announced by The Toronto- Dominion Bank in New York as its reference rate for the determination of interest rates for loans of varying maturities in Dollars to United States residents of varying degrees of creditworthiness and being quoted at such time by The Toronto-Dominion Bank in New York as its "prime rate" from time to time, changing when and as said rate changes; it being understood that in neither case is such rate necessarily the lowest rate of interest provided to borrowers by the quoting institution. Such payments of interest by the undersigned shall be made quarterly on each August 31, November 30, February 28 and May 31 and at maturity, commencing on November 30, 1996. Payments of both principal and interest are to be made in lawful money of the United States of America. If any payment of principal or interest on this Promissory Note shall become due on a Saturday, Sunday, or bank holiday under the laws of the place where payment is received, such payment shall be made on the next succeeding business day and such extension of time shall in such case be included in computing interest in connection with such payment.

     The Company shall have the right at any time to prepay, without premium or penalty, all or any part of the unpaid principal balance of this Promissory Note, provided that at the time of any such prepayment, the Company shall also pay all accrued interest on the amount of such principal sum so prepaid.

     If any of the following events ("Events of Default") shall occur:

     (a) default by the Company in the payment of any installment of principal or interest on this Promissory Note when the same becomes due and payable, which default continues unremedied for a period of five

  (5) days after notice by or the holder of this Promissory Note requesting that such default be cured;

     (b) default by the Company in the performance of or compliance with any other term or covenant contained in this Promissory Note, which default continues unremedied for a period of thirty (30) days after notice by the holder of this Promissory Note requesting that such default be cured;

     (c) if the Company shall make a general assignment for the benefit of creditors, or shall file a voluntary petition in bankruptcy, or shall file any petition or answer seeking for itself any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future statute, law or regulation, or shall file any answer admitting or not contesting the material allegations of a petition filed against the undersigned in any such proceeding or shall seek or consent to or acquiesce in the appointment of any trustee, receiver or liquidator of the undersigned; or

     (d) if there shall be filed against the Company any petition or application for relief under any bankruptcy or similar law which is not discharged within sixty (60) days after such petition; or

     (e) the Company is unable to pay its debts as they fall due, commences negotiations with any one or more of its creditors with a view to the general readjustment or rescheduling of its indebtedness or makes a general assignment for the benefit of or a composition with its creditors; or

     (f) the Company takes any corporate action or other steps are taken or legal proceedings are started for its winding-up, dissolution, administration or re-organization or for the appointment of a receiver, administrator, administrative receiver, trustee or similar officer of it or of any or all of its revenues and assets; or

     (g) any execution or distress is levied against, or an encumbrancer takes possession of the whole or any part of, the property, undertaking or assets of the Company;

then, and in any such event, the holder of this Promissory Note may, at any time, at its option, by written notice to the

Company, declare the entire amount of principal and interest remaining unpaid on this Promissory Note due and payable.

     In case any one or more Events of Default shall occur and be continuing, the holder of this Promissory Note may proceed to protect and enforce its rights by an action at law, suit in equity or other appropriate proceeding, whether for the specific performance of any covenant contained in this Promissory Note, or for an injunction against a violation of any of the terms hereof, or in aid of the exercise of any power granted hereby or by law. No course of dealing and no delay on the part of the holder of this Promissory Note in exercising any right, power or remedy shall operate as a waiver thereof or otherwise prejudice rights of the holder of this Promissory Note. No right conferred hereby to the holder of this Promissory Note shall be exclusive of any other right referred to herein or now or hereafter available at law, in equity, by statute or otherwise.

     The undersigned waives presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Promissory Note. In any action on this Promissory Note, the holder of this Promissory Note need not produce or file the original of this Promissory Note, but need only produce or file a photocopy of this Promissory Note certified by such holder to be a true and correct copy of this Promissory Note.

     In addition to and not in limitation of the foregoing, the undersigned further agrees, subject only to any limitations imposed by applicable law, to pay all reasonable expenses incurred by the holder of this Note in endeavoring to collect any amounts payable hereunder which are not paid when due, whether by acceleration or otherwise.

     THIS NOTE IS THE SUBJECT OF THE SUBORDINATION AGREEMENT DATED AUGUST 7, 1996 BETWEEN THE COMPANY, HOLLINGER INTERNATIONAL AND THE TORONTO- DOMINION BANK, as Administrative Agent.

     ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS NOTE, SHALL BE BROUGHT AND MAINTAINED EXCLUSIVELY IN THE COURTS OF THE STATE OF NEW YORK OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT THE HOLDER'S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. THE COMPANY HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE. THE COMPANY FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED

MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF NEW YORK. THE COMPANY HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

     THE COMPANY HEREBY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER NOTE AND ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH FROM ANY BANKING RELATIONSHIP EXISTING IN CONNECTION WITH ANY OF THE FOREGOING, AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

     This Note is made under and governed by the internal laws of the State of New York.


     FIRST DT HOLDINGS LIMITED, a
     limited liability company under the
     laws of England and Wales

          By:__________________________________
             Name:
             Title:

                            SUBORDINATION AGREEMENT


     THIS SUBORDINATION AGREEMENT (this "Agreement"), dated as of August 7, 1996, is among FIRST DT HOLDINGS LIMITED, a limited liability company under the laws of England and Wales (the "Company"), HOLLINGER INTERNATIONAL INC., a Delaware corporation (the "Subordinated Lender"), and THE TORONTO-DOMINION BANK as administrative agent (in such capacity, the "Administrative Agent") for the Lenders party to the Credit Agreement referred to below.


                              W I T N E S S E T H:


     WHEREAS, the Subordinated Lender has made, and/or may in the future make, loans and advances to the Company; and

     WHEREAS, the Company has entered into that certain Credit Agreement, dated as of May 30, 1996 (together with all extensions, renewals, amendments, modifications or supplements, if any, from time to time made thereto, the "Credit Agreement"), with various financial institutions, The Toronto-Dominion Bank, as issuing bank, and the Administrative Agent; and

     WHEREAS, the execution and delivery of this Agreement is a condition, among others, to the Company's ability to borrow funds from the Lenders pursuant to the provisions of the Credit Agreement; and

     WHEREAS, as an entity financially interested in the Company, the Subordinated Lender deems it to be in its best interests to enter into this Agreement;

     NOW, THEREFORE, to induce the Administrative Agent and the Lenders to enter into the Credit Agreement and induce the Lenders to make the initial Loans thereunder and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Subordinated Lender hereby agree with the Administrative Agent as follows:

     Capitalized terms used herein and not otherwise defined are used as defined in the Credit Agreement. The expressions "paid in full" or "payment in full" shall mean (A) the payment in full in cash of all Senior Indebtedness in accordance with its terms, or (B) such other satisfaction in full of all Senior Indebtedness to which the holders of the Senior Indebtedness may agree. "Hedging Agreements" as used herein means collectively all Hedging Agreements (as such term is defined in the Credit Agreement) that are entered into with any Lender or any affiliate of any Lender.

     1. For purposes hereof, the term "Senior Indebtedness" means at any time, collectively, all obligations howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, now or hereafter existing, or due or to become due of the Company and its Subsidiaries to the Administrative Agent, the Lenders, or any of them, under the Credit Agreement, the Notes, the other Loan Documents, the Hedging Agreements and any and all renewals or extensions and refinancings thereof (including, without limitation, any interest accruing subsequent to the commencement of bankruptcy, insolvency or similar proceedings with respect to the Company). The term "Subordinated Debt" means, collectively,
(i) all obligations of the Company to the Subordinated Lender under that certain Subordinated Promissory Note dated August 7, 1996 in original principal amount of $193,000,000 made by the Company in favor of the Subordinated Lender, and
(ii) such additional obligations of the Company or any of the Company's Subsidiaries to the Subordinated Lender which the Subordinated Lender may, by written Addendum to this Agreement delivered to the Administrative Agent, add to the scope of this Agreement.

     2. (a) All Senior Indebtedness, including all interest and fees and any other payments due or to become due pursuant to the terms of the instruments evidencing such Senior Indebtedness shall be paid in full by the Company before any payment is made on account of the principal, interest, fees or other amounts on or with respect to any Subordinated Debt, provided, however, that the Company may make periodic payments of interest to the Subordinated Lender under the Subordinated Debt so long as such payments are permitted, and in amounts permitted, under Section 10.9 of the Credit Agreement.

     (b) In the event that the Company shall make any payment on account of the principal, interest, fees or other amounts on or with respect to the Subordinated Debt to the Subordinated Lender which is not permitted hereunder, such payment shall be held by the Subordinated Lender in express trust for the benefit of and shall be paid forthwith over and delivered to the Administrative Agent and the Lenders for application to the payment of all Senior Indebtedness remaining unpaid to the extent necessary to pay all Senior Indebtedness in full in accordance with its terms.

     (c) Upon the occurrence and during the continuance of an Unmatured Event of Default or an Event of Default, the Administrative Agent shall have the right to notify and instruct the Company to thereafter cease to make any and all payments otherwise due to the Subordinated Lender in connection with any Subordinated Debt.

     3. The Subordinated Lender agrees that the Subordinated Debt shall be unsecured, and that if at any time the Subordinated Lender shall be in possession of any assets of the Company or any Subsidiary of the Company which are subject to a Lien in favor of the Administrative Agent, the Lenders, or any of them (the "Collateral"), the Subordinated Lender shall hold such Collateral in trust for the Administrative Agent and the Lenders so long as any of the Senior Indebtedness remains unpaid. Until such time as the Senior Indebtedness has been paid in full and the Commitments and all Hedging Agreements are terminated, the Subordinated Lender agrees that it shall not exercise any of its rights under any document, instrument or agreement, or accelerate or collect the obligations of the Company or any of its Subsidiaries to it, or to realize upon any of the Collateral or any other assets of the Company or any Subsidiary of the Company or to attach, levy upon or execute against any of the Collateral or any other assets of the Company or any Subsidiary of the Company.

     4. Upon any distribution of the Collateral, the assets or the properties of the Company or any of its Subsidiaries or upon any dissolution, winding up, liquidation or reorganization involving the Company or any of its Subsidiaries (whether in bankruptcy, insolvency or receivership proceedings or upon an assignment for the benefit of creditors or otherwise):

     (a) the Administrative Agent and the Lenders shall first be entitled to receive payment in full of the principal of and interest on the Senior Indebtedness and all fees and any other payments (including all costs and expenses) due pursuant to the terms of the instruments evidencing such Senior Indebtedness before the Subordinated Lender is entitled to receive any payment on account of any Subordinated Debt;

     (b) any payment or distribution of the assets or properties of the Company or any of its Subsidiaries of any kind or character, whether in cash, property or securities, to which the Subordinated Lender would be entitled except for the provisions of this Agreement, shall be paid by the liquidating trustee or agent or other person making such payment or distribution directly to the Administrative Agent on behalf of the Administrative Agent and the Lenders; and

     (c) in the event that, notwithstanding the foregoing, any payment or distribution of the assets or properties of the Company or any of its Subsidiaries of any kind or character, whether in cash, property or securities, shall be received by the Subordinated Lender on account of principal, interest, fees or other amounts on or with respect to the Subordinated Debt before all Senior Indebtedness is paid in full, such payment or distribution shall be received and held in trust for and shall be paid over to the Administrative Agent on behalf of the Lenders for application to the payment of such Senior Indebtedness until all such Senior Indebtedness shall have been paid in full.

     5. No right of the Administrative Agent or any Lender or any present or future holder of any of the Senior Indebtedness to enforce subordination as provided herein shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or any of its Subsidiaries, or the Subordinated Lender, or by any act or failure to act, in good faith, by the holder of any of the Senior Indebtedness, or by any noncompliance by the Company or any of its Subsidiaries, or the Subordinated Lender, with the terms of the Credit Agreement or any other Loan Document or any Hedging Agreement regardless of any knowledge thereof with which such holder may have or be otherwise charged.

     6. The Subordinated Lender, by its execution of this Agreement, authorizes and expressly directs the Administrative Agent, on behalf of the Administrative Agent and the Lenders, to take such action as may be necessary or appropriate, in the Administrative Agent's sole discretion, from time to time to effectuate the subordination provided herein and appoints the Administrative Agent its attorney-in-fact for such purpose, including, without limitation, in the event of any dissolution, winding up, liquidation or reorganization of the Company or any of its Subsidiaries (whether in bankruptcy, insolvency or receivership proceedings or upon an assignment for the benefit of creditors or otherwise) tending towards liquidation of the business or the assets of the Company or any of its Subsidiaries, the immediate filing of a claim for the unpaid balance of its Subordinated Debt in the form required in said proceedings and the taking of all steps necessary to cause such claim to be approved and the right to vote such claim at creditors' meetings, with respect to the election of trustees, for or against acceptance of plans or otherwise as the Administrative Agent deems necessary or desirable to enforce the provisions of this Agreement.


     7. The Administrative Agent and the Lenders may extend, renew, modify or amend the terms of any of the Senior Indebtedness or any security therefor and release, transfer, assign, sell or exchange such security and otherwise deal freely with the Company and its Subsidiaries, or any of them, to the same extent as could any Person, all without notice to or consent of the Subordinated Lender and without affecting the liabilities and obligations of the Subordinated Lender pursuant to the provisions hereof.


     8. The Lenders, or any of them, may assign or transfer any or all of the Senior Indebtedness or any interest herein as provided in the Credit Agreement; and notwithstanding any such assignment or transfer or any subsequent assignment or transfer thereof, such Senior Indebtedness shall be and remain Senior Indebtedness for the purposes of this Agreement, and every immediate and successive assignee or transferee of any of the Senior Indebtedness or of any interest therein shall, to the extent of the interest of such assignee or transferee in the Senior Indebtedness, be entitled to the benefits of this Agreement to the same extent as if such assignee or transferee were such Lender or Lenders.

     9. No delay on the part of the Administrative Agent or the Lenders in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by the Administrative Agent or any Lender of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy; nor shall any modification or waiver of any of the provisions of this Agreement be binding upon any party hereto except as expressly set forth in a writing duly signed and delivered by or on any party hereto.

     10. The Subordinated Lender and the Company, for itself and each of its Subsidiaries, hereby waive (a) notice of acceptance of this Agreement by the Administrative Agent and the Lenders, (b) notice of the existence or creation or nonpayment of all or any of the Senior Indebtedness, and (c) all diligence in the collection or protection of or realization upon the Senior Indebtedness or the Collateral therefor.

     11. The Subordinated Lender hereby agrees to cause all instruments evidencing Indebtedness subject to the provisions of this Agreement to be subject to an appropriate legend to the effect that the Indebtedness evidenced by such instrument is subordinated to the Senior Indebtedness in the manner and to the extent set forth in this Agreement, and will make, or cause to be made, appropriate entries in the books and records of the Subordinated Lender to indicate that the Subordinated Debt is subject to the Senior Indebtedness.

     12. The priorities herein specified are applicable irrespective of the time of creation of any of the Senior Indebtedness or Subordinated Debt.

     13. The Company and the Subordinated Lender hereby expressly agree and represent that this Agreement is to induce the Administrative Agent and the Lenders, and each of them, to enter into the Credit Agreement and to induce the Lenders to make Loans thereunder. The provisions hereof shall be binding upon the successors and assigns of the Company and the Subordinated Lender and shall inure to the benefit of the Administrative Agent and the Lenders and any participant of any Lender and all subsequent holders of the Senior Indebtedness. It is hereby further agreed that the Administrative Agent and the Lenders may enforce any and all rights derived from this Agreement by suit, either in equity or law, for specific performance of any agreement herein contained or for judgment at law and any other relief whatsoever appropriate to such action or procedure. In the event this Agreement shall be enforced by the Administrative Agent, the Lenders, or any of them, or by its selected counsel, the Company agrees to pay all reasonable costs and expenses of such enforcement.

     14. The subordination provisions set forth in this Agreement shall continue to be effective or be reinstated, as the case may be, at any time any payment of any of the Senior Indebtedness or the Subordinated Indebtedness is rescinded or must otherwise be returned by any holder of the Senior Indebtedness or the Subordinated Debt upon the insolvency, bankruptcy or reorganization of the Company or otherwise, all as though such payment had not been made.

     15. The Subordinated Lender agrees that it shall not assign, pledge or hypothecate any Subordinated Debt, except in connection with the Publishing Facility (as defined in the Credit Agreement).

     16. This Agreement shall be interpreted, and the rights and liabilities of the parties hereto shall for all purposes be governed by and construed and enforced without giving effect to the principles of conflicts of laws, in accordance with the laws of the State of New York. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

     17. ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS AGREEMENT, SHALL BE BROUGHT AND MAINTAINED EXCLUSIVELY IN THE COURTS OF THE STATE OF NEW YORK OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT THE ADMINISTRATIVE AGENT'S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. EACH PARTY HERETO HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE. EACH PARTY HERETO FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL

SERVICE WITHIN OR WITHOUT THE STATE OF NEW YORK. THE SUBORDINATED LENDER HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

     18. EACH PARTY HERETO, INCLUDING THE ADMINISTRATIVE AGENT, AND, BY THEIR ACCEPTANCE OF THE BENEFITS HEREOF, EACH OF THE LENDERS HEREBY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS AGREEMENT AND ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH FROM ANY BANKING RELATIONSHIP EXISTING IN CONNECTION WITH ANY OF THE FOREGOING, AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

     19. This Agreement may be executed in any number of counterparts and by the parties hereto on separate counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute one and the same instrument.

  IN WITNESS WHEREOF, the Company, the Subordinated Lender and the Administrative Agent have caused their respective duly authorized officers or representatives to execute, seal and deliver this Agreement as of the date first above written.


                                     HOLLINGER INTERNATIONAL INC.,
                                       a Delaware corporation

                                       By:__________________________________
                                        Name: Title:

                                     FIRST DT HOLDINGS LIMITED, a
                                       limited liability company under the
                                       laws of England and Wales

                                     By:__________________________________
                                        Name:
                                        Title:

                                     THE TORONTO-DOMINION BANK
                                       as Administrative Agent

                                     By:__________________________________
                                        Name:_____________________________
                                        Title:____________________________

                                  Schedule 9.8
                                  Subsidiaries

The Company owns 80,237,138 ordinary shares of Telegraph, representing approximately 58.9% of the authorized ordinary shares of Telegraph, as well as 5,000,000 (100%) non-voting redeemable preference shares of Telegraph.

Telegraph has the following interests in Subsidiaries:

NAME                                        CLASS AND PROPORTION OF NOMINAL
                                              VALUE OF ISSUED SHARES HELD

Creditscheme Limited (England)                      Ordinary shares - 100%
Deedtask Limited (England)                          Ordinary shares - 100%
Telegraph Australian Holdings Limited               Ordinary shares - 100%
(held by Creditscheme Limited, Deedtask
Limited and Telegraph as to 40.78%,
56.31% and 2.91%, respectively)
Deedtask Holdings BV (Netherlands)                  Ordinary shares - 99.9996%**
(held by Telegraph Australian Holdings Limited)
Daily Telegraph Holdings BV                         Ordinary shares - 99.8997%**
(Netherlands)*
(held by Deedtask Holdings BV)+
Certain Dormant Companies
and Companies with insignificant
assets++                                            Ordinary shares - 100%


* Telegraph Australian Holdings Limited holds 4,775,000 ordinary shares of Fairfax and Daily Telegraph Holdings BV holds 184,599,606 ordinary and 7,000,000 non-voting convertible debentures of Fairfax. These represent in aggregate approximately 24.7% of Fairfax's issued capital.

** 2979969 Canada Ltd., a subsidiary of Hollinger Inc., holds 10 of the 2,500,010 ordinary shares of each of Daily Telegraph Holdings BV and Deedtask Holdings BV.

+ Telegraph also holds 2,500 non-cumulative preference shares in the capital of Daily Telegraph Holdings BV, being the total outstanding preference share capital of Daily Telegraph Holdings BV.

++ Slobodon Limited, The Evening Post Limited, Yellov Limited, The Sunday Telegraph Limited, DT Developments Limited, The Morning Post Limited, Telegraph Trustees Limited, Young Telegraph Limited, Telegraph Books Limited, Equalmission Limited, The Spectator (1828) Limited, The Daily Telegraph Business Networks Limited, Telegraph Publishing Limited, Business News Deliveries Limited.

                                 SCHEDULE 10.7.

                                   EXHIBIT J


                                    FORM OF
                               SCHEME CERTIFICATE


To:              The Toronto-Dominion Bank,
                   as Administrative Agent under the U.K. Credit Agreement

                 Toronto Dominion (Texas), Inc.
                   as Administrative Agent under the U.S. Credit Agreement

                 Toronto Dominion Investments Inc.
                   as Collateral Agent under the Holdco Facility


     Reference is made to:

     1. the Credit Agreement, dated as of May 30, 1996 (herein, as amended or otherwise modified from time to time, called the "U.K. Credit Agreement"), among First DT Holdings Limited (the "U.K. Borrower"), various financial institutions (the "U.K. Lenders"), and The Toronto Dominion Bank as issuing bank and administrative agent;

     2. the Amended and Restated Credit Agreement, dated as of May 30, 1996 (herein, as amended or otherwise modified from time to time, called the "U.S. Credit Agreement"), among Hollinger International Publishing Inc. (the "U.S. Borrower"), various financial institutions (the "U.S. Lenders"), The Toronto-Dominion Bank, as issuing bank, and Toronto Dominion (Texas), Inc. as administrative agent; and

     3. the Securities Purchase Agreement, dated as of May 30, 1996 (herein, as amended or otherwise modified from time to time, called the "Holdco Facility" and, together with the U.K. Credit Agreement and the U.S. Credit Agreement, the "Facilities"), among Hollinger International Publishing Holdings Inc. ("Holdco"), Hollinger International Inc. ("Hollinger International"), and Toronto Dominion Investments Inc. as collateral agent ("TD" and, together with the U.K. Lenders and the U.S. Lenders, the "Lenders").

     Terms used but not otherwise defined herein are used herein as defined in the relevant Facility.

     Each of the U.K. Borrower, the U.S. Borrower, Holdco, and Hollinger International hereby certify, with respect to each Facility to which they are a party or a guarantor, as the case may be, that:

     1. no Event of Default or Unmatured Event of Default has occurred and is continuing under such Facility or would result if Loans were to be advanced thereunder or the Scheme was to become effective as at the date of this certificate;

     2. the representations and warranties contained in such Facility are true and correct as at the date of this certificate;

     3. no event has occurred since December 31, 1995 which may have a Material Adverse Effect; and

     4. each Obligor would, if the Loan were advanced on the date of this certificate, be able to comply with its obligations under or in respect to the Facility including, in particular, its ability to satisfy the conditions precedent and financial covenants applicable to such Obligor.

         IN WITNESS WHEREOF, each of the U.K. Borrower, the U.S. Borrower, Holdco, and Hollinger have caused this Certificate to be executed and delivered by its duly authorized officers this _____ day of __________, 19__.

FIRST DT HOLDINGS LIMITED

By:____________________________
Name___________________________
Title__________________________


HOLLINGER INTERNATIONAL PUBLISHING INC.

By_____________________________
Name___________________________
Title__________________________

HOLLINGER INTERNATIONAL PUBLISHING
 HOLDINGS INC.

By_____________________________
Name___________________________
Title__________________________


HOLLINGER INTERNATIONAL INC.

By_____________________________
Name___________________________
Title__________________________





                                    -3-